    As filed with the Securities and Exchange Commission on April 28, 2006

                                                              FILE No. 33-7734
                                                                       811-4160
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-6

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                 Post-Effective Amendment No. 25 on Form N-6
                     to Registration Statement on Form S-6

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                                 Amendment No. 9
                             JPF SEPARATE ACCOUNT A
                           (Exact Name of Registrant)

                  JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               (Name of Depositor)

                               One Granite Place
                               Concord, NH 03301
              (Address of Depositor's principal executive offices)

                                David K. Booth
                                   President
                     Jefferson Pilot Variable Corporation
                               One Granite Place
                               Concord, NH 03301
                     (Name and address of agent for service)

                                   Copies to:
                          Frederick C. Tedeschi, Esq.

                  Jefferson Pilot Financial Insurance Company
                               One Granite Place
                               Concord, NH 03301

                               ------------------

Title and amount of Securities being registered:

     Units of Interest in the Separate Account Under Individual Flexible Premium Variable Life Insurance Policies.

     The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) of the Investment Company Act of 1940.

Approximate Date of Proposed Public Offering:


It is proposed that this filing will become effective:
   _____  Immediately upon filing pursuant to paragraph (b)
   __X__  On May 1, 2006, pursuant to paragraph (b)
   _____  60 days after filing pursuant to paragraph (a)(1)
   _____  On (date), pursuant to paragraph (a)(1) of Rule 485.


     Registrant elects to be governed by Rule 6e-3(T)(b)(13)(i)(A) under the Investment Company Act of 1940, with respect to the policy described in the Prospectus.

================================================================================

                             PROSPECTUS: MAY 1, 2006


                                 JPF ENSEMBLE II

                             JPF SEPARATE ACCOUNT A

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
          One Granite Place, Concord, New Hampshire 03301 800-258-3648

This Prospectus describes the Ensemble II variable life insurance policy ("Ensemble II" or "the Policy"), a flexible premium variable life insurance policy issued and underwritten by Jefferson Pilot Financial Insurance Company ("we" or "JP Financial" or "the Company"). The Policy is intended to provide life insurance and pay a benefit, as described in this Prospectus, upon surrender or death. The Policy allows flexible premium payments, Policy Loans, withdrawals, and a choice of two Death Benefit Options. Your account values may be invested on either a fixed or variable or combination of fixed and variable basis. You may allocate your Net Premiums to JPF Separate Account A ("Separate Account A" or "the Separate Account"), and/or the General Account, or both Accounts. The Divisions of the Separate Account support the benefits provided by the variable portion of the Policy. The Accumulation Value allocated to each Division is not guaranteed and will vary with the investment performance of the associated Portfolio. Net Premiums allocated to the General Account will accumulate at rates of interest we determine; such rates will not be less than 4.5% per year. Your Policy may lapse if the Cash Value is insufficient to pay a Monthly Deduction. We will send premium reminder notices for Planned Premiums and for premiums required to continue the Policy in force. If the Policy lapses, you may apply to reinstate it.

The Policy has a free look period during which you may return the Policy. We will refund your Premium (See "Right of Policy Examination").

This Prospectus also describes the Divisions used to fund the Policy through Separate Account A. Each Division invests exclusively in one of the following
Portfolios:

JPVF CAPITAL GROWTH PORTFOLIO
JPVF GROWTH PORTFOLIO
JPVF STRATEGIC GROWTH PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE, CLASS II
AMERICAN FUNDS INSURANCE SERIES, GROWTH FUND, CLASS 2
AMERICAN FUNDS INSURANCE SERIES, GROWTH-INCOME FUND, CLASS 2

DWS SMALL CAP INDEX VIP-CLASS B

FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP MID CAP PORTFOLIO, SERVICE CLASS 2
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO, SERVICE CLASS 2
FRANKLIN SMALL CAP VALUE SECURITIES FUND, CLASS 2
GOLDMAN SACHS CAPITAL GROWTH FUND
MFS UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP ASIA 30
PROFUND VP EUROPE 30
PROFUND VP FINANCIALS
PROFUND VP HEALTH CARE
PROFUND VP LARGE-CAP GROWTH
PROFUND VP LARGE-CAP VALUE
PROFUND VP RISING RATES OPPORTUNITY
PROFUND VP SMALL-CAP GROWTH
PROFUND VP SMALL-CAP VALUE
PROFUND VP TECHNOLOGY
PROFUND VP U.S. GOVERNMENT PLUS

TEMPLETON FOREIGN SECURITIES FUND: CLASS 1

VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

Not all Divisions may be available under all Policies or in all jurisdictions. You may obtain the current Prospectus and Statement of Additional Information ("SAI") for any of the Portfolios by calling (800) 258-3648 X7719.

In certain states the Policies may be offered as group contracts with individual ownership represented by Certificates. The discussion of Policies in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise.

Replacing existing insurance or supplementing an existing flexible premium variable life insurance policy with the Policy may not be to your advantage.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE FUNDS. BOTH THIS PROSPECTUS AND THE UNDERLYING FUND PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Ensemble II insurance policies and shares of the Funds are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the contracts involves certain investment risks, including possible loss of principal invested.

TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
POLICY BENEFITS/RISKS SUMMARY                                                  3
POLICY RISKS                                                                   4
PORTFOLIO RISKS                                                                5
FEE TABLES                                                                     6
DEFINITIONS                                                                   12
THE COMPANY                                                                   13
THE SEPARATE ACCOUNT                                                          14
INVESTMENT AND FIXED ACCOUNT OPTIONS                                          15
  Separate Account Investments                                                15
  Investment Advisers and Objectives for Each of the Funds                    15
  Mixed and Shared Funding; Conflicts of Interest                             20
  Fund Additions, Deletions or Substitutions                                  20
  General Account                                                             20
POLICY CHOICES                                                                21
  General                                                                     21
  Premium Payments                                                            21
  Modified Endowment Contract                                                 21
  Compliance with the Internal Revenue Code                                   22
  Backdating                                                                  22
  Allocation of Premiums                                                      22
  Death Benefit Options                                                       22
  Transfers and Allocations to Funding Options                                23
  Telephone Transfers, Loans and Reallocations                                25
  Automated Transfers (Dollar Cost Averaging and Portfolio Rebalancing)       25
POLICY VALUES                                                                 26
  Accumulation Value                                                          26
  Unit Values                                                                 26
  Net Investment Factor                                                       27
  Surrender Value                                                             27
CHARGES & FEES                                                                28
  Charges & Fees Assessed Against Premium                                     28
  Charges & Fees Assessed Against Accumulation Value                          28
  Charges & Fees Assessed Against the Separate Account                        29
  Charges Deducted Upon Surrender                                             30
  Surrender Charges on Surrenders and Withdrawals                             30
POLICY RIGHTS                                                                 31
  Surrenders                                                                  31
  Withdrawals                                                                 31
  Grace Period                                                                31
  Reinstatement of a Lapsed Policy                                            32
  Right to Defer Payment                                                      32
  Policy Loans                                                                32
  Policy Changes                                                              33
  Right of Policy Examination ("Free Look Period")                            34
  Maturity Benefit                                                            34
  Extension of Maturity Date                                                  34
  Supplemental Benefits                                                       34
DEATH BENEFIT                                                                 35
POLICY SETTLEMENT                                                             35
  Settlement Options
ADDITIONAL INFORMATION                                                        36
  Reports to Policyowners                                                     36
  Right to Instruct Voting of Fund Shares                                     36
  Disregard of Voting Instructions                                            36
  State Regulation                                                            36
  Legal Matters                                                               37
  Financial Statements                                                        37
  Employment Benefit Plans                                                    37
TAX MATTERS                                                                   37
  General                                                                     37
  Federal Tax Status of the Company                                           37
  Life Insurance Qualification                                                37
  Charges for JP Financial Income Taxes                                       40
MISCELLANEOUS POLICY PROVISIONS                                               41
  The Policy                                                                  41
  Payment of Benefits                                                         41
  Suicide and Incontestability                                                41
  Protection of Proceeds                                                      41
  Nonparticipation                                                            41
  Changes in Owner and Beneficiary; Assignment                                41
  Misstatements                                                               41
APPENDIX A--ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND
  DEATH BENEFITS                                                             A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON. THE PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. LIFE INSURANCE IS A LONG-TERM INVESTMENT. POLICYOWNERS SHOULD CONSIDER THEIR NEED FOR INSURANCE COVERAGE AND THE POLICY'S LONG-TERM INVESTMENT POTENTIAL. NO CLAIM IS MADE THAT THE POLICY IS ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

   POLICY BENEFITS/RISKS SUMMARY

-  POLICY BENEFITS

   This summary describes the Policy's important benefits and risks. The sections in the prospectus following this summary discuss the Policy's benefits and other provisions in greater detail. The Definitions Section (pages 12 and 13 below) defines certain words and phrases used in this prospectus.

   The Policy is a flexible premium variable universal life insurance contract. The Policy is built around its Accumulation Value, which changes every business day based on the investment experience of the Portfolios underlying the Divisions or the amount of interest credited to the General Account. Premiums increase Accumulation Value. Charges we assess, cash you withdraw and policy loans decrease the Policy's Accumulation Value. Your choice of the timing and amount of premiums you pay, investment options and your use of partial withdrawal and loan privileges will influence the Policy's performance. The choices you make will directly impact how long the Policy remains in effect, its tax status and the amount of cash available for use.

-  ISSUANCE AND UNDERWRITING

   We will issue a Policy on the life of a prospective Insured who meets our Age and underwriting standards. We will apply any funds you give to us, without interest, to the policy on the Policy Date.

-  DEATH BENEFIT

   The primary benefit of your Policy is life insurance coverage. While the Policy is in force, we pay a Death Benefit to the Beneficiary when the Insured dies and we receive due proof of death at our Service Office.

   CHOICE OF DEATH BENEFIT OPTION: At the time you purchase the Policy, you must choose between two Death Benefit Options. We will reduce the amount of any Death Benefit payable by the amounts of any loans, unpaid loan interest and withdrawals.

-  ACCESS TO CASH VALUE

   LOANS: You may borrow up to 90% of the Policy's Cash Value at the end of the Valuation Period during which we receive the loan request. We will deduct any outstanding loan balance and unpaid interest from any Death Benefit proceeds.

   PARTIAL WITHDRAWALS: You may make a written request to withdraw part of your Surrender Value. We charge the lesser of $25 or 2% of the withdrawal. A withdrawal may have tax consequences.

   SURRENDERS: At any time while the Policy is in force and the Insured is living, you may make a written request to surrender your Policy. You will receive your Policy's Accumulation Value less any applicable Surrender Charge and outstanding Policy Debt. A surrender may have tax consequences.

-  FLEXIBILITY OF PREMIUMS

   After you pay the initial premium, prior to the Maturity Date, you may pay subsequent premiums at any time and in any amount, subject to some restrictions. While there are no scheduled premium due dates, we may schedule planned periodic premiums and send you billing statements for the amount you select. You may also choose to make pre-authorized automatic monthly premium payments.

-  "FREE LOOK" PERIOD

   You have the right to examine and cancel your Policy by either returning it to our Service Office or to our representative within 10 days after you receive it, within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. (Some states allow a longer period of time during which a Policy may be returned.) The free look period begins when you receive your Policy. We will refund your premium or Accumulation Value, as required by state law.

-  OWNERSHIP RIGHTS

   While the Insured is living and the Policy is in force, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy, subject to the terms of any assignment of the Policy. These rights include selecting and changing the Beneficiary, naming a successor owner, changing the Specified Amount of the Policy and assigning the Policy.

-  SEPARATE ACCOUNT

   The Separate Account is an investment account separate from the General Account. You may direct the Accumulation Value in your Policy to any of the Divisions of the Separate Account. Each Division invests in the one of the corresponding Portfolios listed on the cover of and described in this prospectus. Amounts allocated to the Separate Account will vary according to the investment performance of the Portfolios in which the Divisions invest. There is no guaranteed minimum division cash value.

-  GENERAL ACCOUNT

   You may place all or a portion of your Accumulation Value in the General Account where it earns a minimum of 4.5% annual interest. We may declare higher interest rates, but are not obligated to do so.

-  TRANSFERS

   GENERAL: You may transfer Accumulation Value among the Divisions and the General Account up to 20 times in each Policy Year. You will not be charged for the first 12 transfers in a Policy Year. We will charge the lesser of $25 or 10% of the amount transferred for each additional transfer during a Policy Year. Special limitations apply to transfers from the General Account. We reserve the right to modify transfer privileges and charges.

   DOLLAR COST AVERAGING: You may make periodic automatic transfers of specified amounts from the Money Market Division or the General Account to any other Division or the General Account.


   PORTFOLIO REBALANCING: If selected we will automatically readjust the allocation between the Divisions and the General Account on a quarterly, semi-annual or annual basis at no additional charge.


-  SETTLEMENT OPTIONS

   There are several ways of receiving the Policy's Death Benefit proceeds other than in a lump sum. Proceeds distributed according to a settlement option do not vary with the investment experience of the Separate Account.

-  CASH VALUE

   Your Policy's Cash Value equals the Accumulation Value (the total amount that your Policy provides for investment plus the amount held as collateral for Policy Debt) less any Surrender Charge.

-  TAX BENEFITS

   Under current law you are not taxed on any gain under the Policy until you withdraw Accumulation Value from your Policy.

-  SUPPLEMENTAL BENEFITS AND RIDERS

   We offer several optional insurance benefits and riders that provide supplemental benefits under the Policy. There is a charge associated with these benefits and riders.

   POLICY RISKS

-  INVESTMENT RISK

   If you invest your Accumulation Value in one or more Divisions, you will be subject to the risk that investment performance of the Divisions will be unfavorable and that the Accumulation Value will decrease. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the General Account, then we credit your Accumulation Value (in the General Account) with a stated rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum of 4.5% per year.

-  SUITABILITY

   Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. While the amount of the Surrender Charge decreases over time, it may be a substantial portion or even exceed your Surrender Value. Accordingly, you should not purchase the Policy if you will need your Cash Value in a short period of time.

-  RISK OF LAPSE

   If your monthly charges exceed your Surrender Value, your Policy may enter a 61-day (in most states) Grace Period and may lapse. When you enter the Grace Period, we will notify you that your Policy will lapse (that is, terminate without value) if you do not send us payment for the amount stated in the notice by a specified date. Your Policy generally will not enter the Grace Period if you make timely premium payments sufficient to cover the Monthly

   Deduction. Subject to certain conditions you may reinstate a lapsed Policy.

-  TAX RISKS

   Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your Policy may become a modified endowment contract ("MEC"). Under federal tax law, loans, withdrawals and other pre-death distributions received from a MEC Policy are includable in gross income on an income first basis. Also, if you receive these distributions before you have attained age 59 1/2, you may be subject to a 10% penalty.

   Existing tax laws that benefit this Policy may change at any time.

-  WITHDRAWAL AND SURRENDER RISKS

   A Surrender Charge applies during the first ten Policy Years after the Policy Date and for ten years after each increase in Specified Amount. It is possible that you will receive no Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Surrender Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

   A partial withdrawal will reduce Surrender Value and Death Benefit. Partial withdrawals may be subject to a pro rata Surrender Charge and a partial withdrawal charge.

   A surrender or partial withdrawal may have tax consequences.

-  LOAN RISKS

   Taking a loan from your Policy may increase the risk that your Policy will terminate. It will have a permanent effect on the Policy's Surrender Value because the Accumulation Value held as security for the loan does not participate in the performance of the Divisions. In addition, if you do not pay loan interest when it comes due, the accrued interest will reduce the Surrender Value of your Policy. Both of these consequences may increase your Policy's risk of lapse. A loan will also reduce the Death Benefit. If your Policy is surrendered or if it lapses with an outstanding loan, you may incur adverse tax consequences.

   PORTFOLIO RISKS

   Each Division invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Divisions invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

   The type of investments that a Portfolio makes entail specific types of risks. A comprehensive discussion of the risks of each Portfolio in which the Divisions may invest may be found in the Funds' prospectuses. Please refer to the prospectuses for the Funds for more information. You should read the prospectuses for each of the Funds carefully before investing. If you do not have a prospectus for a Portfolio, please contact us at the address or telephone number provided on the front cover of this prospectus and we will send you a copy.

FEE TABLES

     THE FOLLOWING TABLES DESCRIBE THE FEES AND EXPENSES THAT YOU WILL PAY WHEN BUYING, OWNING AND SURRENDERING THE POLICY. THE FIRST TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME YOU BUY THE POLICY, SURRENDER THE POLICY, OR TRANSFER ACCUMULATION VALUE AMONG THE DIVISIONS AND THE GENERAL ACCOUNT.

                                TRANSACTION FEES

                                    WHEN CHARGE IS
CHARGE                              DEDUCTED                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Premium Tax Charge (1)              Each Premium Payment             2.5% of premium

Surrender Charge (2)                Policy surrender, partial        MAXIMUM = $60.55 per $1,000 of Specified Amount (Policy
                                    withdrawal, or decrease in       surrendered in 1st Policy Year for male smoker age 85)
                                    Specified Amount in first ten
                                    Policy Years and first ten       MINIMUM = $0.10 per $1,000 of Specified Amount (Policy
                                    years after any increase in      surrendered in 10th Policy Year, for female non-smoker,
                                    Specified Amount                 age 1)

                                                                     For 36 year old, male non-smoker, Standard rating class:
                                                                     $3.08 per $1,000 of Specified Amount in Policy Year 1,
                                                                     declining to $0.51 per $1,000 of Specified Amount in
                                                                     Policy Year 10

Transfer Fees                       Upon Transfer                    $0 on first 12 transfers in each Policy Year; the lesser
                                                                     of $25 or 10% of the amount transferred thereafter.

Withdrawal Charge                   Upon Withdrawal                  The lesser of $25 or 2% of the partial withdrawal
                                                                     amount.

In-force Policy Illustrations       Upon Request                     $25 (3)

Net Policy Loan Interest Rate (4)   Upon each Policy Anniversary     Type A Loan: 0% (5)
                                    or, when applicable, loan        Type B Loan: 2% annually (5)
                                    repayment, Policy surrender,
                                    reinstatement of Policy or
                                    death of the Insured

(1) Subject to state law, we reserve the right to increase these tax charges due to changes in state or federal tax laws that increase our tax liability.

(2) This charge applies to all surrenders, partial withdrawals, and decreases in Specified Amount. Your Policy's maximum initial surrender charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). The Guideline Annual Premium varies based on your Policy's Specified Amount, Issue Age, risk classification, and sex of the Insured. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factors are shown in the table below, declining to 0 after the 10th Policy Year:

                         POLICY YEAR      SURRENDER CHARGE FACTOR
                        -------------    -------------------------
                             1-5                   .30
                               6                   .25
                               7                   .20
                               8                   .15
                               9                   .10
                              10                   .05
                    11 and after                     0

     For more information and an example, see "Charges Deducted Upon Surrender" at page 28 below. The Surrender Charge on a decrease in the Specified Amount is proportionate to the percentage decrease.

     If you increase the Specified Amount of your Policy, we will determine an additional Surrender Charge applicable to the amount of the increase and apply it to any subsequent surrender, partial withdrawal, or decrease in the Specified Amount. See "Charges Deducted Upon Surrender," beginning on page [28].

     The Surrender Charge shown in the table may not be representative of the Surrender Charge that you would pay. For more information about the Surrender Charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(3)  We currently waive this charge.

(4) The Net Policy Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Accumulation Value held in the General Account to secure loans.

(5) No Net Policy Loan Interest Rate is deducted for a Type A loan, which is charged the same interest rate as the interest credited to the Accumulation Value held in the General Account to secure the loan. The annual Net Policy Loan Interest Rate deducted for a Type B loan is based on the difference between the loan interest rate (which is guaranteed not to exceed a maximum of 8% annually) and the interest rate credited to the Accumulation Value held in the General Account to secure the Type B loan (which is equal to the lesser of an annual rate of 6% or the interest rate currently credited to the General Account (which is guaranteed not to be less than 4.5% annually)). See "Policy Loans", beginning on page 30.

     THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY, NOT INCLUDING THE PORTFOLIOS' FEES AND EXPENSES.

            PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

                                    WHEN CHARGE IS
CHARGE                              DEDUCTED                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Cost of Insurance                   Monthly on Monthly Anniversary   $0.06 - $25.48 per $1,000
(per $1,000 of net amount at        Date                             For 36 year old male non-smoker, Standard rating class:
risk) (1)                                                               Current: $0.15 per $1,000
                                                                        Guaranteed: $0.15 per $1,000 of Specified Amount

Mortality and Expense Risk Charge   Accrued Daily                    0.90% annually
(2)

Administrative Expense Charge       Monthly on Monthly Anniversary   $6 per month
                                    Date

Tax Charge                          Each Valuation Period            Currently none (3)

(1) The cost of insurance charge varies based on the Insured's Issue Age, sex, smoking status, underwriting class, and Policy Year. We determine the current Cost of Insurance charge, but we guarantee we will never charge you a higher rate than the guaranteed rate shown in your Policy. We calculate a separate Cost of Insurance charge for any increase in the Specified Amount, based on the Insured's circumstances at the time of the increase. For more information about the calculation of the Cost of Insurance charge, see "Cost of Insurance," beginning on page 26. The Cost of Insurance charge shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

(2)  The rate given is an effective annual rate.

(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Separate Account. We reserve the right to do so in the future. See "Charges and Fees Assessed Against the Separate Account " on page [27] below.

     CURRENTLY WE ARE OFFERING THE FOLLOWING OPTIONAL RIDERS. THE CHARGES FOR THE RIDERS YOU SELECT ARE DEDUCTED MONTHLY FROM YOUR ACCUMULATION VALUE AS PART OF THE MONTHLY DEDUCTION. YOU MAY NOT BE ELIGIBLE FOR ALL OF THE OPTIONAL RIDERS SHOWN BELOW. THE BENEFITS PROVIDED UNDER EACH RIDER ARE SUMMARIZED IN "SUPPLEMENTAL BENEFITS" BELOW.

                                  RIDER CHARGES

                                    WHEN CHARGE IS
                                    DEDUCTED                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Accidental Death Benefit            Monthly on the Monthly           $0.07 - $0.16 per $1000 of Insurance Risk (1)(5)
                                    Anniversary Date
                                                                     36 year old male non-smoker, Standard rating class:
                                                                        $0.07 per $1,000 of Insurance Risk

Automatic Increase                  Monthly on the Monthly           Maximum: $0.01 - $0.11 per $1000 of Initial Specified
                                    Anniversary Date                 Amount (2)(5)

                                                                     36 year old male non-smoker, Standard rating class:
                                                                        $0.01 per $1,000 of Initial Specified Amount

Children's Term Insurance           Monthly on the Monthly           $.50 per $1,000 of Death Benefit
                                    Anniversary Date

Guaranteed Death Benefit            Monthly on the Monthly           $0.01 per $1,000 of Specified Amount.
                                    Anniversary Date

Guaranteed Insurability Rider       Monthly on the Monthly           $0.03 - $0.16 per $1,000 of Specified Amount (3)(5)
                                    Anniversary Date
                                                                     36 year old male non-smoker, Standard rating class:
                                                                        $0.12 per $1,000 of Specified Amount

Other Insured Term Rider            Monthly on the Monthly           $0.07 - $4.21 per $1,000 of Death Benefit (4)(5)
                                    Anniversary Date
                                                                     36 year old female non-smoker, Preferred Plus rating
                                                                     class:
                                                                        $0.13 per $1,000 of Death Benefit

Waiver of Specified Premium Rider   Monthly on the Monthly           $.012 - $0.12 per $1000 of Specified Monthly Premium
                                    Anniversary Date                 (1)(5)

                                                                     36 year old male non-smoker, Standard rating class:
                                                                        $0.12 per $1,000 of Specified Monthly Premium

Waiver of Premium Disability        Monthly on the Monthly            $0.01 - $0.29 per $1000 of Net Amount at Risk (1)(5)
Rider                               Anniversary Date

                                                                     36 year old male non-smoker, Standard rating class:
                                                                        $0.02 per $1,000 of Net Amount at Risk

Exchange of Insured Rider           At time of exchange              $1 per $1000 of Specified Amount to a maximum of $150

Terminal Illness Accelerated                                         No charge
Benefit Rider


                                    WHEN CHARGE IS
RIDER CHARGES                       DEDUCTED                         AMOUNT DEDUCTED
-----------------------------------------------------------------------------------------------------------------------------
Extension of Maturity Date Rider                                     No charge

Primary Insured Term Rider          Monthly on the Monthly           $0.02 - $19.04 per $1000 of Death Benefit (1)(5)
                                    Anniversary Date
                                                                     36 year old male non-smoker, Preferred rating class:
                                                                        $0.05 per $1,000 of Death Benefit


(1) The monthly rate for this rider is based on the Attained Age of the Insured.

(2)  The monthly rate for this rider is based on the Issue Age of the Insured.

(3) The cost of insurance rate for this rider is based on Issue Age and remains level throughout the rider coverage period.

(4) This charge varies based on Attained Age, sex, smoking status, underwriting class of the Insured, and duration of the Rider. The calculation and operation of this charge is similar to the calculation of the Cost of Insurance charge on the Policy. See footnote (1) on page 7.

(5) The charge shown in the table may not be representative of the charge you would pay. For more information about the charge that would apply to your Policy, please contact us at the address or telephone number shown on the first page of the prospectus or contact your representative.

     THE FOLLOWING TABLE DESCRIBES PORTFOLIO FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE POLICY. THE TABLE SHOWS THE MINIMUM AND MAXIMUM FEES AND EXPENSES CHARGED BY ANY OF THE PORTFOLIOS. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUS FOR EACH PORTFOLIO.

                                CHARGES ASSESSED
                         AGAINST THE UNDERLYING FUNDS(1)


                                                                                MINIMUM       MAXIMUM
                                                                                -------       -------
Total Annual Portfolio Operating Expenses (expenses that are deducted            0.24%         2.00%
from Portfolio assets, including management fees, distribution (12b-1)
fees, and other expenses), without waivers or expense reimbursements
Total Annual Portfolio Operating Expenses (expenses that are deducted            0.24%         1.98%
from Portfolio assets, including management fees, distribution (12b-1)
fees, and other expenses), with contractual waivers and expense reimbursements



(1) The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2005 for the Portfolios in which the Variable Account invests.
     The advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses to keep the Portfolios' expenses below specified limits. The range of expenses in the first row above does not include the effect of any fee reduction or expense reimbursement arrangement. The range of expenses in the second row above shows the effect of contractual fee reduction and expense reimbursement arrangements that will remain in effect at least through December 31, 2006. The 1.98% maximum Total Annual Portfolio Operating Expenses, after contractual waivers and expense reimbursements are taken into consideration, is for 1 Portfolio, and the expense limits are terminable after December 31, 2006. These arrangements are described in more detail in the Expense table and footnotes on the following page and in the relevant Portfolios' prospectuses. Other Portfolios have voluntary fee reduction and/or expense reimbursement arrangements that may be terminated at any time, and which are not reflected in the above chart. Taking these arrangements into consideration, the maximum and minimum Total Annual Portfolio Operating Expenses were 1.98% and .24%, respectively. Each fee reduction and expense reimbursement arrangement is described in the notes to the table below and the relevant Portfolio's prospectus.


     The Portfolios' expenses are assessed at the Portfolio level and are not direct charges against the Divisions or the Policy's Accumulated Value. These expenses are taken into account in computing each Portfolio's per share net asset value, which in turn is used to compute the corresponding Division's Accumulation Unit Value.

     Each Division purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the Policy and they may vary from year to year.

     Note that the SEC recently adopted rules which will require, among other things, that the underlying fund Boards of Directors or Boards of Trustees issuing the Portfolios to consider whether to adopt redemption fees of up to 2% to be imposed on policyowners whose transfers among investment divisions cause underlying fund Portfolio shares to be redeemed shortly after shares of the same Portfolio are purchased as a result of such policyowners transfers. Such fees, if imposed, would be paid to the Portfolio the shares of which were purchased and sold. Those same rules permit underlying fund Boards of Directors or Boards of Trustees to place restrictions on how quickly shares may be sold after those shares have been purchased. Such restrictions, if imposed, would restrict a Policyowner's ability to request transfers involving the Division which purchases such shares.


     The figures in the following table show expense ratios for the individual Portfolios for the year ended December 31, 2005, except where otherwise noted. The expense of certain Portfolios reflect contractual fee reductions and expense reimbursement, as indicated in their prospectuses.

     INDIVIDUAL PORTFOLIO COMPANY ANNUAL EXPENSES
     (as a percentage of average net assets)


                                                                12b-1 OR               TOTAL PORTFOLIO             TOTAL PORTFOLIO
                                                        MGMT     SERVICE    OTHER          EXPENSES        TOTAL      EXPENSES
                                                        FEES      FEES     EXPENSES   (WITHOUT WAIVERS)   WAIVERS   (WITH WAIVERS)
                                                        ----      ----     --------   -----------------   -------   --------------
JPVF Capital Growth                                     0.73%                0.07%          0.80%                        0.80%
JPVF Growth                                             0.65%                0.11%          0.76%                        0.76%
JPVF Strategic Growth                                   0.79%                0.09%          0.88%                        0.88%
JPVF S&P 500 Index (2)                                  0.24%                0.10%          0.34%          0.06%         0.28%
JPVF Value                                              0.75%                0.07%          0.82%                        0.82%
JPVF Mid-Cap Growth                                     0.90%                0.17%          1.07%                        1.07%
JPVF Mid-Cap Value                                      1.02%                0.11%          1.13%                        1.13%
JPVF Small Company                                      0.75%                0.10%          0.85%                        0.85%
JPVF Small-Cap Value                                    1.27%                0.09%          1.36%                        1.36%
JPVF International Equity                               1.00%                0.22%          1.22%                        1.22%
JPVF World Growth Stock                                 0.75%                0.11%          0.86%                        0.86%
JPVF High Yield Bond                                    0.75%                0.32%          1.07%                        1.07%
JPVF Balanced                                           0.65%                0.12%          0.77%                        0.77%
JPVF Money Market                                       0.49%                0.07%          0.56%                        0.56%
American Century VP International                       1.23%                0.00%          1.23%                        1.23%
American Century VP Value Class II                      0.83%     0.25%      0.00%          1.08%                        1.08%
American Funds Growth Class 2                           0.30%     0.25%      0.05%          0.60%          0.03%         0.57%
American Funds Growth-Income Class 2                    0.25%     0.25%      0.04%          0.54%          0.02%         0.52%
DWS Small Cap Index VIP Class B (5)                     0.34%     0.25%      0.12%          0.71%          0.01%         0.70%
Fidelity(R) VIP Contrafund(R)                           0.57%                0.09%          0.66%                        0.66%
Fidelity(R) VIP Equity-Income (8)                       0.47%                0.09%          0.56%                        0.56%
Fidelity(R) VIP Growth (8)                              0.57%                0.10%          0.67%                        0.67%
Fidelity(R) VIP Investment Grade Bond Class 2           0.36%     0.25%      0.12%          0.73%                        0.73%
Fidelity(R) VIP Mid Cap Class 2 (8)                     0.57%     0.25%      0.12%          0.94%                        0.94%
Franklin Small Cap Value Securities Class 2 (1)         0.52%     0.25%      0.12%          0.89%                        0.89%
Goldman Sachs VIT Capital Growth (8)                    0.75%                0.15%          0.90%                        0.90%
MFS(R) Utilities                                        0.75%                0.15%          0.90%                        0.90%
PIMCO Total Return (3)                                  0.50%     0.15%      0.01%          0.66%          0.01%         0.65%
ProFund VP Asia 30 (4)                                  0.75%     0.25%      0.82%          1.82%                        1.82%
ProFund VP Europe 30 (4)                                0.75%     0.25%      0.76%          1.76%                        1.76%
ProFund VP Financials (4)                               0.75%     0.25%      0.92%          1.92%                        1.92%
ProFund VP Health Care (4)                              0.75%     0.25%      0.89%          1.89%                        1.89%
ProFund VP Large-Cap Growth (4)                         0.75%     0.25%      0.94%          1.94%                        1.94%
ProFund VP Large-Cap Value (4)                          0.75%     0.25%      1.00%          2.00%          0.02%         1.98%
ProFund VP Rising Rates Opportunity (4)                 0.75%     0.25%      0.73%          1.73%                        1.73%
ProFund VP Small-Cap Growth (4)                         0.75%     0.25%      0.85%          1.85%                        1.85%
ProFund VP Small-Cap Value (4)                          0.75%     0.25%      0.91%          1.91%                        1.91%
ProFund VP Technology (4)                               0.75%     0.25%      0.89%          1.89%                        1.89%
ProFund VP U.S. Government Plus (4)                     0.50%     0.25%      0.84%          1.59%                        1.59%
Templeton Foreign Securities Class 1 (1)                0.65%                0.17%          0.82%          0.05%         0.77%
Vanguard(R) Mid-Cap Index (7)                           0.21%                0.03%          0.24%                        0.24%
Vanguard(R) REIT Index (7)                              0.27%                0.04%          0.31%                        0.31%
Vanguard(R) Small Company Growth (6)                    0.40%                0.00%          0.40%                        0.40%


(1) The Fund manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund for cash management. The reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.


(2) The Portfolio's investment adviser reimbursed the Portfolio for total annual expenses above .28% of average net assets during 2005. Without such reimbursement, total annual expenses would have been .34%. The expense reimbursement plan is pursuant to a contract which may be terminated by that investment adviser at any time.


(3) PIMCO has contractually agreed, for the Portfolio's fiscal year, to reduce total annual portfolio operating expenses to the extent they would exceed, due to total payment of organizational expenses and Trustees' fees, .65% of average daily net assets.


(4) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2006. After such date, the expense limitation may be terminated or revised.

(5) The Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Fund, to the extent necessary, to limit all expenses (other than 12b-1 fees) to .70% of the average daily net assets of the Fund until April 30, 2007. This Portfolio changed its name from Scudder VIT Small Cap Index Fund effective February 7, 2006.


(6) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. Please see the Portfolio's prospectus and statement of additional information for more details.

(7) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.


(8) The investment adviser has contractually agreed to waive a portion of its fees through December 31, 2006.


Note: The Portfolio expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. Such reimbursement is consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ among Portfolios. Such reimbursement typically is calculated as a percentage of the Separate Account assets invested in the relevant Portfolio and generally may range up to .25% annually of net assets. The reimbursements, which generally are paid by the advisers and are not charged to owners, are separate from the expenses of the Portfolio. We receive 12b-1 fees or service fees directly from some of the Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolios' shares held by corresponding Divisions.

DEFINITIONS

ACCUMULATION VALUE--The total amount that a Policy provides for investment plus the amount held as collateral for Policy Debt.

AGE--The Insured's age at his/her nearest birthdays.

ALLOCATION DATE--The date when we place the initial Net Premium in the Divisions and the General Account as you instructed in the application. The Allocation Date is the later of: 1) 25 days from the date we mail the Policy to the agent for delivery to you; or 2) the date we receive all administrative items needed to activate the Policy.

ATTAINED AGE--The age of the Insured at the last Policy Anniversary.

BENEFICIARY--The person you designate in the application to receive the Death Benefit proceeds. If changed, the Beneficiary is as shown in the latest change filed with us. If no Beneficiary survives the Insured, you or your estate will be the Beneficiary.

CASH VALUE--The Accumulation Value less any Surrender Charge.

CODE--The Internal Revenue Code of 1986, as amended.

COMPANY--Jefferson Pilot Financial Insurance Company.

COST OF INSURANCE--A charge related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provision that you may elect through a Policy rider.


DATE OF RECEIPT--Any Valuation Date on which a notice or premium payment, other than the initial premium payment is received at our Service Office.


DEATH BENEFIT--The amount which is payable to the Beneficiary on the death of the Insured, adjusted as provided in the Policy.

DEATH BENEFIT OPTIONS--The methods for determining the Death Benefit.

DIVISION--A separate division of Separate Account A which invests only in the shares of a specified Portfolio of a Fund.

FUND--An open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy.

GENERAL ACCOUNT--A non-variable funding option available in the Policy that guarantees a minimum interest rate of 4.5% per year.

GRACE PERIOD--The 61-day period beginning on the Monthly Anniversary Date on which the Policy's Surrender Value is insufficient to cover the current Monthly Deduction, unless the cumulative minimum premium requirement has been met. The Policy will lapse without value at the end of the 61-day period unless we receive a sufficient payment.

INSURED--The person on whose life the Policy is issued.

ISSUE AGE--The Age of the Insured on the Policy's Issue Date.

ISSUE DATE--The effective date on which we issue the Policy.

LOAN VALUE--Generally, 90% of the Policy's Cash Value on the date of a loan.

MATURITY DATE--Unless otherwise specified, the Policy Anniversary nearest to the Insured's 95th birthday.

MINIMUM INITIAL PREMIUM--The amount of premium due on the Policy Date, which is an amount sufficient to cover Monthly Deductions and keep the Policy in force for at least three months.

MONTHLY ANNIVERSARY DATE--The same day in each month as the Policy Date.

NET PREMIUM--The gross premium less the Premium Tax Charge.

POLICY--The life insurance contract described in this Prospectus.

POLICY DATE--The date set forth in the Policy and from which Policy Years, Policy Months and Policy Anniversaries will be determined. If the Policy Date should fall on the 29th, 30th or 31st of a month, the Policy Date will be the 28th of such month. You may request the Policy Date. If you do not request a date, it is either the date the Policy is issued or the date we receive your premium payment. For policy exchanges or conversions, the Policy Date is the Monthly Anniversary Date of the original policy.

POLICY DEBT--The sum of all unpaid policy loans and accrued interest thereon.

PORTFOLIO--A separate investment series of one of the Funds.

PROOF OF DEATH--One or more of: a) a copy of a certified death certificate; b) a copy of a certified decree of a court of competent jurisdiction as to the finding of death; c) a written statement by a medical doctor who attended the Insured; or d) any other proof satisfactory to us.

SEC--Securities and Exchange Commission.

SEPARATE ACCOUNT A OR THE SEPARATE ACCOUNT--JPF Separate Account A, a separate investment account we established for the purpose of funding the Policy.

SERVICE OFFICE--Our principal executive offices at One Granite Place, Concord, New Hampshire 03301.

SPECIFIED AMOUNT--The amount you chose at application, which may subsequently be increased or decreased, as provided in the Policy. The Specified Amount is used to determine the Death Benefit.

STATE--Any State of the United States, the District of Columbia, Puerto Rico, Guam, the Virgin Islands, the Commonwealth of the Northern Mariana Islands or any other possession of the United States.

SURRENDER CHARGE--An amount we retain upon the surrender of the Policy, or a withdrawal.

SURRENDER VALUE--Cash Value less any Policy Debt.

TARGET PREMIUM--The premium from which first year commissions will be determined and which varies by sex, Issue Age, rating class of the Insured and Specified Amount.

VALUATION DATE--The date and time at which the Accumulation Value of a variable investment option is calculated. Currently, this calculation occurs after the close of business of the New York Stock Exchange on any normal business day, Monday through Friday, that the New York Stock Exchange and the Company are open.

VALUATION PERIOD--The period of time from between two successive Valuation Dates, beginning at the close of regular trading on the New York Stock Exchange on each Valuation Date, and ending at the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

THE COMPANY


Jefferson Pilot Financial Insurance Company ("JP Financial" or "the Company") is a stock life insurance company chartered in 1903 in Tennessee and redomesticated to New Hampshire in 1991. Prior to May 1, 1998, JP Financial was known as Chubb Life Insurance Company of America. On April 30, 1997, Chubb Life, formerly a wholly-owned subsidiary of The Chubb Corporation, became a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The Company redomesticated to Nebraska in June of 2000. On April 3, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the merger of the two companies operations. The obligations of the Company as set forth in your policy, this Prospectus, and the Statement of Additional Information will not change as a result of this merger. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Chubb Life changed its name to Jefferson Pilot Financial Insurance Company effective May 1, 1998. JP Financial's Service Office is located at One Granite Place, Concord, New Hampshire 03301; its telephone number is 800-258-3648.


We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam and the Commonwealth of the Northern Mariana Islands.


At December 31, 2005 the Company and its subsidiaries had total assets of approximately $1.5 billion and had $5.4 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $36 billion. At the same date, the total assets of Lincoln National Corporation and its subsidiaries, not including the subsidiaries of Jefferson-Pilot Corporation, were $125 billion.


We write individual life insurance and annuities, which are subject to Nebraska law governing insurance.

We are currently rated AA (Very Strong) by Standard & Poor's Corporation, A+ (Superior) by A. M. Best Company, and AA (Very Strong) by Fitch Ratings. These ratings do not apply to JPF Separate Account A, but reflect the opinion of the rating companies as to our relative financial strength and ability to meet contractual obligations to our policyholders.

THE SEPARATE ACCOUNT

The Separate Account underlying the Policy is JPF Separate Account A. Amounts allocated to the Separate Account are invested in the Portfolios. Each Portfolio is a series of an open-end management investment company whose shares are purchased by the Separate Account to fund the benefits provided by the Policy. The Portfolios, including their investment objectives and their investment advisers, are described in this Prospectus. Complete descriptions of the Portfolios' investment objectives and restrictions and other material information relating to the Portfolios are contained in the prospectuses for each of the Portfolios which are delivered with this Prospectus.

Separate Account A was established under New Hampshire law on August 20, 1984 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000. Under Nebraska Insurance Law, the income, gains or losses of the Separate Account are credited without regard to the other income, gains or losses of the Company. These assets are held for our variable life insurance policies. Any and all distributions made by the Portfolios with respect to shares held by the Separate Account will be reinvested in additional shares at net asset value.

The assets maintained in the Separate Account will not be charged with any liabilities arising out of any other business we conduct. We are, however, responsible for meeting the obligations of the Policy to you.

No stock certificates are issued to the Separate Account for shares of the Portfolios held in the Separate Account. Ownership of Portfolio shares is documented on the books and records of the Portfolios and of the Company for the Separate Account.

The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the Separate Account or our management or investment practices or policies. We do not guarantee the Separate Account's investment performance.

DIVISIONS. The Policy presently offers forty-three Divisions but may add or delete Divisions. We reserve the right to limit the number of Divisions in which you may invest over the life of the Policy. Each Division will invest exclusively in shares of a single Portfolio.

   INVESTMENT AND FIXED ACCOUNT OPTIONS


   You may allocate all or a part of your Net Premiums and Accumulation Value to the Divisions currently available under your Policy or you may allocate all or a part of your Net Premiums to the General Account or to a combination of the Divisions and the General Account.


   SELECTING INVESTMENT OPTIONS

   - CHOOSE OPTIONS APPROPRIATE FOR YOU. Your sales representative can help you evaluate which investment options may be appropriate for your financial goals.

   - UNDERSTAND THE RISKS ASSOCIATED WITH THE OPTIONS YOU CHOOSE. Some Divisions invest in Portfolios that are considered more risky than others. Portfolios with additional risks are expected to have values that rise and fall more rapidly and to a greater degree than other Portfolios. For example, Portfolios investing in foreign or international securities are subject to risks not associated with domestic investments, and their investment performance may vary accordingly. Also, Portfolios using derivatives in their investment strategy may be subject to additional risks.

   - BE INFORMED. Read this prospectus and the Portfolio prospectuses before choosing your investment options.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently invests in shares of the Portfolios listed below. Net Premiums and Accumulation Value allocated to the Separate Account will be invested in the Portfolios in accordance with your selection.

   The Separate Account is currently divided into 43 divisions, each of which invests in a single Portfolio of one of the following open-end investment management companies:

   Jefferson Pilot Variable Fund, Inc. ("JPVF")
   American Century Variable Portfolios, Inc.
   American Funds Insurance Series

   DWS Investments VIT Funds

   Goldman Sachs Variable Insurance Trust
   Fidelity(R) Variable Insurance Products Fund ("VIP")
   Franklin Templeton Variable Insurance Products Trust
   MFS(R) Variable Insurance Trust
   PIMCO Variable Insurance Trust
   ProFunds VP

   Vanguard VIF Variable Insurance Fund


   Divisions may be added or withdrawn as permitted by applicable law. We reserve the right to limit the total number of Divisions you may elect over the lifetime of the Policy or to increase the total number of Divisions you may elect. Shares of the Portfolios are not sold directly to the general public. Each of the Portfolios is available only to insurance company separate accounts to provide the investment options for variable annuities or variable life insurance policies and in some instances to qualified employee benefit plans. (See Mixed and Shared Funding)

   The investment results of the Portfolios, whose investment objectives are described below, are likely to differ significantly. There is no assurance that any of the Portfolios will achieve their respective investment objectives. Investment in some of the Portfolios involves special risks, which are described in their respective prospectuses. You should read the prospectuses for the Portfolios and consider carefully, and on a continuing basis, which Division or combination of Divisions is best suited to your long-term investment objectives. Except where otherwise noted, all of the Portfolios are diversified, as defined in the Investment Company Act of 1940.

-  INVESTMENT ADVISERS AND OBJECTIVES FOR EACH OF THE FUNDS

   The investment adviser to JPVF is Jefferson Pilot Investment Advisory Corporation ("JP Investment Advisory"), an affiliate of the Company. JP Investment Advisory and JPVF have contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.


   American Century Investment Management, Inc. is the investment adviser to the American Century Variable Portfolios, Inc. Capital Research and Management Company ("Capital") is the investment adviser to the American Funds Insurance Series. Goldman Sachs Asset Management, L.P. is the investment adviser to the Goldman Sachs Variable Insurance Trust. Deutsche Asset Management, Inc. ("Deutsche") is the investment adviser to the DWS Investment VIT Funds (formerly Scudder Investment VIT Funds). Fidelity Management and Research Company ("FMR") is the investment adviser to the Fidelity Variable Insurance Products Fund. Massachusetts Financial Services Company ("MFS") is the investment adviser to the MFS Variable Insurance Trust. Pacific Investment Management

   Company ("PIMCO") is the investment adviser to the PIMCO Variable Insurance Trust. ProFunds Advisors LLC is the investment adviser to the ProFunds VP. The investment advisers for the Vanguard VIF Small Company Portfolio of the Vanguard Variable Insurance Fund are Granaham Investment Management, Inc. ("Granaham") and Granaham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group is the investment adviser to the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio, Templeton Investment Counsel, LLC ("TIC") and Franklin Advisory Services, LLC are the investment advisers to the Franklin Templeton Variable Insurance Products Trust.

   Following are the investment objectives and managers for each of the
   Portfolios:


                                      PORTFOLIO CHOICES

                                      LARGE GROWTH


PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
American Growth Fund, Class 2         Seeks long-term growth                               Capital

VIP Growth Portfolio                  Seeks to achieve capital appreciation.               FMR

Goldman Sachs Capital Growth Fund     Seeks long-term growth of capital.                   Goldman Sachs Asset Management,
                                                                                           L.P.

JPVF Capital Growth Portfolio         Seeks capital growth. Realization of income is not   Wellington Capital Management, LLC
                                      a significant investment consideration and any       ("Wellington")
                                      income realized will be incidental.

JPVF Growth Portfolio                 Capital growth by investing primarily in equity      Turner Investment Partners, Inc.
                                      securities that the Sub-Investment Manager           ("Turner")
                                      believes have above-average growth prospects.

JPVF Strategic Growth Portfolio       Long-term growth of capital. Dividend and interest   T. Rowe Price
  (formerly JPVF Emerging Growth      income from portfolio securities, if any, is
  Portfolio)                          incidental to the Portfolio's investment objective
                                      of long-term growth.

ProFund VP Large-Cap Growth           Seeks daily investment results, before fees and      ProFund Advisors LLC ("ProFund")
                                      expenses, that correspond to the daily performance
                                      of the S&P 500/Citigroup Growth Index.


                                      LARGE CORE

PORTFOLIO NAME                        OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
VIP Contrafund(R) Portfolio           Seeks long-term capital appreciation.                FMR

JPVF S&P500 Index Portfolio(1)        Seeks investment results that correspond to the      Mellon Capital
                                      total return of common stocks publicly traded in     Management Corporation
                                      the United States, as represented by the S&P 500.

                                      LARGE VALUE


PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
American Growth-Income Fund,          Seeks long-term growth and income                    Capital
  Class 2

VIP Equity-Income Portfolio           Seeks reasonable income by investing primarily in    FMR
                                      income-producing equity securities. In choosing
                                      these securities the Portfolio will also consider
                                      the potential for capital appreciation. The
                                      Portfolio's goal is to achieve a yield which
                                      exceeds the composite yield on the securities
                                      comprising the Standard& Poor's Composite Index of
                                      500 Stocks (S&P 500).

JPVF Value Portfolio                  Long-term growth of capital by investing primarily   Credit Suisse Management, LLC
                                      in a wide range of equity issues that may offer
                                      capital appreciation and, secondarily, seeks a
                                      reasonable level of current income.

ProFund VP Large-Cap Value            Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to the daily performance
                                      of the S&P 500/Citigroup Value Index.

                                      PORTFOLIO CHOICES

                                      MID-CAP GROWTH

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Growth Portfolio         Seeks capital appreciation.                          Turner

                                      MID-CAP CORE

PORTFOLIO NAME                        OBJECTIVE                                                  MANAGER
------------------------------------------------------------------------------------------------------------------------------
VIP Mid Cap Portfolio, Service        Seeks long-term growth of capital                    FMR
  Class 2

Vanguard(R) VIF Mid-Cap Index         Seeks to provide long-term growth of capital by      Vanguard
  Portfolio                           attempting to match the performance of a
                                      broad-based market index of stocks of medium-size
                                      U.S. companies.

                                      MID-CAP VALUE

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP Value Fund,    Seeks long-term capital growth. Income is a          American Century
  Class II                            secondary objective.

JPVF Mid-Cap Value Portfolio          Seeks capital appreciation.                          Wellington

                                      SMALL-CAP GROWTH


PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
DWS Small Cap Index VIP-Class B       Seeks to replicate, as closely as possible, before   Deutsche
                                      expenses, the performance of the Russell 2000
                                      Small Stock Index, which emphasizes stocks of
                                      small U.S. companies.

JPVF Small Company Portfolio          Seeks growth of capital. The Portfolio pursues its   Lord, Abbett & Company, LLC
                                      objective by investing primarily in a diversified
                                      portfolio of equity securities issued by small
                                      companies.

ProFund VP Small-Cap Growth           Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to the daily performance
                                      of the S&P SmallCap 600/Citigroup Growth Index.

Vanguard(R) VIF Small Company         Seeks to provide long-term growth of capital.        Granahan and GMO
  Growth Portfolio


                                      SMALL-CAP VALUE


PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
Franklin Small Cap Value              Seeks long-term total return.                        Franklin Advisory Services, LLC
  Securities Fund, Class 2

JPVF Small-Cap Value Portfolio        Seeks long-term capital appreciation by investing    Dalton, Greiner, Hartman, Maher,
                                      primarily in securities of small-cap companies.      LLC

ProFund VP Small-Cap Value            Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to the daily performance
                                      of the S&P SmallCap 600/CitigroupValue Index.

                                      PORTFOLIO CHOICES

                                      INTERNATIONAL LARGE GROWTH

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
American Century(R) VP International  Seeks capital growth.                                American Century
  Fund

JPVF International Equity Portfolio   Long-term growth of capital through investments in   Marsico Capital Management, LLC
                                      securities whose primary trading markets are
                                      outside the United States.

ProFund VP Asia 30                    Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to the daily performance
                                      of the ProFunds Asia 30 Index.

ProFund VP Europe 30                  Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to the daily performance
                                      of the ProFunds VP Europe 30 Index.

                                      INTERNATIONAL LARGE CORE

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio     Long-term growth through a policy of investing       Templeton Global Advisors, Ltd.
                                      primarily in stocks of companies organized in the
                                      U.S. or in any foreign nation. A portion of the
                                      Portfolio may also be invested in debt obligations
                                      of companies and governments of any nation.
                                      Any income realized will be incidental.

                                      INTERNATIONAL LARGE VALUE

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
Templeton Foreign Securities          Seeks long-term capital growth.                      Templeton Investment Counsel, LLC
  Fund: Class 1

                                      SECTOR

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
MFS VIT Utilities Series              Seeks capital growth and current income (income      MFS
                                      above that is available from a portfolio invested
                                      entirely in equity securities).

ProFund VP Financials                 Seeks daily investment results, before fees and      ProFund
                                      expenses, that corresponds to the daily performance
                                      of the Dow Jones U.S. Financial Sector Index.

ProFund VP Health Care                Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to the daily performance
                                      of the Dow Jones U.S. Healthcare Sector Index.

ProFund VP Technology                 Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to the daily performance
                                      of the Dow Jones U.S. Technology Sector Index.

Vanguard(R) VIF REIT Index Portfolio  Seeks to provide a high level of income and          Vanguard
                                      moderate long-term growth of capital.

                                      PORTFOLIO CHOICES

                                      FIXED INCOME

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
VIP Investment Grade Bond             Seeks to achieve as high a level of current income   FMR
  Portfolio, Service Class 2          as is consistent with preservation of capital.

JPVF High Yield Bond Portfolio        High level of current income by investing            MFS
                                      primarily in corporate obligations with emphasis
                                      on higher yielding, higher risk, lower-rated or
                                      unrated securities.

PIMCO Total Return Portfolio          Seeks maximum total return, consistent with          PIMCO
                                      preservation of capital and prudent investment
                                      management.

ProFund VP Rising Rates Opportunity   Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to one and one-quarter
                                      times (125%) the inverse (opposite) of the daily
                                      price movement of the most recently issued 30-year
                                      U.S. Treasury Bond ("Long Bond").

ProFund VP U.S. Government Plus       Seeks daily investment results, before fees and      ProFund
                                      expenses, that correspond to one and one-quarter
                                      times (125%)the daily price movement of the
                                      most recently issued 30-year U.S. Treasury
                                      Bond ("Long Bond").

                                      HYBRID

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio               Reasonable current income and long-term capital      Wellington
                                      growth, consistent with conservation of capital,
                                      by investing primarily in common stocks and fixed
                                      income securities.

                                      MONEY MARKET

PORTFOLIO NAME                        OBJECTIVE                                            MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio           Seeks to achieve as high a level of current income   MFS
                                      as is consistent with preservation of capital and
                                      liquidity.

   An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

   Some of the above Portfolios may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal on debt instruments may involve higher risk of volatility to a Portfolio. The use of leverage in connection with derivatives can also increase risk of losses. See the prospectus for the Portfolio for a discussion of the risks associated with an investment in those Portfolios. You should refer to the accompanying prospectuses of the Portfolios for more complete information about their investment policies and restrictions.

   Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

   We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Division are separate and are credited to or charged against the particular Division without regard to income, gains or losses from any other Division or from any other part of our business. We will use the net premiums you allocate to a Division to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Policy obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

-  MIXED AND SHARED FUNDING; CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity contracts and variable life insurance policies, including the Policy described in this Prospectus. Because Portfolio shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such Policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity Policyowners, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices. Policy owners will not bear the attendant expense.

-  FUND ADDITIONS, DELETIONS OR SUBSTITUTIONS

   We reserve the right, subject to compliance with appropriate state and federal laws, to add, delete or substitute shares of another Portfolio or Fund for Portfolio shares already purchased or to be purchased in the future for the Division in connection with the Policy. We may substitute shares of one Portfolio for shares of another Portfolio if, among other things, (A) it is determined that a Portfolio no longer suits the purpose of the Policy due to a change in its investment objectives or restrictions; (B) the shares of a Portfolio are no longer available for investment; or (C) in our view, it has become inappropriate to continue investing in the shares of the Portfolio. Substitution may be made with respect to both existing investments and the investment of any future premium payments. However, no substitution of securities will be made without prior notice to Policyowners, and without prior approval of the SEC or such other regulatory authorities as may be necessary, all to the extent required and permitted by the Investment Company Act of 1940 or other applicable law.

   We also reserve the right to make the following changes in the operation of the Separate Account and the Divisions;

     (a)  to operate the Separate Account in any form permitted by law;

     (b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

     (c) to transfer assets from one Division to another, or from any Division to our general account;

     (d)  to add, combine, or remove Divisions in the Separate Account;

     (e) to assess a charge for taxes attributable to the operation of the Separate Account or for other taxes, described in "Charges and Fees--Other Charges"; and

     (f) to change the way we assess other charges, as long as the total other charges do not exceed the amount currently charged the Separate Account and the Portfolios in connection with the Policies.

   Portfolio shares are subject to certain investment restrictions which may not be changed without the approval of the majority of the Portfolios' shareholders. See accompanying Prospectus for the Portfolios.

-  GENERAL ACCOUNT

   Interests in the General Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933, as amended and the General Account has not been registered as an investment company under the 1940 Act. However, disclosure in this Prospectus regarding the General Account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this Prospectus relating to the General Account has not been reviewed by the SEC.

   The General Account is a fixed funding option available under the Policy. We guarantee a minimum interest rate of 4.5% on amounts in the General Account and assume the risk of investment gain or loss. The investment gain or loss of the Separate Account or any of the Portfolios does not affect the General Account Value.

   The General Account is secured by our general assets. Our the general assets include all assets other than those held in separate accounts sponsored by us or our affiliates. We will invest the assets of the General Account in those assets we have chosen, as allowed by applicable law. We will allocate investment income of such General Account assets between ourself and those policies participating in the General Account.

   We guarantee that, at any time, the General Account Value of your Policy will not be less than the amount of the Net Premiums allocated to the General Account, plus any monthly deduction adjustment, plus interest at an annual rate of not less than 4.5%, less the amount of any withdrawals, Policy Loans or Monthly Deductions.

   If you do not accept the Policy issued as applied for or you exercise your "free look" option, no interest will be credited and we will retain any interest earned on the Initial Net Premium.

   POLICY CHOICES

-  GENERAL

   The Policy is designed to provide the Insured with lifetime insurance protection and to provide you with flexibility in amount and frequency of premium payments and level of life insurance proceeds payable under the Policy. It provides life insurance coverage with a Death Benefit payable on the Insured's death. You are not required to pay scheduled premiums to keep the Policy in force and you may, subject to certain limitations, vary the frequency and amount of premium payments.

   To purchase a Policy, you must complete an application and submit it to us through the agent selling the Policy. You must furnish satisfactory evidence of insurability. We will generally not issue Policies to insure persons older than age 80. For ages 15 and over, the Insured's smoking status is reflected in the current cost of insurance rates. Policies issued in certain States will not directly reflect the Insured's sex in either the premium rates or the charges or values under the Policy. We may reject an application for any reason.

   The minimum Specified Amount at issue is $25,000 (minimum may be higher as required by state law). We reserve the right to revise our rules to specify different minimum Specified Amounts at issue. We may reinsure all or a portion of the Policy.

-  PREMIUM PAYMENTS


   The Policy is a flexible premium life insurance policy. This means that you may decide when to make premium payments and in what amounts. You must pay your premiums to us at our Service Office or through one of our authorized agents for forwarding to us. There is no fixed schedule of premium payment on the Policy either as to amount or frequency. You may determine, within certain limits, your own premium payment schedule. We will set forth the limits, which will include a minimum initial premium payment sufficient to keep the Policy in force for three months; they may also include limits on the total amount and frequency of payments in each Policy Year. No payment may be less than $25. We will not bill premium payments for less than $250, nor more frequently than quarterly, semi-annually or annually ($50 for electronic fund transfers). You may not pay additional premium payments after the original Maturity Date.


   In order to help you get the insurance benefits you desire, we will state a Planned Periodic Premium and Premium Frequency in the Policy. This premium will generally be based on your insurance needs and financial abilities, the current financial climate, the Specified Amount of the Policy and the Insured's age, sex and risk class. You are not required to pay Planned Periodic Premiums. If you do not pay a Planned Periodic Premium, your Policy will not lapse so long as the Policy's Surrender Value is sufficient to pay the Monthly Deduction. Payment of the Planned Periodic Premiums will not guarantee that your Policy will remain in force. (See "Policy Lapse")

-  MODIFIED ENDOWMENT CONTRACT


   The Policy will be allowed to become a modified endowment contract ("MEC") under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

-  COMPLIANCE WITH THE INTERNAL REVENUE CODE


   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code.

   We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

-  BACKDATING

   Under limited circumstances, we may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy in the state where the Policy is issued (or as otherwise allowed by state law). Backdating may be desirable, for example, so that you can purchase a particular Specified Amount for a lower cost of insurance rate based on a younger Insured age. For a backdated Policy, you must pay the premium for the period between the Policy Date and the date the application is received at the Service Office. For a backdated Policy, we will assess policy fees and charges from the Policy Date even though you did not have coverage under the Policy until the initial premium payment is received. Backdating of your Policy will not affect the date on which your premium payments are credited to the Separate Account.

-  ALLOCATION OF PREMIUMS


   We will allocate premium payments, net of the premium tax charge, plus interest earned from the later of the date of receipt of the premium payment or the Policy Date to the Allocation Date, among the General Account and the Divisions in accordance with your directions to us. The minimum percentage of any net premium payment allocated to any division or the General Account is 5%. Allocation percentages must be in whole numbers only. Your initial premium (including any interest) will be allocated, as you instructed, on the Allocation Date. Your subsequent premiums will be allocated as of the date they are received in our Service Office. Prior to the Allocation Date, the initial Net Premium, and any other premiums received, will be allocated to the General Account. (See "Right of Policy Examination")


   You may change your premium allocation instructions at any time. Your request may be written, by telephone, or via the internet, so long as the proper telephone or internet authorization is on file with us. Allocations must be changed in whole percentages. The change will be effective as of the date of the next premium payment after you notify us. We will send you confirmation of the change. (See "Transfers and Allocations to Funding Options")

-  DEATH BENEFIT OPTIONS

   At the time of purchase, you must choose between the two available Death Benefit Options. The amount payable under the Policy will depend upon which Death Benefit Option you choose.

   Under OPTION 1 the Death Benefit will be the greater of (i) the current Specified Amount or (ii) the Accumulation Value on the date of death of the insured multiplied by the corridor percentage, as described below.

   Under OPTION 2 the Death Benefit equals the greater of the current Specified Amount plus the Accumulation Value on the date of death or the Accumulation Value on the date of death multiplied by the corridor percentage, as described below.

   The corridor percentage depends upon the Insured's Attained Age on the date of death and is used to determine a minimum ratio of Death Benefit to Accumulation Value. This is required to qualify the Policy as life insurance under the federal tax laws. Following is a complete list of corridor percentages.

                     ATTAINED        CORRIDOR
                       AGE          PERCENTAGE
                     --------       ----------
                    40 & below         250%
                       41              243
                       42              236
                       43              229
                       44              222
                       45              215
                       46              209
                       47              203
                       48              197
                       49              191
                       50              185
                       51              178
                       52              171%
                       53              164
                       54              157
                       55              150
                       56              146
                       57              142
                       58              138
                       59              134
                       60              130
                       61              128
                       62              126
                       63              124
                       64              122%
                       65              120
                       66              119
                       67              118
                       68              117
                       69              116
                       70              115
                       71              113
                       72              111
                       73              109
                       74              107
                      75-90            105
                       91              104%
                       92              103
                       93              102
                       94              101
                       95              100

   Under both Option 1 and Option 2, the Death Benefit will be reduced by a withdrawal. (See "Withdrawals") The Death Benefit payable under either Option will also be reduced by the amount necessary to repay the Policy Debt in full and, if the Policy is within the Grace Period, any payment required to keep the Policy in force. If you extend the Maturity Date of your Policy, beginning on the Policy Anniversary nearest the Insured's 95th birthday, the Death Benefit will equal the Accumulation Value, as it may change from time to time.

   After we issue the Policy, you may, subject to certain restrictions, change the Death Benefit selection by sending us a request in writing. If you change from Option 1 to Option 2, or vice versa, by sending us a request in writing. If you change the Death Benefit option from Option 2 to Option 1, the Specified Amount will be increased by the Policy's Accumulation Value on the effective date of the change. If you change the Death Benefit option from Option 1 to Option 2, the Specified Amount will be decreased by the Policy's Accumulation Value on the effective date of the change. We will require evidence of insurability on a request for a change from Option 1 to Option 2. We will not permit a change in the Death Benefit Option if the change would result in a Specified Amount which is less than the minimum Specified Amount of $25,000.

-  TRANSFERS AND ALLOCATIONS TO FUNDING OPTIONS

   The Policy is not designed for purchase by individuals or organizations intending to use the services of professional market timing organizations (or other third persons or entities that use programmed or frequent transfers) ("market timing services") to make transfers and reallocations among the Investment Divisions of the Separate Account. We consider the activities of market timing services as potentially disruptive to the management of an underlying fund. These disruptions, in turn, can result in increased expenses and can have an adverse effect on fund performance that could impact all policyowners and beneficiaries under the policy, including long-term policyowners who do not use market timing services to engage in these activities. Management of a fund, and its performance, can be adversely impacted by, among other things, requiring a fund to keep more of its assets liquid rather than purchasing securities which might better help achieve investment objectives or requiring unplanned sale of fund securities holdings and dilution of the value of the portfolio. Some market timing services seek to exploit inefficiencies in how the underlying fund securities are valued. For example, underlying funds which invest in international securities may be more susceptible to time-zone arbitrage which seeks to take advantage of pricing discrepancies occurring between the time of the closing of the market on which the security is traded and the time of pricing of the securities. The prospectuses for the respective underlying funds describe how their pricing procedures work as well as any steps such funds may take to detect market timing.

   We have adopted limits on the number of transfers into and out of the investment divisions and imposed a charge for transfers as detailed below. These limits and charges apply uniformly to all policyowners and not just policyowners who utilize market timing services. At this point, we impose no further limits on policyowners, and we do not monitor policyowner transactions other than limiting the number of transactions in a policy year and imposing certain transfer charges as described below.

   However, if we, or the investment adviser to any of the underlying funds, determine that a third-party agent on behalf of a policyowner or a market timing service is requesting transfers and reallocations, we reserve the right to restrict the third party's ability to request transfers and reallocations. There can be no assurance that we will be able to identify those who use market timing strategies and curtail their trading. In addition, some of the underlying funds are also available for purchase by other insurance companies. There is no assurance that such insurance companies or any of the underlying funds have adopted any policies or procedures to detect or curtail market timing or frequent trading or that any such policies and procedures which are adopted will be effective.

   We will notify you in writing if we reject a transfer or reallocation or if we implement a restriction due to the use of market timing services. We may, among other things, then require you to submit the transfer or reallocation requests by regular mail only.

   In addition, orders for the purchase of underlying fund shares may be subject to acceptance by the underlying fund. Therefore, we reserve the right to reject, without prior notice, any transfer or reallocation request with respect to an Investment Division if the Division's investment in the corresponding underlying fund is not accepted for any reason.

   We have the right to terminate, suspend or modify these provisions.


   The company will process transfers and determine all values in connection with the transfers at the end of the Valuation Period during which the transfer request is received.

   You may transfer all or part of the Accumulation Value to any other Division or to the General Account at any time, subject to the requirement to transfer a minimum of $250 or the amount available if less (we currently waive this requirement). Funds may be transferred between the Divisions or from the Divisions to the General Account. We currently permit 12 transfers per year without imposing any transfer charge. For transfers over 12 in any Policy Year, we currently impose a transfer charge of $25 (which charge is guaranteed not to exceed $50), which we will deduct on a pro rata basis from the Division or Divisions or the General Account into which the amount is transferred, unless you specify otherwise. We will not impose a transfer charge on the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account to the Divisions on the Allocation Date, or on loan repayments. We will not impose a transfer charge for transfers under the Dollar Cost Averaging or Portfolio Rebalancing features. You may currently make up to 20 transfers per Policy Year. We reserve the right to modify transfer privileges and charges.


   You may at any time transfer 100% of the Policy's Accumulation Value to the General Account and choose to have all future premium payments allocated to the General Account. After you do this, the minimum period the Policy will be in force will be fixed and guaranteed. The minimum period will depend on the amount of Accumulation Value, the Specified Amount, the sex, Attained Age and rating class of the Insured at the time of transfer. The minimum period will decrease if you choose to surrender the Policy or make a withdrawal. The minimum period will increase if you choose to decrease the Specified Amount, make additional premium payments, or we credit a higher interest rate or charge a lower cost of insurance rate than those guaranteed for the General Account.

   We will not impose a transfer charge for a transfer of all Accumulation Value in the Separate Account to the General Account. A transfer from the General Account to the Divisions will be subject to the transfer charge unless it is one of the first 12 transfers in a Policy Year and except for the transfer of any Net Premium payments received prior to the Allocation Date, plus interest earned, from the General Account and loan repayments.

-  TELEPHONE AND INTERNET TRANSFERS, LOANS AND REALLOCATIONS

   You, your authorized representative, or a member of his/her administrative staff may request a transfer of Accumulation Value or reallocation of premiums (including allocation changes relating to existing Dollar Cost Averaging and Automatic Portfolio Rebalancing programs) either in writing by telephone or via the internet. In order to make telephone or internet transfers, you must complete the appropriate authorization form and return it to us at our Service Office. All transfers must be in accordance with the terms of the Policy. If the transfer instructions are not in good order, we will not execute the transfer and you will be notified. Internet transfers may not always be available.

   We may also permit loans to be made by telephone, provided that your authorization form is on file with us. Only you may request loans by telephone.

   We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, you will bear the risk of loss. If we do not use reasonable procedures, as described above, we may be liable for losses due to unauthorized instructions.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND PORTFOLIO REBALANCING)

   Dollar Cost Averaging describes a system of investing a uniform sum of money at regular intervals over an extended period of time. Dollar Cost Averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more units when prices are low and fewer when prices are high.

   You may establish automated transfers of a specific dollar amount (the "Periodic Transfer Amount") on a monthly, quarterly or semi-annual basis from the Money Market Division or the General Account to any other Division or to the General Account. You must have a minimum of $3,000 allocated to either the Money Market Division or the General Account in order to enroll in the Dollar Cost Averaging program. The minimum Periodic Transfer Amount is $250. A minimum of 5% of the Periodic Transfer Amount must be transferred to any specified Division. There is no additional charge for the program.

   You may elect an Automatic Portfolio Rebalancing feature which provides a method for reestablishing fixed proportions among your allocations to your Policy's investment options on a systematic basis. Under this feature, we will automatically readjust the allocation between the Divisions and the General Account to the desired allocation, subject to a minimum of 5% per Division or General Account, on a quarterly, semi-annual or annual basis.

   You may select Dollar Cost Averaging or Automatic Portfolio Rebalancing when you apply for your Policy or at any time by submitting a written request to our Service Center. Contact us at the adddress or telephone number on the first page of this prospectus for forms or further information. You may stop participation by contacting us at our Service Center. You must give us at least 30 days advance notice to change any automatic transfer instructions that are currently in place. We reserve the right to suspend or modify automatic transfer privileges at anytime.

   You may not elect Dollar Cost Averaging and Automatic Portfolio Rebalancing at the same time. We will make transfers and adjustments pursuant to these features on the Policy's Monthly Anniversary Date in the month when the transaction is to take place, or the next succeeding business day if the Monthly Anniversary Date falls on a holiday or weekend. We must have an authorization form on file before either feature may begin. Transfers under these features and not subject to the transfer fee and do not count toward the 12 free transfers or the 20 transfer maximum currently allowed per year.

   Before participating in the Dollar Cost Averaging or Automatic Portfolio Rebalancing programs, you should consider the risks involved in switching between investments available under the Policy.

   Dollar Cost Averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Automatic Portfolio Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Accumulation Value allocated to the better performing segments. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the Dollar Cost Averaging Program.

   POLICY VALUES

-  ACCUMULATION VALUE

   The Accumulation Value of your Policy is determined on a daily basis. Accumulation Value is the sum of the values in the Divisions plus the value in the General Account. We calculate your Policy's Accumulation Value in the Divisions by units and unit values under the Policies. Your Policy's Accumulation Value will reflect the investment experience of the Divisions investing in the Portfolios, any additional Net Premiums paid, any withdrawals, any policy loans, and any charges assessed in connection with the Policy. We do not guarantee Accumulation Values in the Separate Account as to dollar amount.

   On the Allocation Date, the Accumulation Value in the Separate Account (the "Separate Account Value") equals the initial premium payments, less the State Premium Tax Charge, plus interest earned prior to the Allocation Date, and less the Monthly Deduction for the first policy month. We will establish the initial number of units credited to the Separate Account for your Policy on the Allocation Date. At the end of each Valuation Period thereafter, the Accumulation Value in a Division is:

     (i) the Accumulation Value in the Division on the preceding Valuation Date multiplied by the Net Investment Factor, described below, for the current Valuation Period, PLUS

    (ii) any Net Premium we receive during the current Valuation Period which is allocated to the Division, PLUS

   (iii) all Accumulation Value transferred to the Division from another Division or the General Account during the current Valuation Period, MINUS

    (iv) the Accumulation Value transferred from the Division to another Division or the General Account and Accumulation Value transferred to secure a Policy Debt during the current Valuation Period, MINUS

     (v) all withdrawals from the Division during the current Valuation Period.

   Whenever a Valuation Period includes the Monthly Anniversary Date, the Separate Account Value at the end of such period is reduced by the portion of the Monthly Deduction and increased by any monthly deduction adjustment allocated to the Divisions.

   We will calculate a guaranteed monthly deduction adjustment at the beginning of the second Policy Year and every Policy Year thereafter and add it to the Accumulation Value for each month of the Policy Year during which the adjustment is in effect. The adjustment will be allocated among the Divisions and the General Account in the same proportion as premium payments. The adjustment is calculated as (i) multiplied by the total of (ii) plus (iii) minus (iv), but not less than zero, where:

     (i) is .000375;

    (ii) is the sum of the Policy's Accumulation Value in each Division of the Separate Account at the beginning of the Policy Year;

   (iii) is the Type B loan balance at the beginning of the Policy Year; and

    (iv) is the Guideline Single Premium at issue under Section 7702 of the Code, increased on a pro rata basis for any increase in Specified Amount.

   See "Policy Loans" for a description of Type B loans.

-  UNIT VALUES

   We credit units to you upon allocation of Net Premiums to a Division. Each Net Premium payment you allocate to a Division will increase the number of units in that Division. We credit both full and fractional units. We determine the number of units and fractional units by dividing the Net Premium payment by the unit value of the Division to which you have allocated the payment. We determine each Division's unit value on each Valuation Date. The number of units credited to your Policy will not change because of subsequent changes in unit value. The number is increased by subsequent contributions or transfers allocated to a Division, and decreased by charges and withdrawals from that Division. The dollar value of each Division's units will vary depending on the investment performance of the corresponding Portfolio, as well as any expenses charged directly to the Separate Account.

   The initial Unit Value of each Division's units was $10.00. Thereafter, the Unit Value of a Division on any Valuation Date is calculated by multiplying the Division's Unit Value on the previous Valuation Date by the Net Investment Factor for the Valuation Period then ended.

-  NET INVESTMENT FACTOR

   The Net Investment Factor measures each Division's investment experience and is used to determine changes in Unit Value from one Valuation Period to the next. We calculate the Net Investment Factor by dividing (1) by (2) and subtracting (3) from the result, where:

   (1) is the sum of:

     (a) the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined at the end of the current Valuation Period; plus

     (b) the per share amount of any dividend or capital gain distributions made for Portfolio held in the Separate Account for that Division if the ex-dividend date occurs during the Valuation Period;

   (2) is the Net Asset Value of a Portfolio share held in the Separate Account for that Division determined as of the end of the preceding Valuation Period; and

   (3) is the daily charge no greater than .0024657% representing the Mortality & Expense Risk Charge. This charge is equal, on an annual basis, to .90% of the daily Net Asset Value of Portfolio shares held in the Separate Account for that Division.

   Because the Net Investment Factor may be greater than, less than or equal to 1, values in a Division may increase or decrease from Valuation Period to Valuation Period.

   The General Account Value reflects amounts allocated to the General Account through payment of premiums or transfers from the Separate Account, plus interest credited to those amounts. Amounts allocated to the General Account, and interest thereon, are guaranteed; however there is no assurance that the Separate Account Value of the Policy will equal or exceed the Net Premiums paid and allocated to the Separate Account.

   You will be advised at least annually as to the number of Units which remain credited to the Policy, the current Unit Values, the Separate Account Value, the General Account Value, and the Accumulation Value.

-  SURRENDER VALUE

   The Surrender Value of the Policy is the amount you can receive in cash by surrendering the Policy and on the Maturity Date. The Surrender Value will equal (A) the Accumulation Value on the date of surrender; less (B) the Surrender Charge; less (C) the Policy Debt. (See "Charges Deducted Upon Surrender.")

   CHARGES & FEES

-  CHARGES & FEES ASSESSED AGAINST PREMIUM

   PREMIUM CHARGES

   Before allocating a premium to any of the Divisions of Separate Account A and the General Account, we will deduct a state premium tax charge of 2.5% unless otherwise required by state law (2.35% in California; 1% Tax Charge Back rate in Oregon). We may impose the premium tax charge in states which do not themselves impose a premium tax. We may also impose the state premium tax charge on premiums received pursuant to replacements or exchanges under
   Section 1035 of the Internal Revenue Code. The state premium tax charge reimburses us for taxes and other assessments we pay to states and municipalities in which we sell the Policy, and represents an approximate average of actual taxes we pay. The amount of tax assessed by a state or municipality may be more or less than the charge. We may impose the premium tax charge in states that do not themselves impose a premium tax. State premium tax rates vary from 0% to 4%. The current North Carolina premium tax rate is 1.9%. Subject to state law, we reserve the right to increase these tax charges due to changes in the state or federal tax laws that increase our tax liability.

-  CHARGES & FEES ASSESSED AGAINST ACCUMULATION VALUE

   Charges and fees assessed against the Policy's Accumulation Value will be deducted pro rata from each of the Divisions and the General Account.

   MONTHLY DEDUCTION

   On each Monthly Anniversary Date and on the Policy Date, we will deduct from the Policy's Accumulation Value an amount to cover certain expenses associated with start-up and maintenance of the Policy, administrative expenses, the cost of insurance for the Policy and any optional benefits added by rider.

   The Monthly Deduction equals:

    (i) the Cost of Insurance for the Policy (as described below), and the cost of additional benefits provided by rider, plus

   (ii)  a Monthly Administrative Fee of $6, which may not be increased.

   COST OF INSURANCE. The Cost of Insurance charge is related to our expected mortality cost for your basic insurance coverage under the Policy, not including any supplemental benefit provisions you may elect through a Policy rider.

   The Cost of Insurance charge equals (i) multiplied by the result of (ii) minus (iii) where

    (i)  is the current Cost of Insurance Rate as described in the Policy;

   (ii)  is the death benefit at the beginning of the policy month divided by
         1.0036748 (to arrive at the proper values for the beginning of the month assuming the guaranteed interest rate of 4.5%); and

  (iii)  is the Accumulation Value at the beginning of the policy month.

   If the corridor percentage applies, it will be reflected in the Death Benefit used in the calculation.

   The current Cost of Insurance Rate is variable and is based on the Insured's Issue Age, sex (where permitted by law), Policy Year, rating class and Specified Amount. Because the Accumulation Value and the Death Benefit of the Policy may vary from month to month, the Cost of Insurance charge may also vary on each day a Monthly Deduction is taken. In addition, you should note that the Cost of Insurance charge is related to the difference between the Death Benefit payable under the Policy and the Accumulation Value of the Policy. An increase in the Accumulation Value or a decrease in the Death Benefit may result in a smaller Cost of Insurance charge while a decrease in the Accumulation Value or an increase in the Death Benefit may result in a larger cost of insurance charge.

   The Cost of Insurance rate for standard risks will not exceed those based on the 1980 Commissioners Standard Ordinary Mortality Tables Male or Female (1980 Tables). Substandard risks will have monthly deductions based on Cost of Insurance rates which may be higher than those set forth in the 1980 Tables. A table of guaranteed maximum Cost of Insurance rates per $1,000 of the Amount at Risk will be included in each Policy. We may adjust the monthly Cost of Insurance rates from time to time. Adjustments will be on a class basis and will be based on our estimates for future factors such as mortality, investment income, expenses, reinsurance costs and the length of time Policies stay in force. Any adjustments will be made on a nondiscriminatory basis.

   The curent cost of insurance rate will not exceed the maximum cost of insurance rate shown in your Policy.

   MONTHLY ADMINISTRATIVE EXPENSE CHARGE. The Monthly Deduction amount also includes a monthly administration fee of $6.00. This fee may not be increased.

   CHARGES FOR OPTIONAL BENEFITS. If you elect any optional benefits by adding riders to the Policy, an optional benefits charge will be included in the Monthly Deduction amount. The amount of the charge will vary depending upon the actual optional benefits selected and is described on each applicable Policy rider.

-  CHARGES & FEES ASSESSED AGAINST THE SEPARATE ACCOUNT

   MORTALITY AND EXPENSE RISK CHARGE

   We will assess a charge, not to exceed .0024657% on a daily basis, against each Division at an annual rate of .90% of the value of the Division, to compensate us for mortality and expense risks we assume in connection with the Policy. The mortality risk we assume is that Insureds, as a group, may live for a shorter period of time than estimated and that we will, therefore, pay a Death Benefit before collecting a sufficient Cost of Insurance charge. The expense risk assumed is that expenses incurred in issuing and administering the Policies and operating the Separate Account will be greater than the administrative charges assessed for such expenses.

   The Separate Account is not subject to any taxes. However, if taxes are assessed against the Separate Account, we reserve the right to assess taxes against the Separate Account Value.

   ADMINISTRATIVE CHARGE FOR TRANSFERS OR WITHDRAWAL


   We currently impose an Administrative Fee of $25 for each transfer among the Divisions or the General Account, after the first 12 transfers in a Policy Year and except for the transfer of the initial Net Premium plus interest, and any other premiums received, from the General Account on the Allocation Date and loan repayments. We will also charge an Administrative Fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25.

-  CHARGES DEDUCTED UPON SURRENDER

   If you surrender the Policy, make a withdrawal, or the Policy lapses during the first ten Policy Years, we will assess a surrender charge, which will be deducted from the Policy's Accumulation Value. This charge is imposed in part to recover distribution expenses and in part to recover certain first year administrative costs. The initial maximum Surrender Charges will be specified in your Policy and will be in compliance with each state's nonforfeiture law.

   The initial Surrender Charge, as specified in the Policy, is based on the Specified Amount. It also depends on the Issue Age, risk classification and, in most states, sex of the Insured. Your Policy's maximum initial Surrender Charge will equal 30% of your Policy's Guideline Annual Premium, as defined under the 1940 Act. The Guideline Annual Premium varies based on the factors stated above. Your Policy's surrender charge will equal (1) the surrender charge factor shown in the table below for the Policy Year of the surrender, times (b) the lesser of (i) the Guideline Annual Premium or (ii) the premiums you actually pay in Policy Year one. The applicable surrender charge factor depends on the length of time the Policy has been in force, as shown in the table below:

               POLICY YEAR       SURRENDER CHARGE FACTOR
               -----------       -----------------------
                   1-5                     .30
                    6                      .25
                    7                      .20
                    8                      .15
                    9                      .10
                    10                     .05
               11 and after                  0

   For example, if your Policy's Specified Amount were $100,000, and the resulting Guideline Annual Premium were $1,228, the Surrender Charge applied in any Policy Year would be as follows:

               POLICY YEAR       SURRENDER CHARGE
               -----------       ----------------
                   0-5            $         368.40
                    6             $         307.00
                    7             $         245.60
                    8             $         184.20
                    9             $         122.80
                    10            $          61.40
               11 and after       $           0.00

   We will assess an additional Surrender Charge for any increase in the Specified Amount, other than an increase caused by a change from Death Benefit Option II to Death Benefit Option I. The additional Surrender Charge is determined by multiplying the applicable surrender charge factor by the lesser of (1) or (2), where:

   (1) is A times B divided by C, where:

         A is the amount of the increase in the Specified Amount;

         B is the sum of the cash value just prior to the increase in the Specified Amount and the total premiums received in the 12 months just following the increase in the Specified Amount; and

         C is the Specified Amount in effect after the increase in the Specified Amount.

   (2) is the "Guideline Annual Premium" for the increase at the Attained Age of the Insured on the effective date of the increase in the Specified Amount.

   The applicable surrender charge factors are one-half the factors for the initial Surrender Charge, which are shown in the table above.

   The Surrender Charge in effect at any time is the sum of the Surrender Charge for the initial Specified Amount plus the Surrender Charge for any increase in the Specified Amount. If the Specified Amount is decreased, the Surrender Charge will not decrease. We will not assess a Surrender Charge after the tenth Policy Year, unless there is an increase in the Specified Amount.

   SURRENDER CHARGES ON SURRENDERS AND WITHDRAWALS

   All applicable Surrender Charges are imposed on Surrenders.


   We will impose a pro rata Surrender Charge on withdrawals. The pro rata Surrender Charge is calculated by dividing the amount of the net withdrawal by the Cash Value and multiplying the result by the amount of the then applicable Surrender Charge on a surrender. We will reduce any applicable remaining Surrender Charges by the same proportion. We will charge an administrative fee on withdrawals equal to the lesser of 2% of the withdrawal amount or $25, unless the withdrawal is combined with a request to maintain or increase the Specified Amount. (See "Withdrawals")


   OTHER CHARGES


   We reserve the right to charge the assets of each Division to provide for any income taxes or other taxes payable by us on the assets attributable to that Division. Although we currently make no charge, we reserve the right to charge you an administrative fee, not to exceed $25 (subject to applicable state law limitations), to cover the cost of preparing any additional illustrations of current Cash Values and current mortality assumptions which you may request after the first year Policy Date.

   POLICY RIGHTS

-  SURRENDERS

   By Written Request, you may surrender or exchange the Policy under Code
   Section 1035 for its Surrender Value at any time while the Insured is alive. All insurance coverage under the Policy will end on the date of the surrender. All or part of the Surrender Value may be applied to one or more of the Settlement Options described in this Prospectus or in any manner to which we agree and that we make available. When we receive your written request in good order, the values in the Divisions will be moved into the General Account. If you decide to keep your Policy, you must send us a letter notifying us of your decision and instructing us on how you wish the values to be allocated to the Divisions. (See "Right to Defer Payment," "Policy Settlement" and "Payment of Benefits.")

-  WITHDRAWALS

   By written request, you may, at any time after the expiration of the Free Look Period, make withdrawals from the Policy. We will deduct a charge equal to the lesser or $25 or 2% of the amount of the withdrawal from the amount of the Cash Value which you withdraw. We also will deduct a pro rata Surrender Charge. The minimum amount of any withdrawal after the charge is applied is $500. The amount you withdraw cannot exceed the Cash Value less any Policy Debt.

   Withdrawals will generally affect the Policy's Accumulation Value, Cash Value and the life insurance proceeds payable under the Policy as follows:

   -  The Policy's Cash Value will be reduced by the amount of the withdrawal;

   - The Policy's Accumulation Value will be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge;

   - Life insurance proceeds payable under the Policy will generally be reduced by the amount of the withdrawal plus any applicable pro rata Surrender Charge, unless the withdrawal is combined with a request to maintain the Specified Amount.

   The withdrawal will reduce the Policy's values as described in the "Charges Deducted Upon Surrender" section.

   If the Death Benefit Option for the Policy is

   Option 1, a withdrawal will reduce the Specified Amount. However, we will not allow a withdrawal if the Specified Amount will be reduced below $10,000.

   If the Death Benefit Option for the Policy is Option 2, a withdrawal will reduce the Accumulation Value, usually resulting in a dollar-for-dollar reduction in the life insurance proceeds payable under the Policy.

   You may allocate a withdrawal among the Divisions and the General Account. If you do not make such an allocation, we will allocate the withdrawal among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the General Account Value, less any Policy Debt, bears to the total Accumulation Value of the Policy, less any Policy Debt. (See "Right to Defer Payment," "Policy Changes" and "Payment of Benefits.")

-  GRACE PERIOD

   If your Policy's Surrender Value is insufficient to satisfy the Monthly Deduction, we will allow you 61 days of grace for payment of an amount sufficient to continue coverage. We call this "lapse pending status". This amount must be sufficient, after the deduction of the premium tax charge, to cover the Monthly Deductions for at least three policy months.

   We will mail written notice to your last known address, according to our records, not less than 61 days before termination of the Policy. We will also mail this notice to the last known address of any assignee of record.

   The Policy will stay in force during the Grace Period. If the Insured dies during the Grace Period, we will reduce the Death Benefit by the amount of any Monthly Deduction due and the amount of any outstanding Policy Debt.

   If payment is not made within 61 days after the Monthly Anniversary Date, the Policy will terminate without value at the end of the Grace Period.

-  REINSTATEMENT OF A LAPSED POLICY

   If the Policy terminates as provided in its Grace Period, provision, you may reinstate it. To reinstate the Policy, the following conditions must be met:

   -  The Policy has not been fully surrendered.

   - You must apply for reinstatement within 5 years after the date of termination.

   - We must receive evidence of insurability, satisfactory to us, that the Insured is insurable at the original rating class.

   - The premium payment you make must be sufficient, after deduction of the premium tax charge, to cover the Monthly Deductions for three policy months after the reinstatement date.

   - If a loan was outstanding at the time of lapse, we will require that either you repay or reinstate the loan before we reinstate the Policy.

   - Supplemental Benefits will be reinstated only with our consent. (See "Grace Period" and "Premium Payments.")

-  RIGHT TO DEFER PAYMENT

   Payments of any Separate Account Value will be made within 7 days after our receipt of your written request. However, we reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange is closed (except holidays or weekends); (2) when trading on the Exchange is restricted; (3) when an emergency exists as determined by the SEC so that disposal of the securities held in the Funds is not reasonably practicable or it is not reasonably practicable to determine the value of the Funds' net assets; or (4) during any other period when the SEC, by order, so permits for the protection of security holders. For payment from the Separate Account in such instances, we may defer payment of full surrender and withdrawal values, any Death Benefit in excess of the current Specified Amount, transfers and any portion of the Loan Value.

   Payment of any General Account Value may be deferred for up to six months, except when used to pay amounts due us.

-  POLICY LOANS

   We will grant loans at any time after the first policy anniversary using the Policy as security for the loan. The amount of the loan will not be more than the Loan Value. Unless otherwise required by state law, the Loan Value for this Policy is 90% of Cash Value at the end of the Valuation Period during which the loan request is received. The maximum amount you can borrow at any time is the Loan Value reduced by any outstanding Policy Debt. Loans have priority over the claims of any assignee or any other person.

   We will usually disburse loan proceeds within seven days from the Date of Receipt of a loan request, although we reserve the right to postpone payments under certain circumstances. See "Right to Defer Payment". We may, in our sole discretion, allow you to make loans by telephone if you have filed a proper telephone authorization form with us. So long as your Policy is in force and an Insured is living, you may repay your loan in whole or in part at any time without penalty.

   Accumulation Value equal to the loan amount will be maintained in the General Account to secure the loan. You may allocate a policy loan among the Divisions and the existing General Account Value (so long as there is sufficient value in the account) that is not already allocated to secure a Policy Loan, and we will transfer Separate Account Value as you have indicated. If you do not make this allocation, the loan will be allocated among the Divisions and the General Account in the same proportion that the Accumulation Value in each Division and the Accumulation Value in the General Account less Policy Debt bears to the total Accumulation Value of the Policy, less Policy Debt, on the date of the loan. We will make a similar allocation for unpaid loan interest due. A policy loan removes Accumulation Value from the investment experience of the Separate Account, which will have a permanent effect on the Accumulation Value and Death Benefit even if the loan is repaid. General Account Value equal to Policy Debt will accrue interest daily at the lesser of an annual rate of 6% or the interest rate currently credited to the General Account.

   We will charge interest on any outstanding Policy Debt. The maximum interest rate is 8% compounded annually. There are two types of loans available. A Type A loan is charged the same interest rate as the interest credited to the amount of the Accumulation Value held in the General Account to secure loans. The amount available at any time for a Type A loan is the maximum loan amount, less the Guideline Single Premium at issue, as set forth in the Code, less any outstanding Type A loans. Any other loans are Type B loans. A Type B loan is charged the prevailing interest rate, but not more than the maximum. One loan request can result in both a Type A and a Type B loan. A loan request will first be granted as a Type A loan, to the extent available, and then as a Type B loan. Once a loan is granted, it remains a Type A or Type B loan until it is repaid. Interest is due and payable at the end of each Policy Year and any unpaid interest due becomes loan principal. Increases in the Specified Amount will affect the amount available for a Type A loan; however, decreases in the Specified Amount will have no effect on the amount available.

   In the future, we may charge lower interest rates on policy loans. If the loan interest rate is ever less than 8%, we can increase the rate once each Policy Year by a maximum of 1%. We will notify you and any assignee of record of any change in the interest rate at least 30 days before the effective date of the increase. Changes in the interest rates will not affect the spread.

   If Policy Debt exceeds Surrender Value, we will notify you and any assignee of record. You must make a payment within 61 days from the date Policy Debt exceeds Cash Value or the Policy will lapse and terminate without value (See "Grace Period"). If this happens, you may be taxed on the total appreciation under the Policy. However, you may reinstate the Policy, subject to proof of insurability and payment of a reinstatement premium. See "Reinstatement of a Lapsed Policy".

   You may repay the Policy Debt, in whole or in part, at any time during the Insured's life, so long as the Policy is in force. The amount necessary to repay all Policy Debt in full will include any accrued interest. If there is any Policy Debt, we will apply payments received from you as follows: we will apply premium payments in the amount of the Planned Periodic Premium, received at the premium frequency, as premium unless you specifically designate the payment as a loan repayment. We will apply premium payments in excess of the Planned Periodic Premium or premium payments received other than at the premium frequency, first as policy loan repayments, then as premium when you have repaid the Policy Debt. If you have both a Type A and a Type B loan, we will apply repayments first to the Type B loan and then to the Type A loan. Upon repayment of all or part of the Policy Debt, we will transfer the Policy's Accumulation Value securing the repaid portion of the debt in the General Account to the Divisions and the General Account in the same proportion in which the loan was taken.

   An outstanding loan amount will decrease the Surrender Value available under the Policy. For example, if a Policy has a Surrender Value of $10,000, you may take a loan of 90% or $9,000, leaving a new Surrender Value of $1,000. If a loan is not repaid, the decrease in the Surrender Value could cause the Policy to lapse. In addition, the Death Benefit will be decreased because of an outstanding Policy Loan. Furthermore, even if you repay the loan, the amount of the Death Benefit and the Policy's Surrender Value may be permanently affected since the Accumulation Value securing the loan is not credited with the investment experience of the Divisions.

-  POLICY CHANGES

   You may make changes to your Policy, as described below, by submitting a written request to our Service Office. Supplemental Policy Specification pages and/or a notice confirming the change will be sent to you once the change is completed.

   INCREASE OR DECREASE IN SPECIFIED AMOUNT

   You may increase the Specified Amount at any time after the Policy has been issued, so long as you are under Attained Age 80. You may decrease the Specified Amount after the first Policy Year. For an increase or decrease, you must send a written request to our Service Office. However:

   -  Any increase or decrease must be at least $25,000.

   -  Any increase or decrease will affect your cost of insurance charge.

   -  Any increase or decrease may affect the monthly deduction adjustment.

   - Any increase will affect the amount available for a Type A loan, but a decrease will not have any such effect.

   - Any increase will require a supplemental application and satisfactory evidence of insurability.

   - Any increase or decrease will be effective on the Monthly Anniversary Date after the Date of Receipt of the request.

   -  You may only decrease the Specified Amount once in every twelve months.

   -  Any increase will result in a new Surrender Charge.

   -  No decrease may decrease the Specified Amount below $25,000.

   - Any decrease will first apply to coverage provided by the most recent increase, then to the next most recent, and so on, and finally to the coverage under the original application.

   - Any decrease may result in federal tax implications under DEFRA/TAMRA (See "Federal Tax Matters").

   CHANGE IN DEATH BENEFIT OPTION

   Any change in the Death Benefit Option is subject to the following conditions:


   - The change will take effect on the Monthly Anniversary Date next following the date on which your written request is received.


   -  There will be no change in the Surrender Charge.

   -  Evidence of insurability may be required.

   - Changes from Option 1 to 2 will be allowed at any time while this Policy is in force subject to evidence of insurability satisfactory to us. The Specified Amount will be reduced to equal the Specified Amount less the Accumulation Value at the time of the change.

   - Changes from Option 2 to 1 will be allowed at any time while this Policy is in force. The new Specified Amount will be increased to equal the Specified Amount plus the Accumulation Value as of the date of the change.

-  RIGHT OF POLICY EXAMINATION ("FREE LOOK PERIOD")

   The Policy has a free look period during which you may examine the Policy. If for any reason you are dissatisfied, you may return the Policy to us at our Service Office or to our representative within 10 days of delivery of the Policy to you (or within a different period if required by State law), within 45 days of the date you signed the application for insurance, or within 10 days after mailing or personal delivery of the Right of Withdrawal, whichever is later. Return the Policy to Jefferson Pilot Financial Insurance Company at One Granite Place, Concord, New Hampshire 03301. Upon its return, the Policy will be deemed void from its beginning. We will return within seven days, all payments we received on the Policy to the person who remitted the funds. Prior to the Allocation Date, we will hold the initial Net Premium in our General Account. We will retain any interest earned if the Free Look right is exercised, unless otherwise required by State law.

-  MATURITY BENEFIT

   While the Policy is in force, we will pay the Owner the Surrender Value on the Maturity Date. The benefit may be paid in a lump sum or under a Settlement option.

-  EXTENSION OF MATURITY DATE

   If your Policy includes our Extension of Maturity Date Rider, you may extend the Maturity Date by sending us a written request to our Service Office. We must receive your request before the existing Maturity Date.

   If you exercise this option, after the original Maturity Date:

   (1) We will not accept additional premium payments;

   (2) We will continue to credit interest to the Accumulation Value in the General Account and calculate the Accumulation Value in the Divisions in the same manner;

   (3) The Death Benefit will always equal the Accumulation Value, as it may change from time to time;

   (4) Interest on Policy loans will continue to accrue and become part of your Policy Debt; and

   (5) We no longer will charge the Cost of Insurance charge.

   We will continue to charge you the Mortality and Expense Risk charge, even though we no longer will have mortality risk under the Policy. We continue to impose this charge because the portion of this charge attributable to mortality risk reflects our expectations as to the mortality risks and the amount of such charges expected to be paid under all Policies, including Policies covered by Extension of Maturity Date riders.

-  SUPPLEMENTAL BENEFITS

   The supplemental benefits currently available as riders to the Policy include the following:

   - CHILDREN'S TERM INSURANCE RIDER--provides increments of level term insurance on the Insured's children. Under the terms of this rider, JP Financial will pay the death benefit set forth in the rider to the named beneficiary upon receipt of proof of death of the insured child. Upon receipt of proof of death of the Insured, the rider will continue in force under its terms without additional monthly charges.

   - GUARANTEED INSURABILITY RIDER--allows the Policyowner to purchase increases in Specified Amount, without providing evidence of insurability, during 60-day periods which end on regular specified option dates. The minimum increase is $10,000, the maximum increase is the lesser of $50,000 or the original Specified Amount of the Policy. There is a monthly cost of insurance charge for the rider per $1,000 of rider issue amount, which is based on Issue Age and which remains level throughout the entire rider coverage period. The charge is deducted from the Accumulation Value of the base Policy.

   - ACCIDENTAL DEATH BENEFIT RIDER--provides a benefit in the event if accidental death, subject to the terms of the rider.

   - AUTOMATIC INCREASE RIDER--allows for scheduled annual increases in Specified Amount subject to the terms of the Rider.

   - GUARANTEED DEATH BENEFIT RIDER--guarantees that the Policy will stay in force during the guarantee period with a Death Benefit equal to the Specified Amount provided that a cumulative minimum premium requirement is met. The premium requirement is based on Issue Age, sex, smoking status, underwriting class, Specified Amount and Death Benefit Option. If the Specified Amount is increased, an additional premium, based on Attained Age, will be required for such increase. There is a monthly charge of $.01 per $1000 of Specified Amount for this rider, which will be deducted from the Policy's Accumulation Value.

   - WAIVER OF SPECIFIED PREMIUM RIDER--provides for payment by us of a specified monthly premium into the Policy while you are disabled, as defined in the rider.

   - WAIVER OF PREMIUM DISABILITY RIDER--provides for waiver of monthly deductions while you are totally disabled, as defined in the rider.

   - TERMINAL ILLNESS ACCELERATED BENEFIT RIDER--provides for an advance of up to 50% of a policy's eligible death benefit subject to a maximum of $250,000 per insured with a medical determination of terminal illness, subject to the terms of the rider.

   - EXTENSION OF MATURITY DATE RIDER--allows you to extend the original Maturity Date of the Policy subject to the terms of the rider. See "Extension of Maturity Date" above.

   - OTHER INSURED TERM RIDER--provides increments of level terms insurance on the life of an insured other than the Insured under the Policy, subject to the terms of the rider.

   - PRIMARY INSURED TERM RIDER--provides increments of level term insurance on the Insured's life, subject to the terms of the rider.

   Rider features and availability will vary by state.

   Other riders for supplemental benefits may become available under the Policy from time to time. The charges for each of these riders are illustrated in your Policy.

   DEATH BENEFIT

   The Death Benefit under the Policy will be paid in a lump sum unless you or the Beneficiary have elected that they be paid under one or more of the available Settlement Options.

   Payment of the Death Benefit may be delayed if the Policy is being contested. You may elect a Settlement Option for the Beneficiary and deem it irrevocable. You may revoke or change a prior election. The Beneficiary may make or change an election within 90 days of the Insured's death, unless you have made an irrevocable election.

   All or part of the Death Benefit may be applied under one of the Settlement Options, or such options as we may choose to make available in the future.

   If the Policy is assigned as collateral security, we will pay any amount due the assignee in a lump sum. Any excess Death Benefit due will be paid as elected.

   (See "Right to Defer Payment" and "Policy Settlement")

   POLICY SETTLEMENT

   We will pay proceeds in whole or in part in the form of a lump sum or the Settlement Options which we may make available upon the death of the Insured or upon Surrender or upon maturity. You may contact us at any time for information on currently available settlement options.

   ADDITIONAL INFORMATION

-  REPORTS TO POLICYOWNERS

   We will maintain all records relating to the Separate Account. At least once in each Policy Year, we will send you an Annual Summary containing the following information:

   1. A statement of the current Accumulation Value and Cash Value since the prior report or since the Issue Date, if there has been no prior report;

   2.  A statement of all premiums paid and all charges incurred;

   3.  The balance of outstanding Policy Loans for the previous policy year;

   4.  Any reports required by the 1940 Act.

   We will promptly mail confirmation notices at the time of the following transactions:

   1.  Policy placement;

   2.  receipt of premium payments;

   3.  initial allocation among Divisions on the Allocation Date;

   4.  transfers among Divisions;

   5.  change of premium allocation;

   6.  change between Death Benefit Option 1 and Option 2;

   7.  increases or decreases in Specified Amount;

   8.  withdrawals, surrenders or loans;

   9.  receipt of loan repayments;

   10. reinstatements; and

   11. redemptions due to insufficient funds.

-  RIGHT TO INSTRUCT VOTING OF FUND SHARES

   In accordance with our view of present applicable law, we will vote the shares of the Funds held in the Separate Account in accordance with instructions received from Policyowners having a voting interest in the Funds. Policyowners having such an interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions. The number of shares you have a right to vote will be determined as of a record date established by the Fund. The number of votes that you are entitled to direct with respect to a Portfolio will be determined by dividing your Policy's Accumulation Value in a Division by the net asset value per share of the corresponding Portfolio in which the Division invests. We will solicit your voting instructions by mail at least 14 days before any shareholders meeting.

   We will cast the votes at meetings of the shareholders of the Portfolio and our votes will be based on instructions received from Policyowners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Portfolio in our right, we may elect to do so.

   We will vote Portfolio shares for which we do not receive timely instructions and Portfolio shares which are not otherwise attributable to Policyowners in the same proportion as the voting instruction which we receive for all Policies participating in each Portfolio through the Separate Account. We reserve the right to vote any or all such shares at our discretion to the extent consistent with then current interpretations of the 1940 Act and rules thereunder.

-  DISREGARD OF VOTING INSTRUCTIONS

   When required by state insurance regulatory authorities, we may disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Portfolio or to approve or disapprove an investment advisory contract for a Portfolio. We may also disregard voting instructions initiated by a Policyowner in favor of changes in the investment policy or the investment adviser of the Portfolio if we reasonably disapprove of such changes.

   We only disapprove a change if the proposed change is contrary to state law or prohibited by state regulatory authorities or if we determine that the change would have an adverse effect on the Separate Account if the proposed investment policy for a Portfolio would result in overly speculative or unsound investments. In the event that we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Policyowners.

-  STATE REGULATION

   Jefferson Pilot Financial Insurance Company is governed under the laws of the state of Nebraska.

   An annual statement is filed with the Nebraska Insurance Commissioner on or before March 1 of each year covering the operations and reporting on the financial condition of JP Financial as of December 31 of the preceding year. Periodically, the Commissioner examines the assets and liabilities of JP Financial and Separate Account A and verifies their adequacy and a full examination of JP Financial's operations is conducted by the Commissioner at least every five years.

   In addition, JP Financial is subject to the insurance laws and regulations of other states within which it is licensed to operate. Generally, the insurance department of any other state applies the laws of the state of domicile in determining permissible investments.

   The Policy will be offered for sale in all jurisdictions where we are authorized to do business and where the Policy has been approved by the appropriate Insurance Department or regulatory authorities. Individual Policy features may not be available in all states or may vary by state. Any significant variations from the information appearing in this Prospectus which are required due to individual state requirements are contained in your Policy.

-  LEGAL MATTERS

   We know of no material legal proceedings pending to which either the Separate Account or the Company is a party or which would materially affect the Separate Account. The legal validity of the securities described in the prospectus has been passed on by our Counsel.

-  FINANCIAL STATEMENTS


   The financial statements of the Separate Account at December 31, 2005 and for each of the two years in the period ended December 31, 2005, the consolidated financial statements of Jefferson Pilot Financial Insurance Company and subsidiary at December 31, 2005 and 2004 and for each of the three years in the period ended December 31, 2005, and the accompanying Reports of Independent Registered Public Accounting Firm, appear in the Statement of Additional Information.


   Our financial statements which are included in the Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the Policy. They should not be considered as bearing on the investment experience of the assets held in the Separate Account.

-  EMPLOYMENT BENEFIT PLANS

   Employers and employee organizations should consider, in connection with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of a Policy in connection with an employment-related insurance or benefit plan. The U.S. Supreme Court held, in a 1983 decision, that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

   TAX MATTERS

-  GENERAL

   Following is a discussion of the federal income tax considerations relating to the Policy. This discussion is based on our understanding of federal income tax laws as they not exist and are currently interpreted by the Internal Revenue Service. These laws are complex and tax results may vary among individuals. Anyone contemplating the purchase of or the exercise of elections under the Policy should seek competent tax advice.

-  FEDERAL TAX STATUS OF THE COMPANY

   We are taxed as a life insurance company in accordance with the Internal Revenue Code of 1986 as amended ("Code"). For federal income tax purposes, the operations of each Separate Account form a part of our total operations and are not taxed separately, although operations of each Separate Account are treated separately for accounting and financial statement purposes.

   Both investment income and realized capital gains of the Separate Account are reinvested without tax since the Code does not impose a tax on the Separate Account for these amounts. However, we reserve the right to make a deduction for such tax should one be imposed in the future.

-  LIFE INSURANCE QUALIFICATION

   The Policy contains provisions not found in traditional life insurance policies. However, we believe that it should qualify under the Code as a life insurance contract for federal income tax purposes, with the result that all Death Benefits paid under the Policy will generally be excludable from the gross income of the Policy's Beneficiary.

   Section 7702 of the Code includes a definition of life insurance for tax purposes. The definition provides limitations on the relationship between the Death Benefit and the account value. If necessary, we will increase your death benefit to maintain compliance with Section 7702.


   The Policy is intended to qualify as a "contract of life insurance" under the Code. The Death Benefit provided by the Policy is intended to qualify for exclusion from federal income taxation. If at any time you pay a premium that would exceed the amount allowable for such qualification, we will either refund the excess premium to you, offer you the option to apply for an increase in Death Benefit, or if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy on the next, succeeding Policy anniversary when the premium no longer causes your Policy to be deemed a MEC in accordance with your allocation instructions on file at the time such premium is applied. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.


   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We also reserve the right to refuse to make any change in the Specified Amount or the Death Benefit Option or any other change if such change would cause the Policy to fail to qualify as life insurance under the Code.

   A modified endowment contract is a life insurance policy which fails to meet a "seven-pay" test. In general, a Policy will fail the seven-pay test if the cumulative amount of premiums paid under the Policy at any time during the first seven Policy Years exceeds a calculated premium level. The calculated seven-pay premium level is based on a hypothetical Policy issued on the same insured persons and for the same initial Death Benefit which, under specified conditions (which include the absence of expense and administrative charges), would be fully paid for after seven years. Your Policy will be treated as a modified endowment contract unless the cumulative premiums paid under your Policy, at all times during the first seven Policy Years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical Policy on or before such times.

   The Policy will be allowed to become a MEC under the Code only with your consent. If you pay a premium that would cause your Policy to be deemed a MEC and you do not consent to MEC status for your Policy, we will either refund the excess premium to you or, if the excess premium exceeds $250, offer you the alternative of instructing us to hold the excess premium in a premium deposit fund and apply it to the Policy later in accordance with your instructions. We will credit interest at an annual rate that we may declare from time to time on advance premium deposit funds.

   If the excess premium had been applied to your Policy before we notify you, we will adjust your Policy Value as though the excess premium had not been applied to your Policy and offer to refund the excess premium plus interest credited at a rate equal to the annual rate credited to the advance premium deposit fund. If you instruct us to hold that amount, we will apply it to a premium deposit fund and thereafter credit interest as described above.

   We will pay any refund no later than 60 days after the end of the relevant Policy Year, in accordance with the requirements of the Code. We may also notify you of other options available to you to keep the Policy in compliance.

   Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subject to a new seven-pay premium period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prospective adjustment formula, the Policy Account Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, the selection of additional benefits, the restoration of a terminated Policy and certain other changes.

   If the benefits under your Policy are reduced, for example, by requesting a decrease in Specified Amount, or in some cases by making partial withdrawals, terminating additional benefits under a rider, changing the death benefit option, or as a result of Policy termination, the calculated seven-pay premium level will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract unless you request a refund of the excess premium. We also may offer you the choice of moving the excess premium to an advance premium deposit fund, as outlined above. Generally, a life insurance policy which is received in exchange for a modified endowment contract or a modified endowment contract which terminates and is restored, will also be considered a modified endowment contract.

   If a Policy is deemed to be a modified endowment contract, any distribution from the Policy will be taxed in a manner comparable to distributions from annuities (i.e., on an "income first" basis); distributions for this purpose include a loan, pledge, assignment or partial withdrawal. Any such distributions will be considered taxable income to the extent Accumulation Value under the Policy exceeds investment in the Policy.

   A 10% penalty tax will also apply to the taxable portion of such a distribution. No penalty will apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability which can be expected to result in death or to be of indefinite duration or (iii) received as part of a series of substantially equal periodic annuity payment for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his beneficiary.

   To the extent a Policy becomes a modified endowment contract, any distribution, as defined above, which occurs in the Policy Year it becomes a modified endowment contract and in any year thereafter, will be taxable income to you. Also, any distributions within two years before a Policy becomes a modified endowment contract will also be income taxable to you to the extent that Accumulation Value exceeds investment in the Policy, as described above. The Secretary of the Treasury has been authorized to prescribe rules which would similarly treat other distributions made in anticipation of a Policy becoming a modified endowment contract. For purposes of determining the amount of any distribution includable in income, all modified endowment contract which are issued by the same insurer, or its affiliates, to the same policyowner during any calendar year are treated as one contract.

   We believe that even if you extend the Maturity Date of your Policy pursuant to the Extension of Maturity Date rider, the Policy will continue to qualify as life insurance under the Code. However, there is some uncertainty regarding this treatment. Therefore, it is possible that you would be viewed as constructively receiving the Surrender Value in the year in which the Insured attains age 95 and would realize taxable income at that time, even if the Policy proceeds were not distributed at that time.

   The foregoing summary does not purport to be complete or to cover all situations, and, as always, there is some degree of uncertainty with respect to the application of the current tax laws. In addition to the provisions discussed above, Congress may consider other legislation which, if enacted, could adversely affect the tax treatment of life insurance policies. Also, the Treasury Department may amend current regulations or adopt new regulations with respect to this and other Code provisions. Therefore, you are advised to consult a tax adviser or attorney for more complete tax information, specifically regarding the applicability of the Code provisions to you.

   Under normal circumstances, if the Policy is not a modified endowment contract, loans received under the Policy will be construed as your indebtedness. You are advised to consult a tax adviser or attorney regarding the deduction of interest paid on loans.

   Even if the Policy is not a modified endowment contract, a partial withdrawal, together with a reduction in death benefits during the first 15 Policy Years, may create taxable income for you. The amount of that taxable income is determined under a complex formula and it may be equal to part or all of, but not greater than, the income on the contract. A partial withdrawal made after the first 15 Policy Years will be taxed on a recovery of premium-first basis, and will only be subject to federal income tax to the extent such proceeds exceed the total amount of premiums you have paid that have not been previously withdrawn.

   If you make a partial withdrawal, surrender, loan or exchange of the Policy, we may be required to withhold federal income tax from the portion of the money you receive that is includable in your federal gross income. A Policyowner who is not a corporation may elect not to have such tax withheld; however, such election must be made before we make the payment. In addition, if you fail to provide us with a correct taxpayer identification number (usually a social security number) or if the Treasury notifies us that the taxpayer identification number which has been provided is not correct, the election not to have such taxes withheld will not be effective. In any case, you are liable for payment of the federal income tax on the taxable portion of money received, whether or not an election to have federal income tax withheld is made. If you elect not to have federal income tax withheld, or if the amount withheld is insufficient, then you may be responsible for payment of estimated tax. You may also incur penalties under the estimated tax rules if the withholding and estimated tax payments are insufficient. We suggest that you consult with a tax adviser or attorney as to the tax implications of these matters.

   In the event that a Policy owned by the trustee under a pension or profit sharing plan, or similar deferred compensation arrangement, tax consequences of ownership or receipt of proceeds under the Policy could differ from those stated herein. However, if ownership of such a Policy is transferred from the plan to a plan participant (upon termination of employment, for example), the Policy will be subject to all of the federal tax rules described above. A Policy owned by a trustee under such a plan may be subject to restrictions under ERISA and tax adviser should be consulted regarding any applicable ERISA requirements.

   The Internal Revenue Service imposes limitations on the amount of life insurance that can be owned by a retirement plan. Clients should consult their tax advisors about the tax consequences associated with the sale or distribution of the Policy from the qualified plan and the potential effect of IRS Notice 89-25.

   The Policy may also be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans and others, where the tax consequences may vary depending on the particular facts and circumstances of each individual arrangement. A tax adviser should be consulted regarding the tax attributes of any particular arrangement where the value of it depends in part on its tax consequences.

   Federal estate and local estate, inheritance and other tax consequences of ownership or receipt of policy proceeds depend upon the circumstances of each Policyowner and Beneficiary.

   Current Treasury regulation set standards for diversification of the investments underlying variable life insurance policies in order for such policies to be treated as life insurance. We believe we presently are and intend to remain in compliance with the diversification requirements as set forth in the regulations. If the diversification requirements are not satisfied, the Policy would not be treated as a life insurance contract. As a consequence to you, income earned on a Policy would be taxable to you in the calendar quarter in which the diversification requirements were not satisfied, and for all subsequent calendar quarters.

   The Secretary of the Treasury may issue a regulation or a ruling which will prescribe the circumstances in which a Policyowner's control of the investments of a segregated account may cause the Policyowner, rather than the insurance company, to be treated as the owner of the assets of the account. The regulation or ruling could impose requirements that are not reflected in the Policy, relating, for example, to such elements of Policyowner control as premium allocation, investment selection, transfer privileges and investment in a Division focusing on a particular investment sector. Failure to comply with any such regulation or ruling presumably would cause earnings on a Policyowner's interest in Separate Account A to be includable in the Policyowner's gross income in the year earned. However, we have reserved certain rights to alter the Policy and investment alternatives so as to comply with such regulation or ruling. We believe that any such regulation or ruling would apply prospectively. Since the regulation or ruling has not been issued, there can be no assurance as to the content of such regulation or ruling or even whether application of the regulation or ruling will be prospective. For these reasons, Policyowners are urged to consult with their own tax advisers.

   Exercise of the Exchange of Insured rider will give rise to tax consequences. You should consult a tax adviser prior to exercising such rider.

   The foregoing summary does not purport to be complete or to cover all situations, including the possible tax consequences of changes in ownership. Counsel and other competent advisers should be consulted for more complete information.

-  CHARGES FOR JP FINANCIAL INCOME TAXES

   We are presently taxed as a life insurance company under the provisions of the Code. The Code specifically provides for adjustments in reserves for variable policies, and we will include flexible premium life insurance and annuity operations in our tax return in accordance with these rules.

   Currently no charge is made against the Separate Account for our federal income taxes, or provisions for such taxes, that may be attributable to the Separate Account. We may charge each Division for its portion of any income tax charged to us on the Division or its assets. Under present laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present these taxes are not significant. However, if they increase, we may decide to make charges for such taxes or provisions for such taxes against the Separate Account. We would retain any investment earnings on any tax charges accumulated in a Division. Any such charges against the Separate Account or its Divisions could have an adverse effect on the investment experience of such Division.

   MISCELLANEOUS POLICY PROVISIONS

-  THE POLICY

   The Policy you receive, the application you make when you purchase the Policy, any applications used for any changes approved by us and any riders constitute the whole contract. Copies of all applications are attached to and made a part of the Policy.

   Application forms are completed by the applicants and forwarded to us for acceptance. Upon acceptance, the Policy is prepared, executed by our duly authorized officers and forward to you.

   We reserve the right to make a change in the Policy; however, we will not change any terms of the Policy beneficial to you.

-  PAYMENT OF BENEFITS

   All benefits are payable at our Service Office. We may require submissions of the Policy before we grant Policy Loans, make changes or pay benefits.

-  SUICIDE AND INCONTESTABILITY

   SUICIDE EXCLUSION--In most states, if the Insured dies by suicide, while sane or insane, within 2 years from the Issue Date of this Policy, this Policy will end and we will refund premiums paid, without interest, less any Policy Debt and less any withdrawal.

   INCONTESTABILITY--We will not contest or revoke the insurance coverage provided under the Policy, except for any subsequent increase in Specified Amounts, after the Policy has been in force during the lifetime of the Insured for two years from the date of issue or reinstatement. We will not contest or revoke any increase in the Specified Amount after such increase has been in force during the lifetime of the Insured for two years following the effective date of the increase. Any increase will be contestable within the two year period only with regard to statements concerning this increase.

-  PROTECTION OF PROCEEDS

   To the extent provided by law, the proceeds of the Policy are not subject to claims by a Beneficiary's creditors or to any legal process against any Beneficiary.

-  NONPARTICIPATION

   The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

-  CHANGES IN OWNER AND BENEFICIARY; ASSIGNMENT

   Unless otherwise stated in the Policy, you may change the Policyowner and the Beneficiary, or both, at any time while the Policy is in force. A request for such change must be made in writing and sent to us at our Service Office. After we have agreed, in writing, to the change, it will take effect as of the date on which your written request was signed.

   The Policy may also be assigned. No assignment of the Policy will be binding on us unless made in writing and sent to us at our Service Office. Each assignment will be subject to any payments made or action taken by us prior to our notification of such assignment. We are not responsible for the validity of any assignment. Your rights and the Beneficiary's interest will be subject to the rights of any assignee of record.

-  MISSTATEMENTS

   If the age or sex of the Insured has been misstated in an application, including a reinstatement application, we will adjust the benefits payable to reflect the correct age or sex.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   APPENDIX A

-  ILLUSTRATIONS OF ACCUMULATION VALUES, CASH VALUES AND DEATH BENEFITS

   Following are a series of tables that illustrate how the Accumulation Values, Cash Values and death benefits of a Policy change with the investment performance of the Portfolios. The tables show how the Accumulation Values, Cash Values and Death Benefits of a Policy issued to an Insured of a given age and given premium would vary over time if the return on the assets held in each Portfolio were a constant gross annual rate of 0%, 6%, and 12%. The gross rates of return do not reflect the deduction of the charges and expenses of the Portfolios. The tables on pages A-3 through A-8 illustrate a Policy issued to a male, age 40, under a standard rate non-smoker underwriting risk classification. The Accumulation Values, Cash Values and Death Benefits would be different from those shown if the returns averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

   The amount of the Accumulation Value exceeds the Cash Value during the first ten Policy Years due to the Surrender Charge. For Policy Years eleven and after, the Accumulation Value and Cash Value are equal, since the Surrender Charge has been reduced to zero.

   The second column shows the Accumulation Value of the premiums paid at the stated interest rate. The third and sixth columns illustrate the Accumulation Values and the fourth and seventh columns illustrate the Cash Values of the Policy over the designated period. The Accumulation Values shown in the third column and the Cash Values shown in the fourth column assume the monthly charge for cost of insurance is based upon the current cost of insurance rates as discounted, a monthly deduction adjustment is added, and that the mortality and expense risk charge is charged at current rates. The current cost of insurance rates are based on the sex, Issue Age, Policy Year, and rating class of the Insured, and the Specified Amount of the Policy. The Accumulation Values shown in the sixth column and the Cash Values shown in the seventh column assume the monthly charge for cost of insurance is based upon the maximum cost of insurance rates allowable, which are based on the Commissioner's 1980 Standard Ordinary Mortality Table. The current cost of insurance rates are different for Specified Amounts below $100,000, below $249,999, below $1 Million, and above $1 Million; therefore, the values shown would change for Specified Amounts below $100,000 and above $249,999. The fifth and eighth columns illustrate the Death Benefit of a Policy over the designated period. The illustrations of Death Benefits reflect the same assumptions as the Accumulation Values and Cash Values. The Death Benefit values also vary between tables, depending upon whether Option I or Option II Death Benefits are illustrated.

   The amounts shown for the Death Benefit, Accumulation Values, and Cash Values reflect the fact that the net investment return of the Divisions is lower than the gross return on the assets in the Divisions, as a result of expenses paid by the Portfolios and charges levied against the Divisions.


   The policy values shown take into account a daily investment advisory fee equivalent to the maximum annual rate of .66% of the aggregate average daily net assets of the Portfolios, plus a charge of .38% of the aggregate average daily net assets to cover expenses incurred by the Portfolios for the twelve months ended December 31, 2005. The .66% investment advisory fee is an arithmetic average of the individual investment advisory fees of the forty-three Portfolios. The .38% expense figure is an arithmetic average of the expenses for the Jefferson Pilot Variable Fund Portfolios, the Franklin Templeton Portfolios, the Fidelity VIP Portfolios, the MFS Portfolios, the Goldman Sachs Portfolio, the American Century Portfolios, the AFIS Portfolios, the PIMCO Portfolio, the ProFunds, the DWS Small Cap Index VIP Portfolio, and the Vanguard VIF Portfolios. Portfolio fees and expenses used in the illustrations do not reflect any expense reimbursements or fee waivers, which are terminable by the Portfolios and/or their investment advisers as described in the Policy prospectus under Fee Table and in the prospectus for the Portfolios. Expenses for the unaffiliated Portfolios were provided by the investment managers for these Portfolios and JP Financial has not independently verified such information. The policy values also take into account a daily charge to each Division for the Mortality and Expense Risks charge, which is equivalent to a charge at an annual rate of .90% of the average net assets of the Divisions. After deduction of these amounts, the illustrated gross investment rates of 0%, 6%, and 12% correspond to approximate net annual rates of -1.94%, 4.06%, and 10.06%, respectively.


   The assumed annual premium used in calculating Accumulation Value, Cash Value, and Death Benefits is net of the 2.5% State Premium Tax Charge. The illustrations also reflect deduction of the Monthly Deduction and addition of the monthly deduction adjustment.

   The hypothetical values shown in the tables do not reflect any charges for federal income taxes or other taxes against Separate Account A since JP Financial is not currently making such charges. However, if, in the future, such charges are made, the gross annual investment rate of return would have to exceed the stated investment rates by a sufficient amount to cover the tax charges in order to produce the Accumulation Values, Cash Values and Death Benefits illustrated.

   The tables illustrate the policy values that would result based on hypothetical investment rates of return if premiums are paid in full at the beginning of each year, if all net premiums are allocated to Separate Account A, and if no policy loans have been made. The values would vary from those shown if the assumed annual premium payments were paid in installments during a year. The values would also vary if the Policyowner varied the amount or frequency of premium payments. The tables also assume that the Policyowner has not requested an increase or decrease in Specified Amount, that no withdrawals have been made and no surrender charges imposed, and that no transfers have been made and no transfer charges imposed.

   Upon request, we will provide, without charge, a comparable illustration based upon the proposed Insured's age, sex and rating class, the Specified Amount requested, the proposed frequency and amount of premium payments and any available riders requested. Existing Policyowners may request illustrations based on existing Cash Value at the time of request. We reserve the right to charge an administrative fee of up to $25 for such illustrations.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
ENSEMBLE II      FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY



DEATH BENEFIT OPTION I                                           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                          ANNUAL RATE OF RETURN:         12%      (10.06% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                   ASSUMED ANNUAL PREMIUM(1):  $  1,425



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
    END        ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             1,482               1,206              829        100,000             1,205               828        100,000
    2             3,023               2,506            2,130        100,000             2,504             2,127        100,000
    3             4,626               3,911            3,535        100,000             3,908             3,531        100,000
    4             6,293               5,436            5,060        100,000             5,423             5,046        100,000
    5             8,027               7,106            6,729        100,000             7,060             6,684        100,000
    6             9,830               8,933            8,619        100,000             8,830             8,516        100,000
    7            11,705              10,932           10,681        100,000            10,742            10,491        100,000
    8            13,655              13,110           12,922        100,000            12,809            12,621        100,000
    9            15,684              15,493           15,368        100,000            15,047            14,921        100,000
    10           17,793              18,102           18,039        100,000            17,469            17,406        100,000
    15           29,675              38,395           38,395        100,000            36,109            36,109        100,000
    20           44,131              70,025           70,025        100,000            64,929            64,929        100,000
    25           61,719             122,261          122,261        149,159           113,067           113,067        137,941
    30           83,118             206,718          206,718        239,792           190,542           190,542        221,029
    35          109,153             343,737          343,737        367,798           315,590           315,590        337,681
    40          140,828             568,272          568,272        596,685           520,006           520,006        546,006


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I                                           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                          ANNUAL RATE OF RETURN:           6%     (4.06% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                 ASSUMED ANNUAL PREMIUM(1):    $  1,425



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
    END        ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             1,482              1,132              755         100,000            1,131               754         100,000
    2             3,023              2,284            1,907         100,000            2,282             1,905         100,000
    3             4,626              3,457            3,081         100,000            3,454             3,078         100,000
    4             6,293              4,659            4,283         100,000            4,646             4,270         100,000
    5             8,027              5,903            5,526         100,000            5,859             5,483         100,000
    6             9,830              7,188            6,875         100,000            7,091             6,777         100,000
    7            11,705              8,516            8,267         100,000            8,340             8,089         100,000
    8            13,655              9,853            9,694         100,000            9,607             9,419         100,000
    9            15,684             11,294           11,169         100,000           10,890            10,765         100,000
    10           17,793             12,754           12,691         100,000           12,188            12,126         100,000
    15           29,675             22,341           22,341         100,000           20,440            20,440         100,000
    20           44,131             32,588           32,588         100,000           28,594            28,594         100,000
    25           61,719             44,160           44,160         100,000           36,980            36,980         100,000
    30           83,118             57,186           57,186         100,000           44,782            44,782         100,000
    35          109,153             72,382           72,382         100,000           50,640            50,640         100,000
    40          140,828             92,406           92,406         100,000           51,182            51,182         100,000


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

(3)  Increase due to adjustment by the corridor percentage. See "Death
     Benefits".

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION I                                           ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                          ANNUAL RATE OF RETURN:           0%     (-1.94% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                 ASSUMED ANNUAL PREMIUM(1):    $  1,425



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
    END        ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1            1,482               1,058              681         100,000            1,057               680         100,000
    2            3,023               2,071            1,694         100,000            2,069             1,692         100,000
    3            4,626               3,040            2,663         100,000            3,037             2,660         100,000
    4            6,293               3,972            3,596         100,000            3,960             3,583         100,000
    5            8,027               4,881            4,504         100,000            4,840             4,463         100,000
    6            9,830               5,765            5,452         100,000            5,674             5,360         100,000
    7           11,705               6,627            6,376         100,000            6,462             6,211         100,000
    8           13,655               7,456            7,269         100,000            7,204             7,016         100,000
    9           15,684               8,263            8,138         100,000            7,900             7,774         100,000
    10          17,793               9,050            8,987         100,000            8,547             8,484         100,000
    15          29,675              13,432           13,432         100,000           11,870            11,870         100,000
    20          44,131              15,018           15,018         100,000           13,015            13,015         100,000
    25          61,719              16,575           16,575         100,000           11,539            11,539         100,000
    30          83,118              13,872           13,872         100,000            5,415             5,415         100,000
    35                               5,405            5,405         100,000                0                 0               0
    40                                   0                0                0               0                 0               0


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                                          ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                          ANNUAL RATE OF RETURN:          12%     (10.06% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                 ASSUMED ANNUAL PREMIUM(1):    $  1,425



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
    END        ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             1,482               1,203              826        101,203             1,202               825        101,202
    2             3,023               2,496            2,120        102,496             2,494             2,118        102,494
    3             4,626               3,889            3,513        103,889             3,886             3,509        103,886
    4             6,293               5,397            5,021        105,397             5,383             5,007        105,383
    5             8,027               7,043            6,667        107,043             6,995             6,619        106,995
    6             9,830               8,840            8,526        108,840             8,728             8,415        108,729
    7            11,705              10,800           10,549        110,800            10,592            10,341        110,592
    8            13,655              12,927           12,739        112,927            12,595            12,407        112,595
    9            15,684              15,249           15,123        115,249            14,750            14,624        114,750
    10           17,793              17,783           17,720        117,783            17,064            17,001        117,064
    15           29,675              37,226           37,226        137,226            34,377            34,377        134,377
    20           44,131              66,108           66,108        166,108            59,049            59,049        159,049
    25           61,719             110,795          110,795        210,795            95,894            95,894        195,894
    30           83,118             179,482          179,482        279,482           150,029           150,029        250,029
    35          109,153             284,541          284,541        384,541           228,411           228,411        328,411
    40          140,828             444,883          444,883        544,883           339,481           339,481        439,481


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                                          ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                          ANNUAL RATE OF RETURN:           6%     (4.06% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                 ASSUMED ANNUAL PREMIUM(1):    $  1,425



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
    END        ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1             1,482              1,129              752         101,129            1,128               751         101,128
    2             3,023              2,275            1,898         102,275            2,273             1,896         102,273
    3             4,626              3,439            3,062         103,439            3,435             3,059         103,435
    4             6,293              4,627            4,250         104,627            4,613             4,237         104,613
    5             8,027              5,852            5,476         105,852            5,807             5,430         105,807
    6             9,830              7,116            6,802         107,116            7,012             6,699         107,012
    7            11,705              8,420            8,169         108,420            8,229             7,978         108,229
    8            13,655              9,752            9,564         109,752            9,454             9,265         109,454
    9            15,684             11,127           11,001         111,127           10,686            10,560         110,686
    10           17,793             12,544           12,481         112,544           11,921            11,858         111,921
    15           29,675             13,099           13,099         113,099           19,524            19,524         119,524
    20           44,131             15,278           15,278         115,278           26,112            26,112         126,112
    25           61,719             15,040           15,040         115,040           30,978            30,978         130,978
    30           83,118             11,061           11,061         111,061           31,270            31,270         131,270
    35          109,153              1,261            1,261         101,261           22,080            22,080         122,080
    40          140,828                  0                0               0                0                 0               0


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 6% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

DEATH BENEFIT OPTION II                                          ASSUMED HYPOTHETICAL GROSS
MALE NON-SMOKER ISSUE AGE 40                                         ANNUAL RATE OF RETURN:            0%     (-1.94% NET)
$100,000 INITIAL SPECIFIED AMOUNT                                ASSUMED ANNUAL PREMIUM(1):     $  1,425



                PREMIUMS                    ASSUMING CURRENT COSTS                           ASSUMING GUARANTEED COSTS
    END        ACCUMULATED        ------------------------------------------        -------------------------------------------
    OF       AT 4% INTEREST       ACCUMULATION        CASH           DEATH          ACCUMULATION         CASH          DEATH
   YEAR         PER YEAR            VALUE(2)        VALUE(2)      BENEFIT(2)          VALUE(2)         VALUE(2)      BENEFIT(2)
   ----      --------------       ------------      --------      ----------        ------------       --------      ----------
    1            1,482               1,055              679         101,055            1,054               678         101,054
    2            3,023               2,062            1,686         102,062            2,060             1,684         102,060
    3            4,626               3,023            2,647         103,023            3,020             2,644         103,020
    4            6,293               3,945            3,568         103,945            3,932             3,556         103,932
    5            8,027               4,840            4,464         104,840            4,797             4,421         104,797
    6            9,830               5,710            5,396         105,710            5,613             5,299         105,613
    7           11,705               6,555            6,304         106,555            6,379             6,128         106,379
    8           13,655               7,364            7,175         107,364            7,095             6,907         107,095
    9           15,684               8,149            8,024         108,149            7,760             7,634         107,760
    10          17,793               8,913            8,850         108,913            8,371             8,309         108,371
    15          29,675              21,720           21,720         121,720           11,378            11,378         111,378
    20          44,131              30,898           30,898         130,898           11,961            11,961         111,961
    25          61,719              39,778           39,778         139,778            9,598             9,598         109,598
    30          83,118              46,485           46,485         146,485            2,480             2,480         102,480
    35                              47,664           47,664         147,664                0                 0               0
    40                              37,745           37,745         137,745                0                 0               0


----------
(1) Assumes a $1,425 premium is paid at the beginning of each policy year. Values would be different if premiums are paid with a different frequency or in different amounts.

(2) Assumes that no policy loans or withdrawals have been made. Zero values indicate lapse in the absence of an additional premium payment.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL INVESTMENT RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS BY THE OWNER AND DIFFERENT INVESTMENT RATES OF RETURN FOR THE PORTFOLIOS. THE ACCUMULATION VALUE, CASH VALUE AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY JP FINANCIAL, THE SEPARATE ACCOUNT, OR THE PORTFOLIOS THAT THIS ASSUMED INVESTMENT RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

To learn more about the Separate Account, Jefferson Pilot Financial Insurance Company, and the Policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. Please call our Service Office at 1-800-258-3648: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, Accumulation Values, and Surrender Values; and (3) to ask questions about the Policy or make other inquiries.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Separate Account and the Policy. Our reports and other information about the Separate Account and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No. 811-4160

                  ENSEMBLE II VARIABLE UNIVERSAL LIFE INSURANCE

                                   Offered by

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                  in connection with its JPF Separate Account A

                                ONE GRANITE PLACE

                          CONCORD, NEW HAMPSHIRE 03301
                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information contains information in addition to the information in the current Prospectus for the Jefferson Pilot Financial Insurance Company Ensemble II Variable Universal Life Insurance Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2006 by calling 1-800-258-3648, ext. 5394, or by writing the Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. The defined terms used in the current Prospectus for the Policy are also used in this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                               DATED: MAY 1, 2006

                                TABLE OF CONTENTS

                                                                      PAGE

Jefferson Pilot Financial Insurance Company                             3

More Information About the Policy                                       3

Administration                                                          4

Records and Reports                                                     4

Custody of Assets                                                       4

Administrator                                                           5

Principal Underwriter                                                   5

Distribution of the Policy                                              5

Performance Data and Calculations                                       5
    Money Market Division Yield                                         5
    Division Total Return Calculations                                  6
    Other Information                                                   8

Registration Statement                                                  9

Experts                                                                 9

Financial Statements - Jefferson Pilot Financial Insurance Company     10

Financial Statements - JPF Separate Account A

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance Company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.

Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.

In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.


Effective April 1, 2006, Jefferson-Pilot Corporation merged into and with a wholly owned subsidiary of Lincoln National Corporation as a part of the combination of the operations of the two companies. The obligations of the Company as set forth in your Policy and in the Prospectus and this Statement of Additional Information did not change as a result of the merger.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Through its wealth accumulation and protection businesses, Lincoln Financial Group provides annuities, life insurance, 401(k) and 403(b) plans, 529 college savings plans, mutual funds, managed accounts, institutional investment, and financial planning and advisory services.


                        MORE INFORMATION ABOUT THE POLICY

GROUP OR SPONSORED ARRANGEMENTS

Policies may be purchased under group or sponsored arrangements. A group arrangement includes a program under which a trustee, employer or similar entity purchases individual Policies covering a group of individuals on a group basis. A sponsored arrangement includes a program under which an employer permits a group solicitation of its employees or an association permits group solicitation of its members for the purchase of Policies on an individual basis.

We may modify the following types of charges for Policies issued in connection with group or sponsored arrangement: the cost of insurance charge, surrender or withdrawal charges, administrative charges, charges for withdrawal or transfer and charges for optional rider benefits. We may also issue Policies in connection with group or sponsored arrangements on a "non-medical" or guaranteed issue basis; actual monthly cost of insurance charges may be higher than the current cost of insurance charges under otherwise identical Policies that are medically underwritten. We may also specify different minimum Specified Amounts at issue for Policies issued in connection with group or sponsored arrangements.

We may also modify or eliminate certain charges or underwriting requirements for Policies issued in connection with an exchange of another JP Financial policy or a policy of any JP Financial affiliate.

The amounts of any reduction, the charges to be reduced, the elimination or modification of underwriting requirements and the criteria for applying a reduction or modification will generally reflect the reduced sales administrative effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction or modification. Reductions and modifications will not be made where prohibited by law and will not be unfairly discriminatory.

                                 ADMINISTRATION

The Company or its affiliates will provide administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Divisions of the Separate Account are segregated and held separate and apart from the assets of the other Divisions and from the Company's General Account assets. The nature of the business of Jefferson Pilot Investment Advisory Corporation is an Investment Advisor and Administrator. The principal business address is: One Granite Place, Concord, NH 03301.

                                 ADMINISTRATOR

Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Divisions.

                              PRINCIPAL UNDERWRITER


The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC"), One Granite Place, Concord, NH to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2005 and December 31, 2004, JPVC received $29,029,111 and $29,436,579, respectively, in brokerage commissions and did not retain any of these commissions.


On February 25, 2005, JPVC submitted a Letter of Acceptance, Waiver and Consent (AWC) to the National Association of Securities Dealers (NASD), whereby JPVC was fined in the amount of $325,000 for allowing excessive insurance policy transfers. The excessive transfers were due to a programming error in Jefferson Pilot Financial Insurance Company's policy administration system. After the programming error was discovered and corrected through regular oversight, and prior to the regulatory examination leading to the AWC, action was taken to reimburse the Jefferson Pilot Variable Fund, Inc. International Equity Portfolio in the amount of $119,024 for losses sustained due to the excessive transfers. In connection with the AWC, JPVC also agreed to reimburse other affected mutual funds unaffiliated with the Jefferson Pilot Variable Fund, Inc. in the amount of $119,674 for losses sustained due to the excessive transfers. JPVC has reviewed its procedures regarding transfers and has systems and procedures in place that are reasonably designed to ensure that variable universal life prospectus policies are enforced.

                           DISTRIBUTION OF THE POLICY

The Policy will be sold by individuals who, in addition to being licensed as life insurance agents for us, are also registered representatives of broker-dealers who have entered into written sales agreements with JPVC. Any such broker-dealers will be registered with the SEC and will be members of the National Association of Securities Dealers, Inc. We may also offer and sell Policies directly.


JPVC or an affiliate will pay compesation to broker-dealers under various schedules and accordingly commissions will vary with the form of schedule selected. In any event, commissions to broker-dealers not expected to exceed 95% of first year target premium and 5% of first excess premium, and 5% of target premium for the second through the tenth Policy Years for both renewals and excess premium. The target premium varies by sex, Issue Age, rating class of the Insured and Specified Amount. Alternative Commission Schedules will reflect differences in up-front commissions versus ongoing compensation.

Compensation arrangements vary among broker-dealers. Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer in connection with the policy, depending on the agreement between your registered representative and his or her firm. Except with respect to registered representatives of its affiliated broker-dealer Jefferson Pilot Securities Corporation, JPVC and its affiliates are not involved in determining that compensation arrangement, which may present its own incentives or conflicts. Override payments, expense allowances, bonuses based on specific production levels, and reimbursement for other expenses associated with the promotion and solicitation of applications for the policies may be paid. In addition, registered representatives may also be eligible for "non-cash" compensation, including expense-paid educational or training seminars involving travel and promotional merchandise and the opportunity to receive sales based incentive programs. Depending upon the particular selling arrangements, JPVC or an affiliate may compensate others for distribution activities and for activities the broker-dealer is required to perform such as educating and training its personnel. The potential of receiving, or the receipt of, compensation, may provide broker-dealers and/or their registered representatives an incentive to favor sales of the Policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive similar compensation. You may ask your registered representative how he/she will personally be compensated for the transaction. You may wish to consider such compensation when considering and evaluating any recommendation relating to the Policy. All compensation is paid from our assets, which include fees and charges imposed on your Policy.

Except as described in the prospectus, no separate deductions from premiums are made to pay sales commissions or sales expenses.


                        PERFORMANCE DATA AND CALCULATIONS

From time to time we may include in our marketing materials performance of the Divisions as described below. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Policy owner. Also please note that performance figures shown do not reflect any applicable taxes.

MONEY MARKET DIVISION YIELD

We may include the yield of the Money Market Division in our marketing materials. The yield of the Money Market Division for a seven-day period is calculated using a standardized method described in the rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Division at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policyowner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits.
Seven-day yield also does not include the effect of the premium tax charge, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the yield shown included those charges, the yield shown would be significantly lower.


The seven-day yield of the Money Market Division as of December 31, 2005 was 3.08%.


The yield on amounts held in the Money Market Division normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Division's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses.

DIVISION TOTAL RETURN CALCULATIONS

The Company may from time to time also disclose average annual total returns for one or more of the Divisions for various periods of time. The following table reflects the performance of the Divisions, including deductions for management and other expenses of the Divisions. It is based on an assumed initial investment of $10,000. A Division's total return represents the average annual total return of that Division over a particular period. The performance is based on each Division's unit value and includes a mortality and expense risk charge and underlying Portfolio charges. Not included in the calculation is the monthly deduction, which consists of the cost of insurance charge, an administrative expense charge, and the cost of any optional benefits. This calculation of total return also does not include the effect of the premium tax charge deducted from premium payments, any applicable surrender charge, or the guaranteed monthly deduction adjustment. If the returns shown included such charges, the returns shown would be significantly lower. Total return figures for periods less than one year are not annualized.

The total rate of return (T) is computed so that it satisfies the formula:
                                n
                         P(1+T)   = ERV

    where:

  P     =   a hypothetical initial payment of $10,000.00
  T     =   average annual total return
  n     =   number of years
ERV     =   ending redeemable value of a hypothetical  $10,000.00 payment made at the beginning of the one, three, five, or ten-year period as of the end of the period (or fractional portion thereof).

JEFFERSON PILOT INVESTMENT ADVISORY CORP.
PERFORMANCE MASTERLIST AND DETAIL
MONTH ENDED: DECEMBER 30, 2005



                                                                                                                       SINCE
FUND NME                                        INCEPTION    QTD       YTD     1 YEAR    3 YEAR    5 YEAR   10 YEAR  INCEPTION
American Funds Growth Fund                      02/08/84     5.50%   15.15%   15.15%    20.29%     1.11%    12.69%    13.81%
Fidelity VIP Contrafund Portfolio               01/03/95     3.65%   15.89%   15.89%    19.08%     5.69%    11.05%    13.32%
Fidelity VIP Growth Portfolio                   10/09/86     3.02%    4.85%    4.85%    12.25%    -4.37%     6.33%     9.86%
Goldman Sachs Capital Growth Fund               04/30/98     3.01%    2.02%    2.02%    10.59%    -2.98%       N/A     1.41%
JPVF Capital Growth Portfolio                   05/01/92     3.17%    3.84%    3.84%    12.33%    -6.42%     6.25%    10.24%
JPVF Growth Portfolio                           01/01/98     3.03%   12.93%   12.93%    17.52%    -4.69%       N/A     6.91%
JPVF Strategic Growth Portfolio                 05/01/95     3.84%    5.34%    5.34%    14.41%    -8.79%     5.02%     7.45%
ProFund VP Large-Cap Growth                     05/03/04     1.21%    0.03%    0.03%    N/A          N/A       N/A     2.83%
JPVF S&P 500 Index Portfolio                    05/01/00     1.79%    3.76%    3.76%    13.07%    -0.64%       N/A    -2.23%
American Century VP Value Fund                  05/01/96     3.57%    3.92%    3.92%    14.50%     7.71%       N/A     9.47%
American Funds Growth-Income Fund               02/08/84     2.73%    4.89%    4.89%    14.62%     4.36%     9.60%    11.95%
Fidelity VIP Equity-Income Portfolio            10/09/86     2.80%    4.92%    4.92%    14.42%     3.03%     7.65%     9.87%
JPVF Value Portfolio                            05/01/92     0.86%    7.02%    7.02%    14.65%     3.39%     8.81%     9.72%
ProFund VP Large-Cap Value                      05/03/04     1.46%    2.11%    2.11%       N/A       N/A       N/A     7.91%
JPVF Mid-Cap Growth Portfolio                   05/01/01     3.45%   11.27%   11.27%    22.28%       N/A       N/A     1.20%
Fidelity VIP Mid Cap Portfolio                  12/28/98     3.73%   16.96%   16.96%    25.56%    11.02%       N/A    19.04%
Vanguard VIF Mid-Cap Index Portfolio            02/09/99     2.80%   12.96%   12.96%    21.40%     8.32%       N/A    11.84%
JPVF Mid-Cap Value Portfolio                    05/01/01     4.33%    9.03%    9.03%    21.08%       N/A       N/A     9.05%
DWS Small Cap Index VIP                         08/22/97     0.83%    3.06%    3.06%    20.20%     6.65%       N/A     5.71%
JPVF Small Company Portfolio                    04/18/86     2.48%   10.96%   10.96%    17.55%     1.01%     1.82%     6.88%
ProFund VP Small-Cap Growth                     05/01/02    -0.15%    6.58%    6.58%    18.98%       N/A       N/A     7.47%
Vanguard VIF Small Company Growth Portfolio     06/03/96     2.76%    5.31%    5.31%    18.93%     5.79%       N/A    11.48%
JPVF Small-Cap Value Portfolio                  05/01/01     0.69%    4.16%    4.16%    18.50%       N/A       N/A    10.51%
Franklin Small Cap Value Securities Fund        05/01/98     1.59%    7.79%    7.79%    20.07%    11.90%       N/A     7.10%
ProFund VP Small-Cap Value                      05/01/02    -0.47%    3.07%    3.07%    17.89%       N/A       N/A     4.32%
American Century VP International Fund          05/01/94     5.41%   12.24%   12.24%    16.41%    -2.66%     6.26%     5.79%
JPVF International Equity Portfolio             01/01/98     9.47%   18.39%   18.39%    21.36%     0.86%       N/A     2.83%
ProFund VP Asia 30                              05/01/02    -0.83%   18.44%   18.44%    24.06%       N/A       N/A    11.43%
ProFund VP Europe 30                            10/18/99     0.53%    7.12%    7.12%    18.61%    -1.59%       N/A    -0.36%
JPVF World Growth Stock Portfolio               08/01/85     2.40%    7.91%    7.91%    18.99%     5.22%     7.90%     9.32%
Templeton Foreign Securities Fund - Class 1     05/01/92     2.16%    9.49%    9.49%    19.22%     2.72%     7.40%     8.62%
MFS Utilities Series                            01/03/95    -2.08%   15.79%   15.79%    26.25%     2.96%    11.04%    12.87%
ProFund VP Financials                           01/22/01     6.80%    3.06%    3.06%    12.94%       N/A       N/A     2.42%
ProFund VP Health Care                          01/22/01     0.86%    5.07%    5.07%     7.45%       N/A       N/A    -2.26%
ProFund VP Technology                           01/22/01     1.46%    0.32%    0.32%    12.72%       N/A       N/A   -13.09%
Vanguard VIF REIT Index Portfolio               02/09/99     1.48%   10.84%   10.84%    24.39%    17.00%       N/A    15.26%
Fidelity VIP Investment Grade Bond Portfolio    12/05/88     0.25%    0.98%    0.98%     2.74%     4.85%     4.98%     6.21%
JPVF High Yield Bond Portfolio                  01/01/98     0.37%    0.84%    0.84%     8.88%     6.01%       N/A     3.02%
PIMCO Total Return Portfolio                    12/31/97     0.02%    1.54%    1.54%     3.19%     4.99%       N/A     5.00%
ProFund VP Rising Rates Opportunity             05/01/02    -1.10%   -8.72%   -8.72%    -8.48%       N/A       N/A   -12.31%
ProFund VP U.S. Government Plus                 05/01/02     1.20%    8.06%    8.06%     3.83%       N/A       N/A     7.43%
JPVF Balanced Portfolio                         05/01/92     1.15%    4.43%    4.43%     8.63%     2.44%     7.00%     7.54%
JPVF Money Market Portfolio                     08/01/85     0.66%    1.81%    1.81%     0.46%     0.90%     2.45%     3.32%
Fidelity VIP High Income Portfolio              09/19/85     1.03%    1.78%    1.78%    11.72%     4.56%     2.55%     6.67%
MFS Research Series                             07/26/95     2.14%    6.84%    6.84%    14.88%    -2.42%     6.12%     6.85%
T. Rowe Price Mid-Cap Growth Portfolio          12/31/96     4.01%   13.41%   13.41%    22.00%     6.79%       N/A    11.12%

(1) The Inception Date is the date of inception of the underlying Portfolios, which may be prior to the date the Separate Account commenced operations. The performance for a Division prior to the inception date of the Division is calculated on a hypothetical basis by applying the Policy charges at the rates currently charged to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.

(2) Effective 05/01/03, JPVF Emerging Growth Portfolio changed its name to JPVF Strategic Growth Portfolio.

(3) Following the acquisition by Goldman Sachs Group, Inc. of the Ayco Growth Company, L.P. on 07/01/03, effective 12/18/03, the Ayco Growth Fund merged with and into the Goldman Sachs Capital Growth Fund.

(4) The inception date of Class B shares, in which this Division invests, was 05/01/02. The performance shown for the period from 08/22/97 through 04/30/02 was based on the historical performance of the Portfolio's Class A shares, adjusted to reflect charges applicable to the Class B shares.

(5) The inception date of Class II shares, in which this Division invests, was 08/15/01. The performance shown for the period from 05/01/96 through 08/14/01 was based on the historical performance of the Portfolio's Class I shares, adjusted to reflect charges applicable to the Class II shares.

(6) S&P 500 is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the Policy.

(7) The inception date of Class 2 shares, in which the Divisions invest, was 05/01/97. The performance shown for the period from 02/08/84 though 04/30/97 is based on the historical performance of the Fund's Class 1 shares.

(8) The inception date of Class 2 shares, in which this Division invests, was 01/06/99. The performance shown for the period from 05/01/98 through 01/05/99 is based on the historical performance of the Fund's Class 1 shares.

(9) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 11/03/97 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares, and performance for periods prior to 11/03/97 is based on historical performance of the Portfolio's Initial Class shares.

(10) The inception date of Service Class 2 shares, in which the Division invests, was 01/12/00. The performance shown for the period from 12/28/98 through 01/11/00 is based on the historical performance of the Portfolio's Service Class 1 Shares.

OTHER INFORMATION

The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Divisions. Other publications may also be cited.

        Broker World                                     Financial World
        Across the Board                                 Advertising Age
        American Banker                                  Barron's
        Best's Review                                    Business Insurance
        Business Month                                   Business Week

        Changing Times                                   Consumer Reports
        Economist                                        Financial Planning
        Forbes                                           Fortune
        Inc.                                             Institutional Investor
        Insurance Forum                                  Insurance Sales
        Insurance Week                                   Journal of Accountancy
        Journal of the American Society of CLU & ChFC    Journal of Commerce
        Life Insurance Selling                           Life Association News
        MarketFacts                                      Manager's Magazine
        National Underwriter                             Money
        Morningstar, Inc.                                Nation's Business
        New Choices (formerly 50 Plus)                   New York Times
        Pension World                                    Pensions & Investments
        Rough Notes                                      Round the Table
        U.S. Banker                                      VARDs
        Wall Street Journal                              Working Woman


                             REGISTRATION STATEMENT

A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS


The financial statements of JPF Separate Account A of Jefferson Pilot Financial Insurance Company at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.



The consolidated financial statements of Jefferson Pilot Financial Insurance Company and Subsidiary as of December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus and this Statement of Additional Information, including the Hypothetical Policy illustrations included herein, have been approved by Peter V. Susi, FSA, MAAA, of Jefferson Pilot Financial Insurance Company, and are included in reliance upon his opinion as to their reasonableness.

FINANCIAL STATEMENTS

The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


AUDITED CONSOLIDATED FINANCIAL STATEMENTS



Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2005 and 2004 and for each of the three years in the period ended
December 31, 2005.

JPF Separate Account A of Jefferson Pilot Financial Insurance Company at December 31, 2005 and for each of the periods in the two years then ended.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND 2004 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2005

CONTENTS

Report of Independent Registered Public Accounting Firm     F-1
Consolidated Balance Sheets                                 F-2
Consolidated Statements of Income                           F-4
Consolidated Statements of Stockholder's Equity             F-5
Consolidated Statements of Cash Flows                       F-6
Notes to Consolidated Financial Statements                  F-7

                             JPF SEPARATE ACCOUNT C

                          AUDITED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2005 AND FOR EACH OF THE TWO YEARS IN THE PERIOD ENDED DECEMBER 31, 2005

CONTENTS

Report of Independent Registered Public Accounting Firm   F-31
Statement of Assets and Liabilities                       F-32
Statement of Operations                                   F-40
Statements of Changes in Net Assets                       F-48
Notes to Financial Statements                             F-60

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiary

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and Subsidiary as of December 31, 2005 and 2004, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and Subsidiary at December 31, 2005 and 2004, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2005 in conformity with U.S. generally accepted accounting principles.


                                                      /s/ Ernst & Young LLP

Greensboro, North Carolina
March 10, 2006

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                      (IN THOUSANDS, EXCEPT SHARE AMOUNTS)

                                                                             DECEMBER 31,
                                                                    -------------------------------
                                                                         2005             2004
                                                                    --------------   --------------
ASSETS
Investments:
  Debt securities available-for-sale, at fair value
   (amortized cost $8,847,627 and $8,827,108)                       $    9,046,904   $    9,276,382
  Debt securities held-to-maturity, at amortized cost
   (fair value $724,370 and $901,524)                                      688,480          845,155
  Equity securities available-for-sale, at fair value
   (cost $6,859 and $7,085)                                                 10,323           11,103
  Mortgage loans on real estate                                          1,526,925        1,427,202
  Policy loans                                                             574,808          582,112
  Real estate                                                               32,302           33,846
  Other investments                                                          9,130           15,920
                                                                    --------------   --------------
Total investments                                                       11,888,872       12,191,720

Cash and cash equivalents                                                   18,551           42,198
Accrued investment income                                                  150,409          154,657
Due from reinsurers                                                      1,164,864        1,201,502
Deferred policy acquisition costs                                          674,858          586,157
Value of business acquired                                                 476,277          472,076
Goodwill                                                                   269,952          269,952
Property and equipment, net                                                 33,409           31,436
Other assets                                                               128,383          149,840
Assets held in separate accounts                                         1,975,863        1,853,910
                                                                    --------------   --------------
Total assets                                                        $   16,781,438   $   16,953,448
                                                                    ==============   ==============

                 See Notes to Consolidated Financial Statements.

                                                                             DECEMBER 31,
                                                                    -------------------------------
                                                                         2005             2004
                                                                    --------------   --------------
LIABILITIES
Policy liabilities:
  Future policy benefits                                            $    1,909,441   $    1,822,837
  Policyholder contract deposits                                         9,229,051        9,536,792
  Policy and contract claims                                               176,282          194,330
  Other                                                                    485,989          509,121
                                                                    --------------   --------------
Total policy liabilities                                                11,800,763       12,063,080

Deferred income tax liabilities                                            213,007          219,145
Currently payable (recoverable) income taxes                                (7,874)           8,462
Payable to affiliates                                                       51,220           51,220
Securities sold under repurchase agreements                                150,792          150,547
Accrued expenses and other liabilities                                      83,646           88,458
Liabilities related to separate accounts                                 1,975,863        1,853,910
                                                                    --------------   --------------
Total liabilities                                                       14,267,417       14,434,822

Commitments and contingent liabilities

STOCKHOLDER'S EQUITY
Common stock, par value $5 per share, 600,000 shares
 authorized, issued and outstanding                                          3,000            3,000
Paid in capital                                                          1,769,440        1,769,440
Retained earnings                                                          665,299          586,837
Accumulated other comprehensive income                                      76,282          159,349
                                                                    --------------   --------------
  Total stockholder's equity                                             2,514,021        2,518,626
                                                                    --------------   --------------
  Total liabilities and stockholder's equity                        $   16,781,438   $   16,953,448
                                                                    ==============   ==============

                 See Notes to Consolidated Financial Statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                        CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                                    YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------
                                                             2005             2004             2003
                                                        --------------   --------------   --------------
REVENUE
Premiums and other considerations                       $    1,260,259   $    1,198,086   $      858,085
Universal life and investment product charges                  428,417          422,021          414,856
Net investment income                                          728,487          742,382          769,120
Realized investment gains (losses)                              (6,266)         (37,337)           1,374
                                                        --------------   --------------   --------------
Total revenues                                               2,410,897        2,325,152        2,043,435

BENEFITS AND EXPENSES
Insurance and annuity benefits                               1,506,418        1,506,099        1,256,897
Insurance commissions, net of deferrals                        142,871          135,215           11,412
General and administrative expenses, net of deferrals          110,491          107,069           81,710
Insurance taxes, licenses and fees                              49,271           42,365           40,196
Amortization of policy acquisition costs and
  value of business acquired                                   155,632          157,406          215,812
Interest expense                                                 4,880            5,273            5,091
                                                        --------------   --------------   --------------
Total benefits and expenses                                  1,969,563        1,953,427        1,611,118
                                                        --------------   --------------   --------------
Income before income taxes and cumulative effect of
  change in accounting principle                               441,334          371,725          432,317

Income taxes:
  Current                                                      113,282           27,701           94,139
  Deferred                                                      38,590           96,059           53,168
                                                        --------------   --------------   --------------
Income taxes                                                   151,872          123,760          147,307
                                                        --------------   --------------   --------------
Income before cumulative effect of change in
 accounting principle                                          289,462          247,965          285,010
Cumulative effect of change in accounting for
 long-duration contracts, net of taxes                              --           (7,233)              --
                                                        --------------   --------------   --------------
Net income                                              $      289,462   $      240,732   $      285,010
                                                        ==============   ==============   ==============

                 See Notes to Consolidated Financial Statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                 CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                                                         TOTAL
                                              COMMON          PAID IN          RETAINED        ACCUMULATED OTHER     STOCKHOLDER'S
                                              STOCK           CAPITAL          EARNINGS      COMPREHENSIVE INCOME        EQUITY
                                          --------------   --------------   --------------   --------------------   --------------
BALANCE, JANUARY 1, 2003                  $        3,000   $    1,714,440   $      373,095   $            161,115   $    2,251,650
Net income                                            --               --          285,010                     --          285,010
Change in fair value of derivative
 financial instruments, net of taxes                  --               --               --                 (2,046)          (2,046)
Unrealized loss on available-for-sale
  securities, net of taxes                            --               --               --                   (648)            (648)
                                                                                                                    --------------
  Comprehensive income                                                                                                     282,316
Dividends paid                                        --               --         (120,000)                    --         (120,000)
                                          ----------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2003                         3,000        1,714,440          538,105                158,421        2,413,966
                                          ========================================================================================
Net income                                            --               --          240,732                     --          240,732
Change in fair value of derivative
 financial instruments, net of taxes                  --               --               --                 (1,823)          (1,823)
Unrealized gain on available-for-sale
  securities, net of taxes                            --               --               --                  2,751            2,751
                                                                                                                    --------------
  Comprehensive income                                                                                                     241,660
Capital contribution from parent                      --           55,000               --                     --           55,000
Dividends paid                                        --               --         (192,000)                    --         (192,000)
                                          ----------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2004                         3,000        1,769,440          586,837                159,349        2,518,626
                                          ========================================================================================
Net income                                            --               --          289,462                     --          289,462
Change in fair value of derivative
 financial instruments, net of taxes                  --               --               --                 (2,589)          (2,589)
Unrealized loss on available-for-sale
  securities, net of taxes                            --               --               --                (80,478)         (80,478)
                                                                                                                    --------------
  Comprehensive income                                                                                                     206,395
Dividends paid                                        --               --         (211,000)                    --         (211,000)
                                          ----------------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2005                $        3,000   $    1,769,440   $      665,299   $             76,282   $    2,514,021
                                          ========================================================================================

                 See Notes to Consolidated Financial Statements.

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                 YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------
                                                          2005             2004             2003
                                                     --------------   --------------   --------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                           $      289,462   $      240,732   $      285,010
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Change in policy liabilities other than deposits           43,926          156,380           94,691
  Deductions from policyholder accounts, net                (62,241)         (46,100)         (52,871)
  Deferral of policy acquisition costs and sales
   inducements, net of amortization                         (15,205)         (28,235)         (30,649)
  Change in receivables and asset accruals                   (4,116)          (3,407)          (5,671)
  Change in payables and expense accruals                    17,523          105,520           51,617
  Realized investment losses (gains)                          6,266           37,337           (1,374)
  Depreciation and amortization (accretion)                   7,333            1,165          (26,306)
  Amortization (accretion) of value of business
   acquired, net                                             51,697           (2,847)          52,210
  Group coinsurance assumed                                      --          328,875               --
  Other                                                      25,157          (12,213)         (22,537)
                                                     --------------   --------------   --------------
Net cash provided by operating activities                   359,802          777,207          344,120
                                                     --------------   --------------   --------------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
  Sales                                                     890,460          930,264          342,376
  Maturities, calls and redemptions                         722,075          825,884        1,862,655
  Purchases                                              (1,647,073)      (2,384,201)      (2,341,731)
Securities held-to-maturity:
  Sales                                                         536           19,397            5,098
  Maturities, calls and redemptions                         151,711          145,013          275,814
  Purchases                                                     (73)          (7,193)        (112,005)
Repayments of mortgage loans                                209,972          164,990           72,137
Mortgage loans originated                                  (306,557)        (228,043)        (165,750)
Decrease in policy loans, net                                10,575            1,851            1,576
Other investing activities, net                              (2,452)          16,891         (130,924)
                                                     --------------   --------------   --------------
Net cash provided by (used in) investing
 activities                                                  29,174         (515,147)        (190,754)
                                                     --------------   --------------   --------------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                              718,947          758,817          783,964
Withdrawals of policyholder contract deposits              (920,815)        (858,674)        (865,355)
Net proceeds (payments) from securities sold
 under repurchase agreements                                    245           (4,698)         (89,898)
Cash dividends paid                                        (211,000)        (192,000)        (120,000)
Capital contribution from parent                                 --           55,000               --
                                                     --------------   --------------   --------------
Net cash used in financing activities                      (412,623)        (241,555)        (291,289)
                                                     --------------   --------------   --------------
Net increase (decrease) in cash and cash
 equivalents                                                (23,647)          20,505         (137,923)
Cash and cash equivalents, beginning                         42,198           21,693          159,616
                                                     --------------   --------------   --------------
Cash and cash equivalents, ending                    $       18,551   $       42,198   $       21,693
                                                     ==============   ==============   ==============

SUPPLEMENTAL CASH FLOW INFORMATION
Federal income taxes paid                            $      129,616   $       25,679   $      110,053
                                                     ==============   ==============   ==============
Interest paid                                        $        4,427   $        2,310   $        3,079
                                                     ==============   ==============   ==============

                 See Notes to Consolidated Financial Statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

           JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARY
                                DECEMBER 31, 2005

1. NATURE OF OPERATIONS

Jefferson Pilot Financial Insurance Company (JPFIC or the Company) is wholly-owned by Jefferson-Pilot Corporation (JP Corp or the Parent). JPFIC and its subsidiary, Jefferson Pilot LifeAmerica Insurance Company (JPLA), (collectively referred to as the Company) are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the United States.

On October 10, 2005, Lincoln National Corporation ("LNC") and the Parent announced that they had entered into a definitive merger agreement. At closing, the Parent's shareholders will receive 1.0906 shares of LNC common stock or $55.96 in cash for each share of the Parent's stock, subject to proration. The aggregate amount of cash to be paid to the Parent's shareholders will equal $1.8 billion. This transaction, which is subject to the approval of the shareholders of both companies, regulatory approvals and customary closing conditions, is expected to close at the beginning of the second quarter of 2006.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The consolidated financial statements have been prepared in accordance with U.S. generally accepted accounting principles (GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting principles (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

Certain amounts in prior years have been reclassified to conform with the current year presentation.

PRINCIPLES OF CONSOLIDATION

The consolidated financial statements presented herein include the accounts of JPFIC and JPLA. All material intercompany accounts and transactions have been eliminated.

USE OF ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenue and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets, asset valuation allowances, deferred policy acquisition costs, goodwill, value of business acquired, policy liabilities, unearned revenue, and the potential effects of resolving litigated matters.

DEBT AND EQUITY SECURITIES

Debt and equity securities are classified as either securities held-to-maturity, which are stated at amortized cost and consist of securities the Company has the positive intent and ability to hold to maturity, or securities available-for-sale, which are stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs and value of business acquired. Fair value is based on quoted market prices from observable market data or estimated using an internal pricing matrix for privately placed securities when quoted market prices are not available. This matrix relies on management's judgment concerning: 1) the discount rate used in calculating expected future cash flows; 2) credit quality; 3) industry sector performance; and 4) expected maturity. Under certain circumstances, adjustments are made applying professional judgment based upon specific detailed information concerning the issuer.

Dividend and investment income are recognized when earned. Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Investment securities are regularly reviewed for impairment based on criteria that include the extent to which cost exceeds market value, the duration of the market decline, and the financial health of and specific prospects for the issuer. Unrealized losses that are considered to be other-than-temporary are recognized in realized gains and losses. See Note 3 for further discussion of the Company's policies regarding identification of other-than-temporary impairments. Realized gains and losses on dispositions of securities are determined by the specific identification method.

MORTGAGE AND POLICY LOANS

Mortgage loans on real estate are stated at unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated impairment allowance, a specific allowance for unrecoverable amounts is provided for when a mortgage loan becomes impaired. Changes in the allowances are reported as realized investment gains (losses) within the consolidated statements of income. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amounts due, including principal and interest, according to the contractual terms of the loan. Such an impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan-by-loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS

Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value less estimated costs to sell. Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 30 to 40 years. Accumulated depreciation was $31,590 and $29,835 at December 31, 2005 and 2004.

Cost of real estate is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. Impaired real estate is written down to estimated fair value with the impairment loss being included in realized gains and losses. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks.

DERIVATIVE FINANCIAL INSTRUMENTS

The Company uses derivatives to help manage exposure to certain equity and interest rate risks. Statement of Financial Accounting Standard No. 133 "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" (SFAS 133) requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value, which we classify within other investments on our consolidated balance sheets. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, we designate the hedging instrument, based upon the exposure being hedged, as a fair value hedge or cash flow hedge. The Company accounts for changes in fair values of derivatives that are not part of a hedge or do not qualify for hedge accounting through investment income during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss realized on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in investment income during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis.

CASH AND CASH EQUIVALENTS

The Company includes with cash and cash equivalents its holdings of highly liquid investments that mature within three months of the date of purchase.

REINSURANCE BALANCES AND TRANSACTIONS

Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

Costs related to obtaining new and renewal business, including commissions and incentive compensation, certain costs of underwriting and issuing policies, and certain agency office expenses, all of which vary with and are primarily related to the production of new and renewal business, are deferred.

Our traditional individual and group insurance products are long-duration contracts. Deferred policy acquisition costs related to these products are amortized over the expected premium paying periods using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For fixed universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts. Estimates of future gross profits are determined based upon assumptions for mortality, interest spreads, lapse rates, and policy fees earned.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business acquired in business combinations, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits for fixed universal life and annuity products.

Deferred policy acquisition costs and the value of business acquired for variable life and annuity products are amortized incorporating the assumptions listed above for fixed products, except for interest spreads, but also incorporating mean reversion techniques. In calculating the estimated gross profits for these products, the Company utilizes a long-term total net return on assets of 8.0% and a five-year reversion period. The reversion period is a period over which a short-term return assumption is utilized to maintain the model's overall long-term rate of return. The Company caps the reversion rate of return at 8.25% for one year and 10% for years two through five. Mean reversion techniques result in the application of reasonable yield assumptions to trend the long-term rate of return back to the assumed rate over a period of time following a historical deviation from the assumed long-term rate.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit-related realized gains and losses, credit-related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit-related losses, rather as a part of the investment income allocation process a charge, referred to as a default charge, is made against the investment income earned. The default charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over an economic cycle.

At least annually, the assumptions used to estimate future gross profits in calculating the amortization of deferred policy acquisition costs and value of business acquired are evaluated in relation to emerging experience. When actual experience varies from the assumptions, adjustments are made in the quarter in which the evaluation of the respective blocks of business is completed. The effects of changes in estimated future gross profits on unamortized deferred policy acquisition costs and value of business acquired, referred to as unlockings, are reflected in amortization expense within the consolidated statements of income.

Deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No significant impairments occurred during the three years ending December 31, 2005.

GOODWILL

Goodwill (purchase price in excess of net assets acquired in a business combination) carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. No impairments occurred during the three years ending December 31, 2005.

SEPARATE ACCOUNTS

Separate account assets and liabilities represent variable annuity and variable universal life funds segregated for the benefit of the related policyholders who bear the investment risk of their account balances. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses in the separate accounts are excluded from the amounts reported in the consolidated statements of income. Fees charged on separate account policyholder account balances are included in universal life and investment product charges in the consolidated statements of income. The amounts of minimum guarantees or other similar benefits related to these policies are negligible.

PROPERTY AND EQUIPMENT

Property and equipment is stated at cost and depreciated principally by the straight-line method over estimated useful lives of 30 to 50 years for buildings and approximately 10 years for other property and equipment and three to five years for computer hardware and software. Accumulated depreciation was $42,743 and $39,963 at December 31, 2005 and 2004. Property and equipment is adjusted for impairment whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable. In such cases, the cost basis of the property and equipment is reduced to fair value with the impairment loss being included in realized gains and losses.

DEFERRED SALES INDUCEMENT

The Company has policies in force containing two primary types of sales inducements: 1) day-one bonuses on fixed annuities, which are in the form of either an increased interest rate for a stated period or an additional premium credit; and 2) persistency-related interest crediting bonuses. These bonuses are accrued over the period in which the policy must remain in force for the policyholder to qualify for the inducement. Capitalized sales inducements are amortized using the same methodology and assumptions used to amortize deferred policy acquisition costs. The unamortized balance of our deferred sales inducement asset is reported in other assets within the consolidated balance sheets.

FUTURE POLICY BENEFITS AND OTHER POLICY LIABILITIES

Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

Liabilities related to no-lapse guarantees (secondary guarantees) on universal life-type products are included in other policy liabilities within the consolidated balance sheets. These liabilities are calculated by multiplying the benefit ratio (present value of total expected secondary guarantee benefits over the life of the contract divided by the present value of total expected assessments over the life of the contract) by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are unlocked to reflect the changes in a manner similar to deferred policy acquisition costs and value of business acquired. The accounting for secondary guarantee benefits impacts, and is impacted by, estimated future gross profits used to calculate amortization of deferred policy acquisition costs, value of business acquired, deferred sales inducements, and unearned revenue.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities other than portions carried in the separate account, discussed above. The liability is determined using the retrospective deposit method and is presented before deduction of potential surrender charges.

POLICY AND CONTRACT CLAIMS

The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which are based on historical experience adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims and the associated adjustment expenses incurred through the balance sheet date.

RECOGNITION OF REVENUE

Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date. Premiums on traditional accident and health, disability income and dental insurance are reported as earned over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these charges is recognized in the year assessed to the policyholder, except that any portion of an assessment that relates to services to be provided in future years is deferred as unearned revenue and is recognized as income over the period during which services are provided based upon estimates of future gross profits. The net of amounts deferred and amounts recognized is reflected in universal life and investment product charges in the consolidated statements of income. The effects of changes in estimates of future gross profits, referred to as unlockings, on unearned revenue are reflected in the consolidated statements of income within universal life and investment product charges in the period such revisions occur.

Dividend and investment income are recognized when earned.

RECOGNITION OF BENEFITS AND EXPENSES

Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and to spread income recognition over expected policy lives (see preceding discussion of policy liabilities). For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

INCOME TAXES

The Company is included in the Parent's consolidated life/nonlife federal income tax return along with other affiliated entities. The method of allocation between companies is subject to a written agreement. The tax liability of the group is apportioned among the members of the group in accordance with the portion of the consolidated taxable income attributable to each member of the group, if computed on a separate return. To the extent that the losses of any member of the group are utilized to offset taxable income of other member(s) of the group, the Parent shall take the appropriate corporate action to "purchase" such losses. To the extent that a member of the group generates any tax credits, such tax credits shall be allocated to the member generating such tax credits. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted and represent the best estimate of income taxes that will ultimately be sustained.

NEW ACCOUNTING PRONOUNCEMENTS

ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS

On February 16, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155, "ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS, AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140" (SFAS 155). SFAS 155 eliminates the exemption from applying SFAS 133, "ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES," to interests in securitized financial assets. In cases in which a derivative would otherwise have to be bifurcated, SFAS 155 allows the election of fair value measurement on an instrument-by-instrument basis at acquisition, at issuance, or when a previously recognized financial instrument is subject to a remeasurement event. SFAS 155 also clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives. This Statement is effective for all financial instruments acquired, issued, or subject to a remeasurement event after the beginning of the first fiscal year that begins after September 15, 2006. The Statement is not expected to have an immediate impact on our consolidated financial condition and results of operations.

TERMS OF LOAN PRODUCTS THAT MAY GIVE RISE TO A CONCENTRATION OF CREDIT RISK

On December 19, 2005, the FASB issued FASB Staff Position (FSP) SOP 94-6-1, "TERMS OF LOAN PRODUCTS THAT MAY GIVE RISE TO A CONCENTRATION OF CREDIT RISK" (FSP 94-6-1). FSP 94-6-1 was issued to emphasize the requirement to assess the adequacy of disclosures for all lending products and the effect of changes in market or economic conditions on the adequacy of those disclosures. It specifically addresses nontraditional loan products that give rise to a concentration of credit risk, such as interest-only loans. FSP 94-6-1 was effective as of December 19, 2005. The Company does not invest in significant amounts of nontraditional loan products and FSP 94-6-1 will not have an immediate impact on our disclosures.

ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position
(SOP) 05-1, "ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN LONG-DURATION CONTRACTS AND FOR REALIZED GAINS AND LOSSES FROM THE SALE OF INVESTMENTS." SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. The Company is currently evaluating the impact of the adoption of this pronouncement on the Company's financial condition and results of operations.

ACCOUNTING CHANGES AND ERROR CORRECTIONS

In June 2005, the FASB issued SFAS No. 154, "ACCOUNTING CHANGES AND ERROR CORRECTIONS, A REPLACEMENT OF APB OPINION NO. 20, ACCOUNTING CHANGES, AND FASB STATEMENT NO. 3, Reporting Accounting Changes in Interim Financial Statements" (SFAS 154). SFAS 154 requires retrospective application to prior periods' financial statements for all voluntary changes in accounting principle, unless impracticable. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 31, 2005. SFAS 154 will have no immediate impact on our consolidated financial statements, though it will impact our presentation of future voluntary accounting changes, should such changes occur.

ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT, AND MODERNIZATION ACT OF 2003

On May 19, 2004, the FASB issued FSP 106-2, "ACCOUNTING AND DISCLOSURE REQUIREMENTS RELATED TO THE MEDICARE PRESCRIPTION DRUG, IMPROVEMENT, AND MODERNIZATION ACT OF 2003" (FSP 106-2). FSP 106-2 was issued to address accounting for the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (Act) signed into law on December 8, 2003. This Act introduces a prescription drug benefit under Medicare beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments. JP Corp adopted FSP 106-2 effective July 1, 2004 under the prospective application approach. Accordingly, the Parent remeasured its plan assets and Accumulated Postretirement Benefit Obligation ("APBO") as of that date to account for the subsidy and other effects of the Act. See Note 9 for further discussion.

THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In March 2004, the FASB's Emerging Issues Task Force (EITF) reached a consensus on Issue 03-1, "THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" EITF 03-1. EITF 03-1 established impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities. It also required the accrual of income on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The application of EITF 03-1 was to be effective for reporting periods beginning after June 15, 2004. In September 2004, the FASB issued FSP EITF 03-1-1, "Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, 'THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS'", which indefinitely deferred the effective date of the impairment provisions of EITF 03-1 related to interest rates and sector spreads until such time as the FASB issues further implementation guidance.

In November 2005, the FASB issued FSP No. 115-1, "THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS" (FSP 115-1), which addresses the determination as to when an investment is considered impaired, whether that impairment is other than temporary, and the measurement of an impairment loss. This FSP also includes accounting considerations subsequent to the recognition of an other-than-temporary impairment and requires certain disclosures about unrealized losses that have not been recognized as other-than-temporary impairments. FSP 115-1 amends SFAS No. 115, "ACCOUNTING FOR CERTAIN INVESTMENTS IN DEBT AND EQUITY SECURITIES" and nullifies certain requirements of EITF 03-1. FSP 115-1 is effective for reporting periods beginning after December 15, 2005. We believe our existing policies for recognizing other-than-temporary impairments are consistent with the guidance in FSP 115-1; therefore, the adoption of FSP 115-1 is not expected to have a material impact on our financial condition or results of operations. See Note 3 for discussion of investment impairments and related disclosures.

ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

In July 2003, AcSEC issued Statement of Position 03-1 "ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS" (SOP 03-1). SOP 03-1 addresses: (i) separate account presentation; (ii) accounting for an insurance company's proportionate interest in separate accounts; (iii) transfers of assets from the general account to a separate account; (iv) valuation of certain insurance liabilities and policy features such as guaranteed minimum death benefits and annuitization benefits; and (v) accounting for sales inducements. SOP 03-1 was effective January 1, 2004 and was adopted through an adjustment for the cumulative effect of a change in accounting principle amounting to $7,233.

3. INVESTMENTS

SUMMARY COST AND FAIR VALUE INFORMATION

Aggregate cost or amortized cost, aggregate fair value and gross unrealized gains and losses of debt and equity securities were as follows:

                                                                                     DECEMBER 31, 2005
                                                             -----------------------------------------------------------------
                                                                 COST OR           GROSS           GROSS
                                                                AMORTIZED       UNREALIZED       UNREALIZED          FAIR
                                                                  COST             GAINS          (LOSSES)           VALUE
                                                             --------------   --------------   --------------   --------------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                                   $      101,616   $        3,989   $       (1,090)  $      104,515
Federal agency issued mortgage-backed securities
 (including collateralized mortgage obligations)                    561,469           15,806           (4,454)         572,821
Obligations of states and political subdivisions                     20,111            1,077             (256)          20,932
Corporate obligations                                             7,225,546          262,389          (85,895)       7,402,040
Corporate private-labeled mortgage-backed securities
 (including collateralized mortgage obligations)                    821,732           16,992           (9,589)         829,135
Affiliated bonds                                                    108,000               --           (1,152)         106,848
Redeemable preferred stocks                                           9,153            1,839             (379)          10,613
                                                             --------------   --------------   --------------   --------------
Subtotal, debt securities                                         8,847,627          302,092         (102,815)       9,046,904
Equity securities                                                     6,859            3,464               --           10,323
                                                             --------------   --------------   --------------   --------------
Securities available-for-sale                                $    8,854,486   $      305,556   $     (102,815)  $    9,057,227
                                                             ==============   ==============   ==============   ==============
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions             $        3,750   $          603   $       --       $        4,353
Corporate obligations                                               661,790           39,722           (4,059)         697,453
Affiliate bonds                                                      22,940              262             (638)          22,564
                                                             --------------   --------------   --------------   --------------
Debt securities held-to-maturity                             $      688,480   $       40,587   $       (4,697)  $      724,370
                                                             ==============   ==============   ==============   ==============

                                                                                     DECEMBER 31, 2004
                                                             -----------------------------------------------------------------
                                                                 COST OR           GROSS           GROSS
                                                                AMORTIZED       UNREALIZED       UNREALIZED          FAIR
                                                                  COST             GAINS          (LOSSES)           VALUE
                                                             --------------   --------------   --------------   --------------
AVAILABLE-FOR-SALE, CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
  U.S. government agencies                                   $      129,149   $        4,892   $         (235)  $      133,806
Federal agency issued mortgage-backed securities
 (including collateralized mortgage obligations)                    728,734           31,726           (1,959)         758,501
Obligations of states and political subdivisions                     25,061            1,550             (148)          26,463
Corporate obligations                                             7,339,374          412,461          (27,070)       7,724,765
Corporate private-labeled mortgage-backed securities
 (including collateralized mortgage obligations)                    489,596           25,461           (1,220)         513,837
Affiliated bonds                                                    108,000            2,634               --          110,634
Redeemable preferred stocks                                           7,194            1,553             (371)           8,376
                                                             --------------   --------------   --------------   --------------
Subtotal, debt securities                                         8,827,108          480,277          (31,003)       9,276,382
Equity securities                                                     7,085            4,018               --           11,103
                                                             --------------   --------------   --------------   --------------
Securities available-for-sale                                $    8,834,193   $      484,295   $      (31,003)  $    9,287,485
                                                             ==============   ==============   ==============   ==============
HELD-TO-MATURITY, CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions             $        4,002   $          692   $       --       $        4,694
Corporate obligations                                               812,016           58,336           (2,880)         867,472
Affiliate bonds                                                      29,137              676             (455)          29,358
                                                             --------------   --------------   --------------   --------------
Debt securities held-to-maturity                             $      845,155   $       59,704   $       (3,335)  $      901,524
                                                             ==============   ==============   ==============   ==============

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company. See further discussion in Note 12.

CONTRACTUAL MATURITIES

Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2005, according to maturity date, were as indicated below. Contractual maturity dates were utilized for all securities except for mortgage-backed securities, which are based upon estimated maturity dates. Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                                   AVAILABLE-FOR-SALE                  HELD-TO-MATURITY
                                                             -------------------------------   -------------------------------
                                                               AMORTIZED           FAIR          AMORTIZED           FAIR
                                                                  COST            VALUE             COST            VALUE
                                                             --------------   --------------   --------------   --------------
Due in one year or less                                      $      311,473   $      314,831   $       61,496   $       61,790
Due after one year through five years                             2,009,990        2,037,246          174,415          180,151
Due after five years through ten years                            3,089,145        3,111,875          147,059          155,436
Due after ten years                                               1,332,581        1,430,766           59,575           69,896
Amounts not due at a single maturity date                         2,095,285        2,141,573          245,935          257,097
                                                             --------------   --------------   --------------   --------------
                                                                  8,838,474        9,036,291          688,480          724,370
Redeemable preferred stocks                                           9,153           10,613               --               --
                                                             --------------   --------------   --------------   --------------
                                                             $    8,847,627   $    9,046,904   $      688,480   $      724,370
                                                             ==============   ==============   ==============   ==============

SECURITIES LENDING

In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $106,495 and $110,635 at December 31, 2005, and $2,742 and $2,865 at December 31, 2004.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES

Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, were as follows:

                                                                  NET UNREALIZED GAINS (LOSSES)
                                                           ------------------------------------------
                                                               DEBT          EQUITY
                                                            SECURITIES     SECURITIES       TOTAL
                                                           ------------   ------------   ------------
Net unrealized gains on securities
 available-for-sale as of December 31, 2002                $    154,012   $      1,084   $    155,096

Change during year ended December 31, 2003:

  Increase (decrease) in stated amount of securities             (3,208)         1,397         (1,811)
  Increase in value of business acquired and
   deferred policy acquisition costs                                813             --            813
  Decrease (increase) in deferred income tax liabilities            838           (488)           350
                                                           ------------   ------------   ------------
Increase (decrease) in net unrealized gains
 included in other comprehensive income                          (1,557)           909           (648)
                                                           ------------   ------------   ------------
Net unrealized gains on securities
 available-for-sale as of December 31, 2003                     152,455          1,993        154,448

Change during year ended December 31, 2004:

  Increase in stated amount of securities                           797            949          1,746
  Increase in value of business acquired and
   deferred policy acquisition costs                              2,487             --          2,487
  Increase in deferred income tax liabilities                    (1,150)          (332)        (1,482)
                                                           ------------   ------------   ------------
Increase in net unrealized gains included in
 other comprehensive income                                       2,134            617          2,751
                                                           ------------   ------------   ------------
Net unrealized gains on securities
 available-for-sale as of December 31, 2004                     154,589          2,610        157,199

Change during year ended December 31, 2005:

  (Decrease) in stated amount of securities                    (249,997)          (554)      (250,551)
  Increase in value of business acquired and
   deferred policy acquisition costs                            126,738             --        126,738
  (Decrease) in deferred income tax liabilities                  43,141            194         43,335
                                                           ------------   ------------   ------------
Decrease in net unrealized gains included in
 other comprehensive income                                     (80,118)          (360)       (80,478)
                                                           ------------   ------------   ------------
Net unrealized gains on securities
 available-for-sale as of December 31, 2005                $     74,471   $      2,250   $     76,721
                                                           ============   ============   ============

NET INVESTMENT INCOME

The details of net investment income follow:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Interest on debt securities                             $      598,307    $      606,715    $      641,604
Investment income on equity securities                             843               807               831
Interest on mortgage loans                                     102,480           101,865            98,712
Interest on policy loans                                        35,004            34,819            33,874
Other investment income                                         10,778            14,675            10,096
                                                        --------------    --------------    --------------
Gross investment income                                        747,412           758,881           785,117
Investment expenses                                            (18,925)          (16,499)          (15,997)
                                                        --------------    --------------    --------------
Net investment income                                   $      728,487    $      742,382    $      769,120
                                                        ==============    ==============    ==============

Investment expenses include salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES

The details of realized investment gains (losses), including other-than-temporary impairments, follow:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Common stocks                                           $           --    $           --    $           --
Debt securities                                                 (9,903)          (40,111)          (10,212)
                                                        --------------    --------------    --------------
Total securities                                                (9,903)          (40,111)          (10,212)
Real estate                                                         --                --                --
Other                                                            4,989              (374)              786
Amortization of deferred policy acquisition
 costs, value of business acquired and
 deferred sales inducements                                     (1,352)            3,148            10,800
                                                        --------------    --------------    --------------
Realized investment gains (losses)                      $       (6,266)   $      (37,337)   $        1,374
                                                        ==============    ==============    ==============

See Note 5 for discussion of amortization of deferred policy acquisition costs, value of business acquired and deferred sales inducements.

Information about total gross realized gains and losses on securities, including other-than-temporary impairments, follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Gross realized:
  Gains                                                 $       25,332    $       19,583    $       31,730
  Losses                                                       (35,235)          (59,694)          (41,942)
                                                        --------------    --------------    --------------
Realized losses on total securities                     $       (9,903)   $      (40,111)   $      (10,212)
                                                        ==============    ==============    ==============

Information about gross realized gains and losses on available-for-sale securities, including other-than-temporary impairments, follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Gross realized:
  Gains                                                 $       23,795    $       15,735    $       26,598
  Losses                                                       (35,073)          (59,186)          (36,514)
                                                        --------------    --------------    --------------
Realized losses on available-for-sale
 securities                                             $      (11,278)   $      (43,451)   $       (9,916)
                                                        ==============    ==============    ==============

INVESTMENT CONCENTRATION RISK AND IMPAIRMENT

Investments in debt and equity securities include 1,565 issuers. Debt securities include investments in JP Corp of $106,848 and $110,634 as of December 31, 2005 and 2004. Wachovia Corp represented more than 1% of debt and equity investments with balances of $105,753 and $111,947 on December 31, 2005 and 2004. Debt securities considered less than investment grade approximated 7% of the total debt securities portfolio as of December 31, 2005 and 2004.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2005 and 2004, the amounts held in debt securities available-for-sale pledged as collateral for these borrowings were $158,346 and $161,215.

As of December 31, 2005, the Company's commercial mortgage loan portfolio was comprised of conventional real estate mortgages collateralized primarily by industrial (30%), retail (30%), office (19%), apartment (11%), hotel (5%), and other (5%) properties. Our mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and loan-to-value relationships. Approximately 28% of stated mortgage loan balances as of December 31, 2005 are for properties located in South Atlantic states, approximately 20% are for properties located in Pacific states, approximately 12% are for properties located in the West South Central states, approximately 12% are for properties located in the East North Central states, and approximately 11% are for properties located in the West North Central states. No other geographic region represents as much as 10% of December 31, 2005 mortgage loans.

At December 31, 2005 and 2004, the recorded investment in mortgage loans that were considered to be potentially impaired was $2,238 and $5,360. There were no delinquent loans outstanding as of December 31, 2005 and 2004. The related allowance for credit losses on all mortgage loans was $5,922 and $8,400 at December 31, 2005 and 2004. The average recorded investment in potentially impaired loans was $3,799, $5,225 and $10,447 during the years ended December 31, 2005, 2004 and 2003, on which interest income of $177, $235 and $455 was recognized.

The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. The net amortized cost of securities sold were $536, $11,633 and $9,475 for 2005, 2004 and 2003. There were no realized gains or losses on the sales of these securities during 2005. For 2004 and 2003, the realized gains on the sales of these securities, some of which were previously impaired, were $421 and $1,798.

The Company monitors its portfolio closely to ensure that all other-than-temporary impairments are identified and recognized in earnings as they occur. At December 31, 2005, 741 of the Company's securities were in an unrealized loss position. The table below summarizes unrealized losses on all securities held by both asset class and length of time that a security has been in an unrealized loss position:

                                                                                DECEMBER 31, 2005
                                                ---------------------------------------------------------------------------------
                                                        LESS THAN                   12 MONTHS
                                                        12 MONTHS                   OR LONGER                     TOTAL
                                                -------------------------   -------------------------   -------------------------
                                                                GROSS                       GROSS                       GROSS
                                                   FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
                                                   VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
                                                -----------   -----------   -----------   -----------   -----------   -----------
U.S. Treasury obligations and direct
 obligations of U.S. Government agencies        $    24,905   $      (521)  $    18,617   $      (569)  $    43,522   $    (1,090)
Federal agency issued mortgage-backed
 securities (including collateralized
 mortgage obligations)                               85,513        (2,599)       44,886        (1,855)      130,399        (4,454)
Obligations of states and political
 subdivisions                                         8,700          (256)           --            --         8,700          (256)
Corporate obligations                             2,386,691       (53,987)      889,742       (35,967)    3,276,433       (89,954)
Corporate private-labeled mortgage-backed
 securities (including collateralized
 mortgage obligations)                              473,299        (7,111)       55,731        (2,478)      529,030        (9,589)
Redeemable preferred stock                              925          (126)        1,850          (253)        2,775          (379)
Affiliate bonds                                     106,848        (1,152)       14,718          (638)      121,566        (1,790)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total temporarily impaired securities           $ 3,086,881   $   (65,752)  $ 1,025,544   $   (41,760)  $ 4,112,425   $  (107,512)
                                                ===========   ===========   ===========   ===========   ===========   ===========

                                                                                DECEMBER 31, 2004
                                                ---------------------------------------------------------------------------------
                                                        LESS THAN                   12 MONTHS
                                                        12 MONTHS                   OR LONGER                     TOTAL
                                                -------------------------   -------------------------   -------------------------
                                                                GROSS                       GROSS                       GROSS
                                                   FAIR       UNREALIZED       FAIR       UNREALIZED       FAIR       UNREALIZED
                                                   VALUE        LOSSES         VALUE        LOSSES         VALUE        LOSSES
                                                -----------   -----------   -----------   -----------   -----------   -----------
U.S. Treasury obligations and direct
 obligations of U.S. Government agencies        $    69,895   $      (235)  $        --   $        --   $    69,895   $      (235)
Federal agency issued mortgage-backed
 securities (including collateralized
 mortgage obligations)                               90,251          (994)       36,753          (965)      127,004        (1,959)
Obligations of states and political
 subdivisions                                         9,414          (148)           --            --         9,414          (148)
Corporate obligations                             1,413,585       (16,663)      328,772       (13,287)    1,742,357       (29,950)
Corporate private-labeled mortgage-backed
 securities (including collateralized
 mortgage obligations)                              123,042        (1,217)        1,868            (3)      124,910        (1,220)
Redeemable preferred stock                               --            --         3,824          (371)        3,824          (371)
Affiliate bonds                                       8,351          (175)        9,443          (280)       17,794          (455)
                                                -----------   -----------   -----------   -----------   -----------   -----------
Total temporarily impaired securities           $ 1,714,538   $   (19,432)  $   380,660   $   (14,906)  $ 2,095,198   $   (34,338)
                                                ===========   ===========   ===========   ===========   ===========   ===========

One statistic to which we pay particular attention with respect to debt securities is the Fair Value to Amortized Cost ratio. Securities with a fair value to amortized cost ratio in the 90%-99% range are typically securities that have been impacted by increases in market interest rates or sector spreads. Securities in the 80%-89% range are typically securities that have been impacted by increased market yields, specific credit concerns or both. These securities are monitored to ensure that the impairment is not other-than-temporary. Securities with a fair value to amortized cost ratio less then 80% are considered to be "potentially distressed securities," and are subjected to rigorous review. The following factors are considered: the length of time a security's fair value has been below amortized cost, industry factors or conditions related to a geographic area that are negatively affecting the security, downgrades by rating agencies, the valuations of assets specifically pledged to support the credit, the overall financial condition of the issuer, past due interest or principal payments, and our intent and ability to hold the security for a sufficient time to allow for a recovery in value.

The table below summarizes the securities with unrealized losses in our debt portfolio as of December 31, 2005:

                                                               AMORTIZED          FAIR            UNREALIZED
                                                                  COST            VALUE             LOSSES           PERCENTAGE
                                                             --------------   --------------    --------------     --------------
90% - 99%                                                    $    4,161,688   $    4,064,959    $      (96,729)              90.0%
80% - 89%                                                            46,953           41,038            (5,915)               5.5
Below 80%                                                            11,296            6,428            (4,868)               4.5
                                                             --------------   --------------    --------------     --------------
                                                             $    4,219,937   $    4,112,425    $     (107,512)             100.0%
                                                             ==============   ==============    ==============     ==============

As of December 31, 2005, the Company held two securities that were "potentially distressed." They have been "potentially distressed" for less than twelve months and, based on our review of the factors delineated above, are not considered to be other-than-temporarily impaired.

4. DERIVATIVE FINANCIAL INSTRUMENTS

The fair values of the Company's derivative instruments were $(1,083) and $8,013 at December 31, 2005 and 2004 and are included in other investments in the consolidated balance sheets. At December 31, 2005 and 2004, the Company had no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY

The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the years ended December 31, 2005, 2004 and 2003, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2005 and 2004, the maximum term of interest rate swaps that hedged floating rate investments was eight years and nine years.

The Company also uses interest rate swaps to hedge anticipated purchases of assets that support the annuity line of business. As assets are purchased, the interest rate swap is unwound resulting in a realized gain (loss) which effectively offsets the change in the cost of the assets purchased to back annuities issued. The gain (loss) is amortized into income over time, resulting in an overall yield that is consistent with the Company's pricing assumptions.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked-to-market through realized gains. For the years ended December 31, 2005, 2004 and 2003, the Company's realized investment gains from these swaps were $421, $514 and $492.

For the years ended December 31, 2005, 2004 and 2003, the Company recognized other comprehensive income related to cash flow hedges, net of taxes, of $(2,589), $(1,823) and $(2,046). During 2005, 2004 and 2003, the Company did not
reclassify any gains (losses) into earnings as a result of the discontinuance of its cash flow hedges. Further, the Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES

The Company markets equity-indexed annuities. These contracts permit the holder to elect an interest rate return or an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. Policyholders may elect to rebalance index options at renewal dates, either annually or biannually. At each renewal date, we have the opportunity to re-price the equity-indexed component by establishing participation rates, subject to minimum guarantees. We purchase options that are highly correlated to the portfolio allocation decisions of our policyholders, such that we are economically hedged with respect to equity returns for the current reset period. The mark-to-market of the options held impacts net investment income and interest credited in equal and offsetting amounts. SFAS 133 requires that we calculate fair values of index options we will purchase in the future to hedge policyholder index allocations in future reset periods. These fair values represent an estimate of the cost of the options we will purchase in the future, discounted back to the date of the balance sheet, using current market indicators of volatility and interest rates. Changes in fair values of these liabilities are reported in interest credited. Interest credited was decreased by $522, $2,364 and $189 in 2005, 2004 and 2003 for the changes in fair value of these liabilities.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked-to-market through realized investment gains, but were insignificant for the years ended December 31, 2005, 2004 and 2003.

Counterparties to derivative instruments expose the Company to credit risk in the event of non-performance. The Company limits this exposure by diversifying among counterparties with high credit ratings. The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation.

5. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENT ASSET

DEFERRED POLICY ACQUISITION COSTS

The following table rolls forward our deferred policy acquisition costs asset for the twelve months ended December 31, 2005, 2004 and 2003:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Beginning balance                                       $      586,157    $      564,152    $      529,791
Cumulative effect of change in accounting principle                 --            (2,504)               --
Group coinsurance assumed                                           --            37,447                --
                                                        --------------    --------------    --------------
                                                               586,157           599,095           529,791
                                                        --------------    --------------    --------------
Deferrals:
  Commissions                                                   59,551            62,102           137,954
  Other                                                         62,449            55,979            47,346
                                                        --------------    --------------    --------------
    Total deferrals                                            122,000           118,081           185,300
                                                        --------------    --------------    --------------

Adjustments:
  Amortization                                                (102,791)         (125,614)         (154,651)
  Adjustment related to realized losses (gains)
    on debt securities available-for-sale                         (113)              804             3,255
  Adjustment related to unrealized losses (gains)
    on debt securities available-for-sale                       69,605            (6,209)              457
                                                        --------------    --------------    --------------
    Total adjustments                                          (33,299)         (131,019)         (150,939)
                                                        --------------    --------------    --------------
Ending balance                                          $      674,858    $      586,157    $      564,152
                                                        ==============    ==============    ==============

See Note 10 for discussion of group coinsurance transaction.

VALUE OF BUSINESS ACQUIRED

The following table rolls forward our value of business acquired asset for the twelve months ended December 31, 2005, 2004 and 2003:

                                                                     YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------
                                                             2005              2004              2003
                                                        --------------    --------------    --------------
Beginning balance                                       $      472,076    $      458,189    $      502,498
Cumulative effect of change in accounting principle                 --            30,223                --
                                                        --------------    --------------    --------------
                                                               472,076           488,412           502,498
                                                        --------------    --------------    --------------
Deferral of commissions and accretion of interest                1,144             4,416             8,951
                                                        --------------    --------------    --------------
Adjustments:
  Amortization                                                 (52,841)          (31,792)          (61,161)
  Adjustment related to realized losses (gains)
    on debt securities available-for-sale                       (1,235)            2,344             7,545
  Adjustment related to unrealized losses on
    debt securities available-for-sale                          57,133             8,696               356
                                                        --------------    --------------    --------------
    Total adjustments                                            3,057           (20,752)          (53,260)
                                                        --------------    --------------    --------------
Ending balance                                          $      476,277    $      472,076    $      458,189
                                                        ==============    ==============    ==============

Expected approximate amortization percentages relating to the value of business acquired for the next five years are as follows:

             YEAR              AMORTIZATION PERCENTAGE
            -----              -----------------------
             2006                     9.3%
             2007                     8.1%
             2008                     7.3%
             2009                     6.6%
             2010                     6.1%

In 2003, the Company unlocked its deferred policy acquisition cost and value of business acquired models with respect to the default charge assumption, resulting in a favorable adjustment to realized gains and losses.

DEFERRED SALES INDUCEMENT ASSET

The deferred sales inducement asset is included within other assets in the consolidated balance sheets. Prior to 2004, deferred sales inducements were included, in part, as a component of deferred policy acquisition costs. The following table rolls forward our deferred sales inducement asset for the twelve months ended December 31, 2005 and 2004:

                                                                 YEAR ENDED DECEMBER 31,
                                                              ----------------------------
                                                                 2005             2004
                                                              ------------    ------------
Beginning balance                                             $     38,272     $        --
Cumulative effect of change in accounting principle                     --          41,223
                                                              ------------    ------------
                                                                    38,272          41,223
Deferral of bonus interest                                             912             468
Adjustments:
  Amortization                                                      (4,916)         (3,419)
  Adjustment related to realized (gains) on debt securities
   available-for-sale                                                   (4)             --
                                                              ------------    ------------
    Total adjustments                                               (4,920)         (3,419)
                                                              ------------    ------------
Ending balance                                                $     34,264    $     38,272
                                                              ============    ============

6. POLICY LIABILITIES INFORMATION

INTEREST RATE ASSUMPTIONS

The liability for future policy benefits associated with ordinary life insurance policies was determined using initial interest rate assumptions ranging from 7.00% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 3.0% to 9.0% in 2005 and 4.0% to 9.0% in 2004 and 2003. The average credited interest rates for universal life-type products were 4.7%, 4.7%, and 4.9% in 2005, 2004, and 2003. For annuity products, credited interest rates generally ranged from 3.0% to 6.4% in 2005 and 3.0% to 7.4% in 2004 and 2003. The average credited interest rates for annuity products were 4.0% for 2005, 4.3% for 2004, and 4.5% for 2003.

MORTALITY AND WITHDRAWAL ASSUMPTIONS

Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY

Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses was as follows:

                                                             2005             2004              2003
                                                        --------------   --------------    --------------
Balance as of January 1                                 $      846,643   $      507,238    $      428,529
Less reinsurance recoverables                                   84,346           94,381            94,590
                                                        --------------   --------------    --------------
Net balance as of January 1                                    762,297          412,857           333,939
                                                        --------------   --------------    --------------
Reinsurance transaction (See Note 10)                               --          253,348                --
Amount incurred:
  Current year                                                 580,771          582,066           398,812
  Prior years                                                   10,072          (22,452)              (68)
                                                        --------------   --------------    --------------
                                                               590,843          559,614           398,744
                                                        --------------   --------------    --------------
Less amount paid:
  Current year                                                 295,157          292,495           222,684
  Prior years                                                  225,634          171,027            97,142
                                                        --------------   --------------    --------------
                                                               520,791          463,522           319,826
                                                        --------------   --------------    --------------
Net balance as of December 31                                  832,349          762,297           412,857
Plus reinsurance recoverables                                   96,958           84,346            94,381
                                                        --------------   --------------    --------------
Balance as of December 31                               $      929,307   $      846,643    $      507,238
                                                        ==============   ==============    ==============
Balance as of December 31 included with:
  Total future policy benefits                          $    1,909,441   $    1,822,837    $    1,378,138
  Less: Other future policy benefits                         1,024,166        1,030,211           908,022
                                                        --------------   --------------    --------------
A&H future policy benefits                                     885,275          792,626           470,116
                                                        --------------   --------------    --------------
  Total policy and contract claims                             176,282          194,330           131,551
  Less: Other policy and contract claims                       132,250          140,313            94,429
                                                        --------------   --------------    --------------
A&H policy and contract claims                                  44,032           54,017            37,122
                                                        --------------   --------------    --------------
  Total A&H reserves                                    $      929,307   $      846,643    $      507,238
                                                        ==============   ==============    ==============

The Company uses estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for the inherent variability in claim patterns and severity. In 2005, the amount incurred for accident and health and disability benefits related to prior years was negatively impacted by claims termination experience in our long-term disability business. In 2004, the amount incurred for accident and health and disability benefits related to prior years was favorably impacted by claims termination experience in our long-term disability business. Actual claims experience emerged favorably in 2003.

SOP 03-1 POLICY LIABILITIES

At December 31, 2005 and 2004 the amount of SOP 03-1 policy liabilities included in other policy liabilities on the consolidated balance sheets were $1,397 and $1,800.

7. STATUTORY FINANCIAL INFORMATION

The Company prepares financial statements on the basis of SAP prescribed or permitted by the Nebraska Department of Insurance and the New Jersey Department of Banking and Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The Company does not utilize any permitted practices in the preparation of the statutory financial statements.

The principal differences between SAP and GAAP are (1) policy acquisition costs are expensed as incurred under SAP, but are deferred and amortized under GAAP,
(2) the value of business acquired is not capitalized under SAP, but is under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, (6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, and (7) certain assets are not admitted for purposes of determining surplus under SAP.

Reported capital and surplus on a statutory basis at December 31, 2005 and 2004 was $1,220,460 and $1,145,201. Reported statutory net income for the years ended December 31, 2005, 2004 and 2003 was $290,812, $200,856, and $298,363.

Prior to its acquisition, Guarantee Life Insurance Company (GLIC, which was subsequently merged into JPFIC) converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets allocated to the participating policies, including revenue there from, will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $321,193 and $332,819 at December 31, 2005 and $323,415 and $342,250 at December 31, 2004. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. The NAIC and the Life and Health Actuarial Task Force recently approved statutory reserving practices under Actuarial Guideline 38 (referred to as "AXXX" or the "Guideline") that will require us, and other companies, to record higher AXXX reserves on new sales during a 21-month period beginning July 1, 2005, followed by a long-term change to reserving methods for these products. As of December 31, 2005, the life insurance subsidiaries' adjusted capital and surplus exceeded their authorized control level RBC.

Some states require life insurers to maintain a certain value of securities on deposit with the state in order to conduct business in that state. The Company had securities totaling $17,960 on deposit with various states in 2005 and $18,501 in 2004, which are reported in debt securities within the Company's consolidated balance sheets.

The General Statutes of Nebraska require JPFIC to maintain minimum capital of $1,000 and minimum surplus of $1,500 over and above capital. Additionally, the General Statutes of Nebraska limit the amount of dividends that JPFIC may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. Depending on the timing of the payment, JPFIC could pay $299,772 in dividends in 2006 without prior approval of the Nebraska Commissioner of Insurance.

The New Jersey Statutes require JPLA to maintain minimum capital of $1,530 and minimum unassigned surplus of $6,120. Additionally, the New Jersey Statutes limit the amount of dividends that JPLA may pay annually without first obtaining regulatory approval. Payments of dividends to the stockholder generally are restricted to the greater of 10% of policyholders' surplus of the previous year or the previous year's net income. Depending on the timing of payments, approximately $10,059 in dividends can be paid by JPLA in 2006 without prior approval of the New Jersey Commissioner of Banking and Insurance.

8. FEDERAL INCOME TAXES

A reconciliation of the federal income tax rate to the Company's effective income tax rate follows:

                                                                       YEAR ENDED DECEMBER 31,
                                                        ------------------------------------------------
                                                             2005             2004             2003
                                                        --------------   --------------   --------------
Federal income tax rate                                           35.0%            35.0%            35.0%
Reconciling items:
  Tax exempt interest and dividends received deduction            (0.6)            (1.3)            (1.1)
  Affordable housing credits                                      (0.1)            (0.3)              --
  Other, net                                                       0.1             (0.1)             0.2
                                                        --------------   --------------   --------------
Effective income tax rate                                         34.4%            33.3%            34.1%
                                                        --------------   --------------   --------------

The tax effects of temporary differences that result in significant deferred tax assets and liabilities are as follows:

                                                                                  DECEMBER 31,
                                                                         -------------------------------
                                                                              2005            2004
                                                                         --------------   --------------
Deferred tax assets:
  Differences in policy liabilities                                      $      130,860   $      173,017
  Deferred compensation                                                          21,862           21,862
  Differences in investment bases                                                 6,071               --
  Other deferred tax assets                                                       7,323            7,936
                                                                         --------------   --------------
Gross deferred tax assets                                                       166,116          202,815

Deferred tax liabilities:
  Deferral of policy acquisition costs and value of business
   acquired                                                                    (317,496)        (258,358)
  Differences in investment bases                                                    --          (62,369)
  Net unrealized gains on securities and other                                  (41,075)         (85,803)
  Depreciation differences                                                      (10,971)         (10,694)
  Other deferred tax liabilities                                                 (9,581)          (4,736)
                                                                         --------------   --------------
Gross deferred tax liabilities                                                 (379,123)        (421,960)
                                                                         --------------   --------------
Net deferred income tax liabilities                                      $     (213,007)  $     (219,145)
                                                                         ==============   ==============

Federal income tax returns for 2000 through 2003 are currently under examination. In the opinion of management, recorded income tax liabilities adequately provide for our expected liability on all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus." The Company set aside approximately $11,100 of untaxed "Policyholders' Surplus." The prior federal income tax law states that no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax, which would have approximated $3,900. The American Jobs Creation Act of 2004 allows for the Policyholders' Surplus to be distributed during a specific time period without being subjected to tax. The distributions must be made no later than December 31, 2006. The Company distributed the entire balance in the Policyholder Surplus account during 2005. No potential liability exists at December 31, 2005.

At December 31, 2005 and 2004, the Company had accrued approximately $10,350 and $10,111 for liabilities, primarily related to pending settlements on the definition of life insurance and other life insurance product tax issues.

9. RETIREMENT BENEFIT PLANS

PENSIONS

The Company's employees participate in JP Corp's tax-qualified and nonqualified defined benefit pension plans, which provide benefits based on years of service and final average earnings. The plans are funded through group annuity contracts with Jefferson-Pilot Life Insurance Company. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JP Corp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS

The Company sponsors contributory health care and life insurance benefit plans for eligible retired employees, qualifying retired agents and certain surviving spouses. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act (the Act) was signed into law. The Act includes a federal subsidy to sponsors of retiree health plans that provide a prescription drug benefit that is at least actuarially equivalent to the benefit to be provided under Medicare Part D. JP Corp evaluated the provisions of the Act and believes that the benefits provided by the plan are actuarially equivalent thereto.

In accordance with FSP 106-2, the Company remeasured its plan assets and Accumulated Postretirement Benefit Obligation ("APBO") as of July 1, 2004 to account for the subsidy and other effects of the Act, which resulted in an immaterial reduction in postretirement benefit cost. The reduction in the APBO for the subsidy related to past service was insignificant.

DEFINED CONTRIBUTION PLANS

The Company participates in the JP Corp defined contribution retirement plan covering most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JP Corp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE

The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of individual life insurance risks in excess of its retention, which ranges from $400 to $2,100 for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten.

The Company reinsures certain insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate the Company for administrative services related to the reinsured business. The amount due from reinsurers in the consolidated balance sheets includes $783,708 and $828,075 due from the Household affiliates at December 31, 2005 and 2004.

Assets related to the Household reinsured business have been placed in irrevocable trusts formed to hold the assets for the benefit of the Company and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. The Company has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event.

As of December 31, 2005 and 2004, the Company also had a reinsurance recoverable of $70,377 and $72,835 from a single reinsurer, pursuant to a 50% coinsurance agreement. The Company and the reinsurer are joint and equal owners in $193,047 and $192,779 of securities and short-term investments as of December 31, 2005 and 2004, 50% of which is included in investments in the consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2005.

The Company generally assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis. In March 2004, the Company acquired (via a reinsurance transaction) substantially all of the in-force U.S. group life, disability and dental business of The Canada Life Assurance Company (Canada Life), an indirect subsidiary of Great-West Lifeco Inc. Upon closing, Canada Life ceded, and the Company assumed, approximately $400 million of policy liabilities. The Company also received assets, primarily comprised of cash, in support of those liabilities. The deferred policy acquisition costs recorded in the transaction are being amortized over 15 years, representing the expected premium-paying period of the blocks of policies acquired. An intangible asset of $25 million, attributable to the value of the distribution system acquired in the transaction, was recorded in other assets within the consolidated balance sheets and is being amortized over 30 years, representing the period over which the Company expects to earn premiums from new sales stemming from the added distribution capacity. The revenues and benefits and expenses associated with these blocks are presented in the Company's consolidated statements of income in a manner consistent with the Company's accounting policies. Most of the business assumed has subsequently been rewritten to our own policy forms such that the Company is now the direct writer of this business.

The effects of reinsurance on premiums and other considerations, universal life and investment product charges and total benefits were as follows:

                                                                     YEAR ENDED DECEMBER 31,
                                                        -------------------------------------------------
                                                             2005              2004             2003
                                                        --------------    --------------   --------------
Premiums and other considerations direct                $    1,303,612    $    1,089,822   $      911,948
Premiums and other considerations assumed                       13,231           163,538            1,830
Less premiums and other considerations ceded                    56,584            55,274           55,693
                                                        --------------    --------------   --------------
Net premiums and other considerations                   $    1,260,259    $    1,198,086   $      858,085
                                                        ==============    ==============   ==============

Universal life and investment product
 charges direct                                         $      483,710    $      474,563   $      469,971
Universal life and investment product
 charges assumed                                                   259               209              346
Less universal life and investment
  product charges ceded                                         55,552            52,751           55,461
                                                        --------------    --------------   --------------
Net universal life and investment product
 charges                                                $      428,417    $      422,021   $      414,856
                                                        ==============    ==============   ==============

Benefits direct                                         $    1,875,527    $    1,506,077   $    1,415,339
Benefits assumed                                              (224,520)          148,644            5,687
Less reinsurance recoveries                                    144,589           148,622          164,129
                                                        --------------    --------------   --------------
Net benefits                                            $    1,506,418    $    1,506,099   $    1,256,897
                                                        ==============    ==============   ==============

The negative benefits assumed amount in 2005 was a result of lapsation within the Canada Life block.

11. OTHER COMPREHENSIVE INCOME

The components of other comprehensive income, along with related tax effects, are as follows:

                                                             UNREALIZED         DERIVATIVE
                                                         GAINS (LOSSES) ON      FINANCIAL
                                                        AVAILABLE-FOR-SALE     INSTRUMENTS
                                                            SECURITIES        GAINS (LOSSES)       TOTAL
                                                        ------------------    --------------    --------------
BALANCE AT DECEMBER 31, 2002                            $          155,096    $        6,019    $      161,115
Unrealized holding losses arising during
 period, net of $3,821 tax benefit                                  (7,093)               --            (7,093)
Change in fair value of derivatives, net of
 $1,101 tax benefit                                                     --            (2,046)           (2,046)
Less: reclassification adjustment
 Losses realized in net income, net of $3,471
 tax benefit                                                        (6,445)               --            (6,445)
                                                        ------------------    --------------    --------------
BALANCE AT DECEMBER 31, 2003                                       154,448             3,973           158,421
Unrealized holding losses arising during
 period, net of $13,726 tax benefit                                (25,493)               --           (25,493)
Change in fair value of derivatives, net of
 $982 tax benefit                                                       --            (1,823)           (1,823)
Less: reclassification adjustment
 Losses realized in net income, net of
 $15,207 tax benefit                                               (28,244)               --           (28,244)
                                                        ------------------    --------------    --------------
BALANCE AT DECEMBER 31, 2004                                       157,199             2,150           159,349
Unrealized holding losses arising during
 period, net of $47,282 tax benefit                                (87,809)               --           (87,809)
Change in fair value of derivatives, net of
 $1,393 tax benefit                                                     --            (2,589)           (2,589)
Less: reclassification adjustment
 Losses realized in net income, net of $3,947
 tax benefit                                                        (7,331)               --            (7,331)
                                                        ------------------    --------------    --------------
BALANCE AT DECEMBER 31, 2005                            $           76,721    $         (439)   $       76,282
                                                        ==================    ==============    ==============

12. TRANSACTIONS WITH AFFILIATED COMPANIES

The Company has entered into service agreements with JP Corp and other subsidiaries of JP Corp for personnel and facilities usage, general management services and investment management services. The Company expensed, prior to deferrals, $191,370, $182,425, and $147,755 in 2005, 2004, and 2003, for general management and investment services provided by Jefferson-Pilot Life Insurance Company, of which $21,015 and $18,023 remained payable as of December 31, 2005 and 2004. The remainder of the payable to affiliates at year-end was due to other affiliates.

Included in the payable to affiliates is a $50,000 surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corporation, an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4,880 in 2005, 2004 and 2003. The Company has the right to repay the note on any March 31 or September 30 after September 30, 2005. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid only if the Company has obtained the prior written approval of the Nebraska Department of Insurance, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the General Statutes of Nebraska.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the consolidated balance sheets as of December 31:

                                                                    2005           2004
                                                                ------------   ------------
Jefferson-Pilot Corporation Senior Promissory Notes due 2008,
 interest rate of 4.6%                                          $    106,848   $    110,634
Jefferson-Pilot Communications Company Senior Promissory
 Notes due 2006 through 2013, interest rates ranging
 from 4.2% to 7.7%                                              $     22,940   $     29,137

The Company recognized interest income totaling $6,347, $6,931, and $5,417 related to the preceding assets during 2005, 2004, and 2003.

The Company has an agreement with its affiliate broker/dealer, Jefferson Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2005, 2004 and 2003, the Company recorded expense of $31,151, $36,680 and $36,459 related to this agreement.

13. DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and fair values of financial instruments as of December 31 are summarized as follows:

                                                                           2005                                2004
                                                             --------------------------------    -------------------------------
                                                                CARRYING           FAIR             CARRYING          FAIR
                                                                 VALUE             VALUE             VALUE            VALUE
                                                             --------------    --------------    --------------   --------------
FINANCIAL ASSETS
Debt securities available-for-sale                           $    9,046,904    $    9,046,904    $    9,276,382   $    9,276,382
Debt securities held-to-maturity                                    688,480           724,370           845,155          901,524
Equity securities
 available-for-sale                                                  10,323            10,323            11,103           11,103
Mortgage loans on real estate                                     1,526,925         1,599,264         1,427,202        1,494,516
Policy loans                                                        574,808           624,895           582,112          632,121
Derivative financial instruments                                     (1,083)           (1,083)            8,013            8,013

FINANCIAL LIABILITIES
Annuity contract liabilities in
accumulation
 phase                                                            2,035,485         2,010,853         2,225,168        2,192,894
Securities sold under repurchase
 agreements                                                         150,792           150,792           150,547          150,547

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the Company's consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns. The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the Company's consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES

The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the Company's consolidated balance sheets, approximated $13,050 as of December 31, 2005.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from one to seven years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company is involved in various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material effect on the Company's financial position, liquidity, or results of operations.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractholders of JPF Separate Account A and
Board of Directors of Jefferson Pilot Financial Insurance Company.

We have audited the accompanying statements of assets and liabilities of JPF Separate Account A (the Company) as of December 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for the each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of JPF Separate Account A as of December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
March 20, 2006

                      STATEMENTS OF ASSETS AND LIABILITIES

                             JPF SEPARATE ACCOUNT A
                                DECEMBER 31, 2005

                                  JPVF                            JPVF            JPVF                            JPVF
                                 CAPITAL          JPVF          STRATEGIC       S&P 500          JPVF            MID-CAP
                                 GROWTH          GROWTH          GROWTH          INDEX           VALUE           GROWTH
                                DIVISION        DIVISION        DIVISION        DIVISION        DIVISION        DIVISION
                              -------------   -------------   -------------   -------------   -------------   -------------
ASSETS
Investments at cost           $ 154,243,935   $  32,236,506   $  97,483,667   $ 184,373,683   $  56,365,525   $  10,486,043
                              =============   =============   =============   =============   =============   =============
Investments at market value   $ 150,585,382   $  31,726,974   $  73,992,616   $ 190,360,438   $  69,764,068   $  13,292,056
Premiums receivable                  19,154           2,442          28,962          66,431          15,194           9,824
                              -------------   -------------   -------------   -------------   -------------   -------------
    TOTAL NET ASSETS          $ 150,604,536   $  31,729,416   $  74,021,578   $ 190,426,869   $  69,779,262   $  13,301,880
                              =============   =============   =============   =============   =============   =============

NET ASSET DISTRIBUTION
  Ensemble II                 $ 135,088,915   $  21,252,864   $  63,691,335   $ 112,866,313   $  56,865,685   $   9,651,204
  Ensemble III                   15,080,547       9,940,832       9,307,406      65,925,703      11,743,333       3,263,842
  Ensemble EXEC                     333,332         387,508         948,662       9,153,748         876,172         216,690
  Ensemble Accumulator               64,227         143,659          58,796       2,148,522         212,626         139,833
  Ensemble Protector                 37,515           4,553          15,379         332,583          81,446          30,311
                              -------------   -------------   -------------   -------------   -------------   -------------
    TOTAL NET ASSETS          $ 150,604,536   $  31,729,416   $  74,021,578   $ 190,426,869   $  69,779,262   $  13,301,880
                              =============   =============   =============   =============   =============   =============

UNITS OUTSTANDING
  Ensemble II                     3,521,234       1,242,288       2,957,332       5,698,314       1,541,756         912,975
  Ensemble III                    2,382,636       1,447,323       1,638,767       7,463,600         908,202         299,898
  Ensemble EXEC                      52,664          56,419         167,032       1,036,317          67,761          19,911
  Ensemble Accumulator                5,879          11,634           5,150         191,619          18,176          11,277
  Ensemble Protector                  3,194             344           1,264          29,747           6,771           2,211

NET ASSET VALUE PER UNIT
  Ensemble II                 $       38.36   $       17.11   $       21.54   $       19.81   $       36.88   $       10.57
  Ensemble III                $        6.33   $        6.87   $        5.68   $        8.83   $       12.93   $       10.88
  Ensemble EXEC               $        6.33   $        6.87   $        5.68   $        8.83   $       12.93   $       10.88
  Ensemble Accumulator        $       10.92   $       12.35   $       11.42   $       11.21   $       11.70   $       12.40
  Ensemble Protector          $       11.75   $       13.24   $       12.17   $       11.18   $       12.03   $       13.71

See notes to financial statements.

                                  JPVF             JPVF             JPVF              JPVF              JPVF            JPVF
                                MID-CAP            SMALL         SMALL-CAP        INTERNATIONAL         WORLD         HIGH YIELD
                                 VALUE            COMPANY          VALUE             EQUITY          GROWTH STOCK       BOND
                                DIVISION          DIVISION        DIVISION          DIVISION           DIVISION       DIVISION
                              -------------     -------------   -------------     -------------     -------------   -------------
ASSETS
Investments at cost           $  20,590,672     $  61,331,144   $  21,344,232     $  31,491,098     $  96,375,124   $  14,851,365
                              =============     =============   =============     =============     =============   =============
Investments at market value   $  25,492,859     $  64,601,197   $  26,110,035     $  41,476,165     $ 122,710,468   $  15,226,291
Premiums receivable                  22,479            17,945          13,350            23,608            51,231              --
                              -------------     -------------   -------------     -------------     -------------   -------------
    TOTAL ASSETS                 25,515,338        64,619,142      26,123,385        41,499,773       122,761,699      15,226,291

LIABILITIES
Payable to Jefferson Pilot
  Financial Insurance
  Company                                --                --              --                --                --           2,289
                              -------------     -------------   -------------     -------------     -------------   -------------
    TOTAL NET ASSETS          $  25,515,338     $  64,619,142   $  26,123,385     $  41,499,773     $ 122,761,699   $  15,224,002
                              =============     =============   =============     =============     =============   =============

NET ASSET DISTRIBUTION
  Ensemble I                  $          --     $     295,928   $          --     $          --     $   1,706,600   $          --
  Ensemble II                    18,346,076        59,613,112      15,693,060        29,907,641       109,367,280      10,849,011
  Ensemble III                    6,187,725         4,421,480       6,494,248         9,239,517         9,764,098       3,591,839
  Ensemble EXEC                     483,423           160,075       3,596,769         1,417,447         1,049,446         492,374
  Ensemble Accumulator              441,049            97,635         253,173           832,302           701,514         258,887
  Ensemble Protector                 57,065            30,912          86,135           102,866           172,761          31,891
                              -------------     -------------   -------------     -------------     -------------   -------------
    TOTAL NET ASSETS          $  25,515,338     $  64,619,142   $  26,123,385     $  41,499,773     $ 122,761,699   $  15,224,002
                              =============     =============   =============     =============     =============   =============

UNITS OUTSTANDING
  Ensemble I                             --             7,276              --                --            25,147              --
  Ensemble II                     1,224,550         1,550,493         984,024         2,342,105         1,703,593         858,064
  Ensemble III                      408,483           439,618         422,663         1,097,791           768,508         288,875
  Ensemble EXEC                      31,913            15,916         234,087           168,414            82,599          39,599
  Ensemble Accumulator               35,997             8,377          22,454            61,903            56,254          23,671
  Ensemble Protector                  4,717             2,408           7,572             7,440            13,548           3,032

NET ASSET VALUE PER UNIT
  Ensemble I                  $          --(a)  $       40.67   $          --(a)  $          --(a)  $       67.86   $          --(a)
  Ensemble II                 $       14.98     $       38.45   $       15.95     $       12.77     $       64.20   $       12.64
  Ensemble III                $       15.15     $       10.06   $       15.37     $        8.42     $       12.71   $       12.43
  Ensemble EXEC               $       15.15     $       10.06   $       15.37     $       13.45     $       12.47   $       10.94
  Ensemble Protector          $       12.10     $       12.84   $       11.38     $       13.83     $       12.75   $       10.52

(a) Not offered as an investment option for this product


See notes to financial statements.

                                                  JPVF         AMERICAN         AMERICAN         AMERICAN         AMERICAN
                                 JPVF             MONEY       CENTURY VP        CENTURY            FUNDS            FUNDS
                               BALANCED           MARKET     INTERNATIONAL      VP VALUE          GROWTH        GROWTH-INCOME
                               DIVISION         DIVISION       DIVISION         DIVISION         DIVISION         DIVISION
                             -------------    -------------  -------------    -------------    -------------    -------------
ASSETS
Investments at cost          $  47,153,809    $  40,113,228  $  12,274,331    $   8,532,401    $  31,069,045    $  24,846,641
                             =============    =============  =============    =============    =============    =============
Investments at market value  $  52,781,850    $  40,779,829  $  15,285,325    $   8,991,091    $  37,728,299    $  27,640,541
Premiums receivable                 24,420           73,978          7,307           13,253           16,148           17,798
                             -------------    -------------  -------------    -------------    -------------    -------------
    TOTAL NET ASSETS         $  52,806,270    $  40,853,807  $  15,292,632    $   9,004,344    $  37,744,447    $  27,658,339
                             =============    =============  =============    =============    =============    =============

NET ASSET DISTRIBUTION
  Ensemble I                          $ --    $       1,872   $         --      $        --     $         --     $         --
  Ensemble II                   39,446,479       21,642,305      7,007,911        6,265,576       23,478,689       16,596,448
  Ensemble III                  11,861,965       14,447,814      3,278,083        2,120,737        9,426,238        7,457,758
  Ensemble EXEC                  1,029,218        3,169,703      4,579,765          303,520        2,125,130        1,549,240
  Ensemble Accumulator             420,114        1,373,433        365,378          241,724        2,203,071        1,737,316
  Ensemble Protector                48,494          218,680         61,495           72,787          511,319          317,577
                             -------------    -------------  -------------    -------------    -------------    -------------
    TOTAL NET ASSETS         $  52,806,270    $  40,853,807  $  15,292,632    $   9,004,344    $  37,744,447    $  27,658,339
                             =============    =============  =============    =============    =============    =============

UNITS OUTSTANDING
  Ensemble I                            --               90             --               --               --               --
  Ensemble II                    1,433,503        1,099,509        665,858          483,844        1,460,412        1,161,203
  Ensemble III                   1,025,231        1,321,782        314,319          162,440          592,740          520,375
  Ensemble EXEC                     88,955          289,985        439,131           23,248          133,632          108,100
  Ensemble Accumulator              36,904          134,150         28,926           21,428          175,774          154,769
  Ensemble Protector                 4,199           21,361          4,913            6,272           41,009           28,379

NET ASSET VALUE PER UNIT
  Ensemble I                 $          --(a) $       20.80  $          --(a) $          --(a) $          --(a) $          --(a)
  Ensemble II                $       27.52    $       19.68  $       10.52    $       12.95    $       16.08    $       14.29
  Ensemble III               $       11.57    $       10.93  $       10.43    $       13.06    $       15.90    $       14.33
  Ensemble EXEC              $       11.57    $       10.93  $       10.43    $       13.06    $       15.90    $       14.33
  Ensemble Accumulator       $       11.38    $       10.24  $       12.63    $       11.28    $       12.53    $       11.23
  Ensemble Protector         $       11.55    $       10.24  $       12.52    $       11.61    $       12.47    $       11.19

(a) Not offered as an investment option for this product

See notes to financial statements.

                              FIDELITY(R)     FIDELITY(R)     FIDELITY(R)     FIDELITY(R)       FIDELITY(R)      FIDELITY(R)
                                  VIP             VIP            VIP             VIP           VIP INVESTMENT       VIP
                             CONTRAFUND(R)   EQUITY-INCOME      GROWTH        HIGH INCOME       GRADE BOND        MID CAP
                               DIVISION        DIVISION        DIVISION        DIVISION          DIVISION         DIVISION
                             --------------  --------------  --------------  --------------    --------------  --------------
ASSETS
Investments at cost          $   77,434,854  $   41,380,466  $   49,335,304  $      961,497    $   12,523,729  $   18,653,269
                             ==============  ==============  ==============  ==============    ==============  ==============
Investments at market value  $  106,661,673  $   47,048,962  $   44,748,970  $      611,683    $   12,354,412  $   22,047,334
Premiums receivable                  84,024           6,867          11,877              --            12,137          54,617
                             --------------  --------------  --------------  --------------    --------------  --------------
    TOTAL ASSETS                106,745,697      47,055,829      44,760,847         611,683        12,366,549      22,101,951

LIABILITIES
Payable to Jefferson Pilot
  Financial Insurance
  Company                                --              --              --              87                --              --
                             --------------  --------------  --------------  --------------    --------------  --------------
    TOTAL NET ASSETS         $  106,745,697  $   47,055,829  $   44,760,847  $      611,596    $   12,366,549  $   22,101,951
                             ==============  ==============  ==============  ==============    ==============  ==============

NET ASSET DISTRIBUTION
  Ensemble II                $   84,465,346  $   27,475,857  $   31,643,147  $      611,596    $    6,330,693  $   15,317,916
  Ensemble III                   18,948,746      14,576,929      12,152,653              --         3,168,967       4,631,921
  Ensemble EXEC                   1,818,259       4,304,599         682,256              --         1,709,887         993,064
  Ensemble Accumulator            1,238,569         601,637         222,983              --           952,717         939,243
  Ensemble Protector                274,777          96,807          59,808              --           204,285         219,807
                             --------------  --------------  --------------  --------------    --------------  --------------
    TOTAL NET ASSETS         $  106,745,697  $   47,055,829  $   44,760,847  $      611,596    $   12,366,549  $   22,101,951
                             ==============  ==============  ==============  ==============    ==============  ==============

UNITS OUTSTANDING
  Ensemble II                     3,177,575       1,854,372       2,352,605          49,933           602,952         778,526
  Ensemble III                    1,444,424       1,139,951       1,642,736              --           297,225         233,545
  Ensemble EXEC                     138,602         336,630          92,224              --           160,375          50,071
  Ensemble Accumulator               96,129          52,717          20,353              --            90,029          66,796
  Ensemble Protector                 21,455           8,194           5,365              --            19,601          15,347

NET ASSET VALUE PER UNIT
  Ensemble II                $        26.58  $        14.82  $        13.45  $        12.25    $        10.50  $        19.68
  Ensemble III               $        13.12  $        12.79  $         7.40  $           --(a) $        10.66  $        19.83
  Ensemble EXEC              $        13.12  $        12.79  $         7.40  $           --(a) $        10.66  $        19.83
  Ensemble Accumulator       $        12.88  $        11.41  $        10.96  $           --(a) $        10.58  $        14.06
  Ensemble Protector         $        12.81  $        11.81  $        11.15  $           --(a) $        10.42  $        14.32

(a) Not offered as an investment option for this product

See notes to financial statements.

                                FRANKLIN            GOLDMAN          MFS(R)          MFS(R)
                                SMALL CAP          SACHS VIT        RESEARCH       UTILITIES         PIMCO         PROFUND VP
                             VALUE SECURITIES    CAPITALGROWTH       SERIES          SERIES       TOTAL RETURN      ASIA 30
                                 DIVISION          DIVISION         DIVISION        DIVISION        DIVISION        DIVISION
                             ----------------    -------------    ------------    ------------    ------------    ------------
ASSETS
Investments at cost          $     10,991,259    $   3,764,547    $ 18,637,154    $ 24,360,730    $ 85,745,470    $  4,390,520
                             ================    =============    ============    ============    ============    ============
Investments at market value  $     12,220,766    $   4,041,266    $ 17,302,901    $ 31,213,301    $ 85,251,714    $  4,702,705
Accrued investment income                  --               --              --              --         326,995              --
Premiums receivable                    16,517                3           1,721           3,802          38,373             129
                             ----------------    -------------    ------------    ------------    ------------    ------------
    TOTAL NET ASSETS         $     12,237,283    $   4,041,269    $ 17,304,622    $ 31,217,103    $ 85,617,082    $  4,702,834
                             ================    =============    ============    ============    ============    ============

NET ASSET DISTRIBUTION
  Ensemble I                 $             --    $          --    $         --    $         --    $     41,168    $         --
  Ensemble II                       8,854,573        1,754,221      12,735,191      20,760,522      48,580,998       3,547,134
  Ensemble III                      2,296,251        1,472,292       4,314,393       9,106,604      20,437,760         894,172
  Ensemble EXEC                       305,488          399,606         255,038         609,013      14,245,407         109,624
  Ensemble Accumulator                649,192          341,020              --         557,244       2,103,205         130,348
  Ensemble Protector                  131,779           74,130              --         183,720         208,544          21,556
                             ----------------    -------------    ------------    ------------    ------------    ------------
    TOTAL NET ASSETS         $     12,237,283    $   4,041,269    $ 17,304,622    $ 31,217,103    $ 85,617,082    $  4,702,834
                             ================    =============    ============    ============    ============    ============

UNITS OUTSTANDING
  Ensemble I                               --               --              --              --           1,391              --
  Ensemble II                         515,763          207,577       1,003,627       1,078,572       3,871,256         280,231
  Ensemble III                        132,693          169,403         532,740         776,457       1,613,804          64,367
  Ensemble EXEC                        17,653           45,979          31,492          51,926       1,124,844           7,891
  Ensemble Accumulator                 52,649           31,381              --          39,068         197,421           9,996
  Ensemble Protector                   10,339            6,722              --          12,892          19,542           1,846

NET ASSET VALUE PER UNIT
  Ensemble I                 $             --(a) $          --(a) $         --(a) $         --(a) $      29.60    $         --(a)
  Ensemble II                $          17.17    $        8.45    $      12.69    $      19.25    $      12.55    $      12.66
  Ensemble III               $          17.30    $        8.69    $       8.10    $      11.73    $      12.66    $      13.89
  Ensemble EXEC              $          17.30    $        8.69    $       8.10    $      11.73    $      12.66    $      13.89
  Ensemble Accumulator       $          12.33    $       10.87    $         --(a) $      14.26    $      10.65    $      13.04
  Ensemble Protector         $          12.75    $       11.03    $         --(a) $      14.25    $      10.67    $      11.68

(a) Not offered as an investment option for this product

See notes to financial statements.

                                                                            PROFUND VP       PROFUND VP           PROFUND VP
                               PROFUND VP    PROFUND VP     PROFUND VP      LARGE-CAP         LARGE-CAP          RISING RATES
                               EUROPE 30     FINANCIALS     HEALTH CARE      GROWTH            VALUE             OPPORTUNITY
                               DIVISION       DIVISION       DIVISION       DIVISION          DIVISION             DIVISION
                             -------------  -------------  -------------  -------------     -------------        -------------
ASSETS
Investments at cost          $   1,316,485  $   2,856,857  $   2,829,525  $     376,560     $     737,217        $   1,666,496
                             =============  =============  =============  =============     =============        =============
Investments at market value  $   1,311,615  $   3,244,167  $   2,988,767  $     388,015     $     781,352        $   1,564,932
Premiums receivable                    443          1,515          2,936            217               304                   --
                             -------------  -------------  -------------  -------------     -------------        -------------
    TOTAL ASSETS                 1,312,058      3,245,682      2,991,703        388,232           781,656            1,564,932

LIABILITIES
Payable to Jefferson Pilot
  Financial Insurance
  Company                               --             --             --             --                --                1,868
                             -------------  -------------  -------------  -------------     -------------        -------------
    TOTAL NET ASSETS         $   1,312,058  $   3,245,682  $   2,991,703  $     388,232     $     781,656        $   1,563,064
                             =============  =============  =============  =============     =============        =============

NET ASSET DISTRIBUTION
  Ensemble II                $     773,811  $   2,841,597  $   2,121,453  $     289,111     $     639,541        $   1,271,548
  Ensemble III                     450,334        313,872        679,290         80,525           106,642               82,426
  Ensemble EXEC                     27,053         62,858         15,381            572                --                2,926
  Ensemble Accumulator              57,422         21,298        153,211         12,493            35,442              190,882
  Ensemble Protector                 3,438          6,057         22,368          5,531                31               15,282
                             -------------  -------------  -------------  -------------     -------------        -------------
    TOTAL NET ASSETS         $   1,312,058  $   3,245,682  $   2,991,703  $     388,232     $     781,656        $   1,563,064
                             =============  =============  =============  =============     =============        =============

UNITS OUTSTANDING
  Ensemble II                       66,419        236,940        198,781         27,731            56,356              158,643
  Ensemble III                      36,749         25,233         63,097          7,707             9,123               10,469
  Ensemble EXEC                      2,208          5,053          1,429             55                --                  372
  Ensemble Accumulator               4,657          1,831         13,943          1,154             3,322               23,103
  Ensemble Protector                   294            521          2,077            533                 3                1,845

NET ASSET VALUE PER UNIT
Ensemble II                  $       11.65  $       11.99  $       10.67  $       10.43     $       11.35        $        8.02
Ensemble III                 $       12.25  $       12.44  $       10.77  $       10.45     $       11.69        $        7.87
Ensemble EXEC                $       12.25  $       12.44  $       10.77  $       10.45(a)  $       11.69(a)(b)  $        7.87
Ensemble Accumulator         $       12.33  $       11.63  $       10.99  $       10.83     $       10.67        $        8.26
Ensemble Protector           $       11.69  $       11.63  $       10.77  $       10.38     $       10.33        $        8.28

(a) Unit value based on published UAV
(b) No assets yet invested

See notes to financial statements.

                                PROFUND VP      PROFUND VP                      PROFUND VP       SCUDDER VIT    T. ROWE PRICE
                                SMALL-CAP       SMALL-CAP      PROFUND VP     U.S. GOVERNMENT    SMALL CAP        MID-CAP
                                 GROWTH           VALUE        TECHNOLOGY         PLUS             INDEX           GROWTH
                                DIVISION        DIVISION        DIVISION         DIVISION         DIVISION        DIVISION
                              -------------   -------------   -------------   ---------------   -------------   -------------
ASSETS
Investments at cost           $   1,927,569   $     394,643   $   3,880,987   $       848,966   $  10,039,082   $   7,311,158
                              -------------   -------------   -------------   ---------------   -------------   -------------
Investments at market value   $   2,038,114   $     702,884   $   4,086,466   $       856,892   $  12,017,232   $  10,003,318
Accrued investment income                --              --              --             2,100              --              --
Premiums receivable                     352             431           2,352                --           4,907           6,693
                              -------------   -------------   -------------   ---------------   -------------   -------------
    TOTAL ASSETS                  2,038,466         703,315       4,088,818           858,992      12,022,139      10,010,011

LIABILITIES
Payable to Jefferson Pilot
  Financial Insurance
  Company                                --              --              --               467              --              --
                              -------------   -------------   -------------   ---------------   -------------   -------------
    TOTAL NET ASSETS          $   2,038,466   $     703,315   $   4,088,818   $       858,525   $  12,022,139   $  10,010,011
                              =============   =============   =============   ===============   =============   =============

NET ASSET DISTRIBUTION
  Ensemble II                 $   1,721,996   $     579,568   $   2,810,180   $       648,291   $   6,903,133   $   4,408,154
  Ensemble III                      226,113          72,742       1,158,746            86,940       3,878,142       2,256,903
  Ensemble EXEC                      13,804           4,308          66,243             9,212         736,938       3,344,954
  Ensemble Accumulator               65,660          26,421          38,011            94,575         461,097              --
  Ensemble Protector                 10,893          20,276          15,638            19,507          42,829              --
                              -------------   -------------   -------------   ---------------   -------------   -------------
    TOTAL NET ASSETS          $   2,038,466   $     703,315   $   4,088,818   $       858,525   $  12,022,139   $  10,010,011
                              =============   =============   =============   ===============   =============   =============

UNITS OUTSTANDING
  Ensemble II                       141,889          46,804         276,969            53,232         527,851         306,412
  Ensemble III                       18,605           5,717         104,985             7,071         294,858         154,236
  Ensemble EXEC                       1,136             339           6,002               749          56,030         228,594
  Ensemble Accumulator                5,594           2,228           3,669             8,023          38,974              --
  Ensemble Protector                    888           1,646           1,365             1,662           3,395              --

NET ASSET VALUE PER UNIT
  Ensemble II                 $       12.14   $       12.38   $       10.15   $         12.18   $       13.08   $       14.39
  Ensemble III                $       12.15   $       12.72   $       11.04   $         12.30   $       13.15   $       14.63
  Ensemble EXEC               $       12.15   $       12.72   $       11.04   $         12.30   $       13.15   $       14.63
  Ensemble Accumulator        $       11.74   $       11.86   $       10.36   $         11.79   $       11.83   $          --(a)
  Ensemble Protector          $       12.27   $       12.32   $       11.46   $         11.74   $       12.62   $          --(a)

(a) Not offered as an investment option for this product

See notes to financial statements.

                                    TEMPLETON        VANGUARD(R)       VANGUARD(R)       VANGUARD(R)
                                     FOREIGN         VIF MID-CAP        VIF REIT          VIF SMALL
                                   SECURITIES           INDEX             INDEX        COMPANY GROWTH
                                    DIVISION          DIVISION          DIVISION          DIVISION
                                 ---------------   ---------------   ---------------   ---------------
ASSETS
Investments at cost              $    82,753,585   $    15,938,632   $    21,783,302   $    14,166,976
                                 ===============   ===============   ===============   ===============
Investments at market value      $    89,902,169   $    20,408,801   $    26,922,282   $    16,982,981
Premiums receivable                       47,540            11,065             2,011             8,397
                                 ---------------   ---------------   ---------------   ---------------
      TOTAL NET ASSETS           $    89,949,709   $    20,419,866   $    26,924,293   $    16,991,378
                                 ===============   ===============   ===============   ===============

NET ASSET DISTRIBUTION
  Ensemble II                    $    69,988,815   $    12,028,228   $    18,012,837   $     9,771,234
  Ensemble III                        12,048,902         6,293,904         6,749,908         3,237,339
  Ensemble EXEC                        6,441,494         1,204,334         1,189,756         3,521,187
  Ensemble Accumulator                 1,280,607           785,222           781,072           369,228
  Ensemble Protector                     189,891           108,178           190,720            92,390
                                 ---------------   ---------------   ---------------   ---------------
      TOTAL NET ASSETS           $    89,949,709   $    20,419,866   $    26,924,293   $    16,991,378
                                 ===============   ===============   ===============   ===============

UNITS OUTSTANDING
  Ensemble II                          3,077,279           844,692         1,005,208           755,349
  Ensemble III                         1,078,941           435,825           372,838           248,323
  Ensemble EXEC                          576,815            83,395            65,717           270,095
  Ensemble Accumulator                   101,776            60,082            56,449            31,322
  Ensemble Protector                      15,357             8,330            13,971             7,081

NET ASSET VALUE PER UNIT
  Ensemble II                    $         22.74   $         14.24   $         17.92   $         12.94
  Ensemble III                   $         11.17   $         14.44   $         18.10   $         13.04
  Ensemble EXEC                  $         11.17   $         14.44   $         18.10   $         13.04
  Ensemble Accumulator           $         12.58   $         13.07   $         13.84   $         11.79
  Ensemble Protector             $         12.37   $         12.99   $         13.65   $         13.05

See notes to financial statements.

                            STATEMENTS OF OPERATIONS

                             JPF SEPARATE ACCOUNT A
                      FOR THE YEAR ENDED DECEMBER 31, 2005

                                                           JPVF         JPVF         JPVF         JPVF                     JPVF
                                                          CAPITAL       JPVF       STRATEGIC     S&P 500       JPVF       MID-CAP
                                                          GROWTH       GROWTH       GROWTH        INDEX        VALUE      GROWTH
                                                         DIVISION     DIVISION     DIVISION     DIVISION     DIVISION    DIVISION
                                                        -----------  -----------  -----------  -----------  ----------- -----------
Investment Income:
  Dividend income                                       $   200,617  $        --  $   355,046  $ 3,105,392  $   878,240 $        --
Expenses:
  Expenses paid to affiliated company (See Note D)        1,286,666      235,748      625,064    1,455,192      592,207      90,901
                                                        -----------  -----------  -----------  -----------  ----------- -----------
   Net investment income (loss)                          (1,086,049)    (235,748)    (270,018)   1,650,200      286,033     (90,901)
                                                        -----------  -----------  -----------  -----------  ----------- -----------
Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares        (1,682,319)    (565,196)  (3,507,278)    (173,174)   1,779,698     578,062
                                                        -----------  -----------  -----------  -----------  ----------- -----------
  Realized gain (loss)                                   (1,682,319)    (565,196)  (3,507,278)    (173,174)   1,779,698     578,062
                                                        -----------  -----------  -----------  -----------  ----------- -----------
Change in unrealized appreciation during the year         8,053,841    4,505,811    7,547,616    5,740,329    2,791,131     666,897
                                                        -----------  -----------  -----------  -----------  ----------- -----------
Increase in net assets from operations                  $ 5,285,473  $ 3,704,867  $ 3,770,320  $ 7,217,355  $ 4,856,862 $ 1,154,058
                                                        ===========  ===========  ===========  ===========  =========== ===========

See notes to financial statements.

                                                       JPVF         JPVF         JPVF          JPVF          JPVF          JPVF
                                                      MID-CAP       SMALL      SMALL-CAP   INTERNATIONAL     WORLD      HIGH YIELD
                                                       VALUE       COMPANY       VALUE        EQUITY      GROWTH STOCK     BOND
                                                     DIVISION     DIVISION     DIVISION      DIVISION       DIVISION     DIVISION
                                                    -----------  -----------  -----------  -------------  ------------  -----------
Investment Income:
  Dividend income                                   $        --  $        --  $        --  $     177,398  $  1,688,454  $ 1,042,700
Expenses:
  Expenses paid to affiliated company (See Note D)      201,601      521,593      201,341        271,537     1,008,786      124,707
                                                    -----------  -----------  -----------  -------------  ------------  -----------
   Net investment income (loss)                        (201,601)    (521,593)    (201,341)       (94,139)      679,668      917,993
                                                    -----------  -----------  -----------  -------------  ------------  -----------
Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares       936,654     (327,919)     918,679        482,936     1,718,842      141,237
  Realized gain distributions                         2,658,973           --    2,345,021             --     2,673,119           --
                                                    -----------  -----------  -----------  -------------  ------------  -----------
  Realized gain (loss)                                3,595,627     (327,919)   3,263,700        482,936     4,391,961      141,237
                                                    -----------  -----------  -----------  -------------  ------------  -----------
Change in unrealized appreciation (depreciation)
 during the year                                     (1,242,301)   7,136,869   (1,975,208)     5,848,939     3,994,101     (924,401)
                                                    -----------  -----------  -----------  -------------  ------------  -----------
Increase in net assets from operations              $ 2,151,725  $ 6,287,357  $ 1,087,151  $   6,237,736  $  9,065,730      134,829
                                                    ===========  ===========  ===========  =============  ============  ===========

See notes to financial statements.

                                                                     JPVF      AMERICAN       AMERICAN    AMERICAN     AMERICAN
                                                        JPVF         MONEY    CENTURY VP      CENTURY       FUNDS        FUNDS
                                                      BALANCED      MARKET   INTERNATIONAL    VP VALUE     GROWTH    GROWTH-INCOME
                                                      DIVISION     DIVISION    DIVISION       DIVISION    DIVISION     DIVISION
                                                    -----------  ----------  -------------  ----------  -----------  -------------
Investment Income:
  Dividend income                                   $ 1,178,001  $  315,111  $     166,454  $   61,450  $   222,005  $     345,262
Expenses:
  Expenses paid to affiliated company (See Note D)      436,707     344,149         99,187      63,552      212,813        184,075
                                                    -----------  ----------  -------------  ----------  -----------  -------------
   Net investment income (loss)                         741,294     (29,038)        67,267      (2,102)       9,192        161,187
                                                    -----------  ----------  -------------  ----------  -----------  -------------
Realized gain on investments:
  Net realized gain on sale of fund shares              614,620     278,681        690,622     106,483      313,970        218,919
  Realized gain distributions                                --          --             --     861,571           --         95,011
                                                    -----------  ----------  -------------  ----------  -----------  -------------
  Realized gain                                         614,620     278,681        690,622     968,054      313,970        313,930
                                                    -----------  ----------  -------------  ----------  -----------  -------------
Change in unrealized appreciation (depreciation)
 during the year                                        980,997     624,774        996,202    (650,626)   3,994,152        861,560
                                                    -----------  ----------  -------------  ----------  -----------  -------------
Increase in net assets from operations              $ 2,336,911  $  874,417  $   1,754,091  $  315,326  $ 4,317,314  $   1,336,677
                                                    ===========  ==========  =============  ==========  ===========  =============

See notes to financial statements.

                                         FIDELITY(R)    FIDELITY(R)   FIDELITY(R)   FIDELITY(R)    FIDELITY(R)   FIDELITY(R)
                                           VIP VIP          VIP           VIP           VIP      VIP INVESTMENT      VIP
                                        CONTRAFUND(R)  EQUITY-INCOME     GROWTH     HIGH INCOME    GRADE BOND      MID CAP
                                          DIVISION       DIVISION       DIVISION     DIVISION       DIVISION       DIVISION
                                        -------------  -------------  -----------  ------------  --------------  -----------
Investment Income:
  Dividend income                       $     258,995  $     750,964  $   220,306  $     95,834  $      269,481  $        --
Expenses:
  Expenses paid to affiliated company
   (See Note D)                               770,550        355,641      355,498         5,790          75,835      121,990
                                        -------------  -------------  -----------  ------------  --------------  -----------
   Net investment income (loss)              (511,555)       395,323     (135,192)       90,044         193,646     (121,990)
                                        -------------  -------------  -----------  ------------  --------------  -----------
Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                              1,597,219        677,103     (781,102)      (58,440)        (17,569)     545,822
  Realized gain distributions                  16,187      1,650,267           --            --         169,890      179,389
                                        -------------  -------------  -----------  ------------  --------------  -----------
  Realized gain (loss)                      1,613,406      2,327,370     (781,102)      (58,440)        152,321      725,211
                                        -------------  -------------  -----------  ------------  --------------  -----------
Change in unrealized appreciation
 (depreciation) during the year            12,967,958       (344,479)   3,023,491       (21,270)       (234,674)   2,107,547
                                        -------------  -------------  -----------  ------------  --------------  -----------
Increase in net assets from operations  $  14,069,809  $   2,378,214  $ 2,107,197  $     10,334  $      111,293  $ 2,710,768
                                        =============  =============  ===========  ============  ==============  ===========

See notes to financial statements.

                                            FRANKLIN           GOLDMAN        MFS(R)       MFS(R)
                                            SMALL CAP         SACHS VIT      RESEARCH    UTILITIES       PIMCO      PROFUND
                                        VALUE SECURITIES   CAPITAL GROWTH     SERIES       SERIES    TOTAL RETURN  VP ASIA 30
                                            DIVISION          DIVISION       DIVISION     DIVISION     DIVISION     DIVISION
                                        -----------------  --------------  -----------  ----------   ------------  ----------
Investment Income:
  Dividend income                       $          85,347  $        5,648  $    80,965  $   166,912  $  2,854,777  $    4,112
Expenses:
  Expenses paid to affiliated company
   (See Note D)                                    84,355          23,273      138,810      231,890       641,319      13,964
                                        -----------------  --------------  -----------  -----------  ------------  ----------
   Net investment income (loss)                       992         (17,625)     (57,845)     (64,978)    2,213,458      (9,852)
                                        -----------------  --------------  -----------  -----------  ------------  ----------
Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                    460,165          20,693     (290,258)   1,411,941       149,502      41,148
  Realized gain distributions                      69,037              --           --           --     1,357,030          --
                                        -----------------  --------------  -----------  -----------  ------------  ----------
  Realized gain (loss)                            529,202          20,693     (290,258)   1,411,941     1,506,532      41,148
                                        -----------------  --------------  -----------  -----------  ------------  ----------
Change in unrealized appreciation
 (depreciation) during the year                   373,562          84,521    1,488,668    2,883,766    (2,334,980)    284,703
                                        -----------------  --------------  -----------  -----------  ------------  ----------
Increase in net assets from operations  $         903,756   $      87,589  $ 1,140,565  $ 4,230,729  $  1,385,010  $  315,999
                                        =================  ==============  ===========  ===========  ============  ==========

See notes to financial statements.

                                                                                        PROFUND VP     PROFUND VP    PROFUND VP
                                           PROFUND       PROFUND          PROFUND        LARGE-CAP      LARGE-CAP   RISING RATES
                                        VP EUROPE 30  VP FINANCIALS   VP HEALTH CARE      GROWTH          VALUE      OPPORTUNITY
                                          DIVISION       DIVISION        DIVISION        DIVISION       DIVISION       DIVISION
                                        ------------  --------------  --------------  ---------------  -----------  -------------
Investment Income:
  Dividend income                       $      1,273  $       26,054  $           --  $            26  $         9  $          --
Expenses:
  Expenses paid to affiliated company
   (See Note D)                                5,865          26,061          31,435            5,891        6,375         16,040
                                        ------------  --------------  --------------  ---------------  -----------  -------------
    Net investment loss                       (4,592)             (7)        (31,435)          (5,865)      (6,366)       (16,040)
                                        ------------  --------------  --------------  ---------------  -----------  -------------
Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                 1,649          65,903         161,150           11,200       55,231       (279,086)
  Realized gain distributions                 92,448              --              --            1,120        6,417             --
                                        ------------  --------------  --------------  ---------------  -----------  -------------
  Realized gain (loss)                        94,097          65,903         161,150           12,320       61,648       (279,086)
                                        ------------  --------------  --------------  ---------------  -----------  -------------
Change in unrealized appreciation
  (depreciation) during the year             (22,552)         33,909         116,532           (2,937)      24,417         60,931
                                        ------------  --------------  --------------  ---------------  -----------  -------------
Increase (decrease) in net assets from
  operations                            $     66,953  $       99,805  $      246,247  $         3,518  $    79,699  $    (234,195)
                                        ============  ==============  ==============  ===============  ===========  =============

See notes to financial statements.

                                         PROFUND VP     PROFUND VP                       PROFUND VP    SCUDDER VIT  T. ROWE PRICE
                                          SMALL-CAP      SMALL-CAP       PROFUND      U.S. GOVERNMENT   SMALL CAP      MID-CAP
                                           GROWTH          VALUE       VP TECHNOLOGY       PLUS           INDEX         GROWTH
                                          DIVISION       DIVISION        DIVISION        DIVISION       DIVISION      DIVISION
                                        ------------  --------------  --------------  ---------------  -----------  -------------
Investment Income:
  Dividend income                       $         --  $           --  $       13,550  $        15,603  $    41,298  $          --
Expenses:
  Expenses paid to affiliated company
   (See Note D)                               17,661           9,428          29,974            5,574       81,522         71,504
                                        ------------  --------------  --------------  ---------------  -----------  -------------
   Net investment income (loss)              (17,661)         (9,428)        (16,424)          10,029      (40,224)       (71,504)
                                        ------------  --------------  --------------  ---------------  -----------  -------------
Realized gain (loss) on investments:
  Net realized gain (loss) on sale of
   fund shares                                27,952        (328,562)         81,397           12,029      360,555        659,900
  Realized gain distributions                     --          59,349         134,841               --      274,848        552,004
                                        ------------  --------------  --------------  ---------------  -----------  -------------
  Realized gain (loss)                        27,952        (269,213)        216,238           12,029      635,403      1,211,904
                                        ------------  --------------  --------------  ---------------  -----------  -------------
Change in unrealized appreciation
  (depreciation) during the year              55,784         155,207        (259,321)          (2,570)    (280,364)        62,357
                                        ------------  --------------  --------------  ---------------  -----------  -------------
Increase (decrease) in net assets from
  operations                            $     66,075  $     (123,434) $      (59,507) $        19,488  $   314,815  $   1,202,757
                                        ============  ==============  ==============  ===============  ===========  =============

See notes to financial statements.

                                                                    TEMPLETON      VANGUARD(R)    VANGUARD(R)       VANGUARD(R)
                                                                     FOREIGN       VIF MID-CAP     VIF REIT          VIF SMALL
                                                                    SECURITIES        INDEX         INDEX         COMPANY GROWTH
                                                                     DIVISION        DIVISION      DIVISION          DIVISION
                                                                   ------------    ------------   ------------    --------------
Investment Income:
  Dividend income                                                  $  1,088,436    $    180,838   $    645,069    $           --
Expenses:
  Expenses paid to affiliated company (See Note D)                      711,419         139,870        191,724           114,591
                                                                   ------------    ------------   ------------    --------------
   Net investment income (loss)                                         377,017          40,968        453,345          (114,591)
                                                                   ------------    ------------   ------------    --------------
Realized gain (loss) on investments:
  Net realized gain (loss) on sale of fund shares                      (180,324)        817,734        982,851           225,838
  Realized gain distributions                                                --              --      1,423,601           758,731
                                                                   ------------    ------------   ------------    --------------
  Realized gain (loss)                                                 (180,324)        817,734      2,406,452           984,569
                                                                   ------------    ------------   ------------    --------------
Change in unrealized appreciation (depreciation) during the year      7,651,590       1,303,037       (347,886)          (19,666)
                                                                   ------------    ------------   ------------    --------------
Increase in net assets from operations                             $  7,848,283    $  2,161,739   $  2,511,911    $      850,312
                                                                   ============    ============   ============    ==============

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF SEPARATE ACCOUNT A
                  FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

                                                          JPVF                                  JPVF
                                                     CAPITAL GROWTH                            GROWTH
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $    (1,086,049)   $    (1,371,928)   $      (235,748)   $      (238,912)
  Realized loss                                 (1,682,319)        (2,304,214)          (565,196)        (1,362,923)
  Unrealized appreciation during
   the year                                      8,053,841         16,538,641          4,505,811          4,636,009
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  Operations                                     5,285,473         12,862,499          3,704,867          3,034,174
Contractholder transactions--Note G:
  Net payments received from
   contract owners                              16,092,719         19,581,152          4,387,638          5,338,083
  Transfers between divisions
   (including fixed account), net              (19,762,693)       (17,886,066)        (3,855,229)        (4,680,652)
  Transfers of cost of insurance               (10,087,609)       (11,456,136)        (2,551,658)        (2,829,971)
  Transfers for contract benefits
   and terminations                             (2,302,318)        (2,553,399)          (375,277)          (640,679)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                 (16,059,901)       (12,314,449)        (2,394,526)        (2,813,219)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets          (10,774,428)           548,050          1,310,341            220,955
Balance at beginning of period                 161,378,964        160,830,914         30,419,075         30,198,120
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $   150,604,536    $   161,378,964    $    31,729,416    $    30,419,075
                                           ===============    ===============    ===============    ===============

                                                          JPVF                                  JPVF
                                                    STRATEGIC GROWTH                        S&P 500 INDEX
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $      (270,018)   $      (644,332)   $     1,650,200    $       745,326
  Realized loss                                 (3,507,278)        (3,743,875)          (173,174)        (1,293,037)
  Unrealized appreciation during
   the year                                      7,547,616         10,650,749          5,740,329         17,292,017
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  Operations                                     3,770,320          6,262,542          7,217,355         16,744,306
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               8,726,690         10,568,637         24,079,016         30,037,443
  Transfers between divisions
   (including fixed account), net               (9,759,373)        (7,943,048)       (15,923,901)       (10,637,219)
  Transfers of cost of insurance                (5,057,318)        (5,649,230)       (12,551,974)       (13,464,188)
  Transfers for contract benefits
   and terminations                             (1,098,988)        (1,203,059)        (2,260,740)        (3,776,422)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (7,188,989)        (4,226,700)        (6,657,599)         2,159,614
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets           (3,418,669)         2,035,842            559,756         18,903,920
Balance at beginning of period                  77,440,247         75,404,405        189,867,113        170,963,193
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    74,021,578    $    77,440,247    $   190,426,869    $   189,867,113
                                           ===============    ===============    ===============    ===============

See notes to financial statements.

                                                          JPVF                                  JPVF
                                                         VALUE                             MID-CAP GROWTH
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       286,033    $        67,949    $       (90,901)   $       (90,997)
  Realized gain (loss)                           1,779,698            613,395            578,062          1,297,921
  Unrealized appreciation
   (depreciation) during the year                2,791,131          6,255,087            666,897            (87,429)
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     4,856,862          6,936,431          1,154,058          1,119,495
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               7,155,747          8,187,103          1,342,113          1,639,690
  Transfers between divisions
   (including fixed account), net               (6,291,597)        (8,114,846)          (257,414)        (3,710,234)
  Transfers of cost of insurance                (4,512,090)        (4,725,167)          (727,738)          (794,832)
  Transfers for contract benefits
   and terminations                             (1,039,113)        (1,008,909)           (90,228)          (130,637)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (4,687,053)        (5,661,819)           266,733         (2,996,013)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets              169,809          1,274,612          1,420,791         (1,876,518)
Balance at beginning of period                  69,609,453         68,334,841         11,881,089         13,757,607
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    69,779,262    $    69,609,453    $    13,301,880    $    11,881,089
                                           ===============    ===============    ===============    ===============

                                                          JPVF                                  JPVF
                                                     MID-CAP VALUE                         SMALL COMPANY
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $      (201,601)   $      (188,571)   $      (521,593)   $      (539,276)
  Realized gain (loss)                           3,595,627          1,701,817           (327,919)        (1,417,971)
  Unrealized appreciation
   (depreciation) during the year               (1,242,301)         1,684,273          7,136,869          5,018,653
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     2,151,725          3,197,519          6,287,357          3,061,406
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               2,702,361          2,943,478          5,937,873          7,059,663
  Transfers between divisions
   (including fixed account), net               (2,470,883)        (2,591,194)        (5,153,931)        (9,191,323)
  Transfers of cost of insurance                (1,367,275)        (1,397,070)        (4,086,205)        (4,452,787)
  Transfers for contract benefits
   and terminations                               (309,643)          (331,961)          (873,262)          (971,847)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (1,445,440)        (1,376,747)        (4,175,525)        (7,556,294)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets              706,285          1,820,772          2,111,832         (4,494,888)
Balance at beginning of period                  24,809,053         22,988,281         62,507,310         67,002,198
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    25,515,338    $    24,809,053    $    64,619,142    $    62,507,310
                                           ===============    ===============    ===============    ===============


See notes to financial statements.

                                                          JPVF                                  JPVF
                                                     SMALL-CAP VALUE                    INTERNATIONAL EQUITY
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $      (201,341)   $      (201,107)   $       (94,139)   $      (163,901)
  Realized gain                                  3,263,700          1,706,100            482,936             40,437
  Unrealized appreciation
   (depreciation) during the year               (1,975,208)         2,792,057          5,848,939          4,508,954
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     1,087,151          4,297,050          6,237,736          4,385,490
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               3,587,803          3,642,062          4,356,428          4,349,283
  Transfers between divisions
   (including fixed account), net               (4,248,459)        (1,539,661)           533,554            348,185
  Transfers of cost of insurance                (1,368,424)        (1,491,274)        (2,251,214)        (2,173,933)
  Transfers for contract benefits
   and terminations                               (156,788)          (353,650)          (373,055)          (696,051)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (2,185,868)           257,477          2,265,713          1,827,484
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets           (1,098,717)         4,554,527          8,503,449          6,212,974
Balance at beginning of period                  27,222,102         22,667,575         32,996,324         26,783,350
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    26,123,385    $    27,222,102    $    41,499,773    $    32,996,324
                                           ===============    ===============    ===============    ===============

                                                          JPVF                                  JPVF
                                                   WORLD GROWTH STOCK                      HIGH YIELD BOND
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       679,668    $       259,888    $       917,993    $       907,873
  Realized gain                                  4,391,961            826,273            141,237            258,681
  Unrealized appreciation
   (depreciation) during the year                3,994,101         16,813,145           (924,401)           113,218
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     9,065,730         17,899,306            134,829          1,279,772
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               9,213,605          9,548,011          1,895,062          2,108,742
  Transfers between divisions
   (including fixed account), net               (4,869,561)        (7,325,279)        (2,247,974)            42,066
  Transfers of cost of insurance                (7,201,680)        (7,161,091)        (1,065,962)        (1,144,482)
  Transfers for contract benefits
   and terminations                             (1,965,508)        (1,637,643)          (170,694)          (509,989)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (4,823,144)        (6,576,002)        (1,589,568)           496,337
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets            4,242,586         11,323,304         (1,454,739)         1,776,109
Balance at beginning of period                 118,519,113        107,195,809         16,678,741         14,902,632
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $   122,761,699    $   118,519,113    $    15,224,002    $    16,678,741
                                           ===============    ===============    ===============    ===============

See notes to financial statements.

                                                          JPVF                                  JPVF
                                                        BALANCED                            MONEY MARKET
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       741,294    $       480,254    $       (29,038)   $       (27,172)
  Realized gain (loss)                             614,620            236,959            278,681            (92,972)
  Unrealized appreciation
  (depreciation) during the year                   980,997          3,716,998            624,774            120,431
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     2,336,911          4,434,211            874,417                287
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               6,165,537          7,241,748         12,590,116         12,091,468
  Transfers between divisions
   (including fixed account), net               (5,626,395)        (4,808,030)        (8,120,833)        (7,045,241)
  Transfers of cost of insurance                (3,908,347)        (4,220,372)        (3,787,319)        (4,018,943)
  Transfers for contract benefits
   and terminations                             (1,194,877)        (1,448,570)          (690,671)        (1,190,055)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (4,564,082)        (3,235,224)            (8,707)          (162,771)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets           (2,227,171)         1,198,987            865,710           (162,484)
Balance at beginning of period                  55,033,441         53,834,454         39,988,097         40,150,581
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    52,806,270    $    55,033,441    $    40,853,807    $    39,988,097
                                           ===============    ===============    ===============    ===============

                                                    AMERICAN CENTURY                      AMERICAN CENTURY
                                                    VP INTERNATIONAL                          VP VALUE
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $        67,267    $       (22,602)   $        (2,102)   $         3,054
  Realized gain (loss)                             690,622            207,301            968,054            510,271
  Unrealized appreciation
  (depreciation) during the year                   996,202          1,041,452           (650,626)           395,224
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  Operations                                     1,754,091          1,226,151            315,326            908,549
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               2,859,636          1,848,009          1,146,726            917,485
  Transfers between divisions
   (including fixed account), net                  158,088          1,365,571           (325,491)         3,143,389
  Transfers of cost of insurance                  (809,871)          (720,879)          (501,684)          (426,989)
  Transfers for contract benefits
   and terminations                                (26,818)          (123,946)           (76,255)           (97,190)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                   2,181,035          2,368,755            243,296          3,536,695
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets            3,935,126          3,594,906            558,622          4,445,244
Balance at beginning of period                  11,357,506          7,762,600          8,445,722          4,000,478
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    15,292,632    $    11,357,506    $     9,004,344    $     8,445,722
                                           ===============    ===============    ===============    ===============

See notes to financial statements.

                                                     AMERICAN FUNDS                        AMERICAN FUNDS
                                                         GROWTH                            GROWTH-INCOME
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)             $         9,192    $       (93,326)   $       161,187    $        39,681
  Realized gain                                    313,970            228,637            313,930            180,369
  Unrealized appreciation
   (depreciation) during the year                3,994,152          1,912,955            861,560          1,267,649
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     4,317,314          2,048,266          1,336,677          1,487,699
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               5,434,113          3,777,675          4,455,098          3,239,420
  Transfers between divisions
   (including fixed account), net                7,395,643          9,924,968          4,133,002          8,291,077
  Transfers of cost of insurance                (2,210,091)        (1,439,836)        (1,707,992)        (1,177,557)
  Transfers for contract benefits
   and terminations                               (200,875)          (228,159)          (209,713)          (299,879)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  10,418,790         12,034,648          6,670,395         10,053,061
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets                      14,736,104         14,082,914          8,007,072         11,540,760
Balance at beginning of period                  23,008,343          8,925,429         19,651,267          8,110,507
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    37,744,447    $    23,008,343    $    27,658,339    $    19,651,267
                                           ===============    ===============    ===============    ===============

                                                      FIDELITY(R)                            FIDELITY(R)
                                                   VIP CONTRAFUND(R)                       VIP EQUITY-INCOME
                                                        DIVISION                               DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)             $      (511,555)   $      (417,425)   $       395,323    $       286,498
  Realized gain                                  1,613,406            704,061          2,327,370            605,505
  Unrealized appreciation
   (depreciation) during the year               12,967,958         10,639,583           (344,479)         3,456,966
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                    14,069,809         10,926,219          2,378,214          4,348,969
Contractholder transactions--Note G:
  Net payments received from
   contract owners                              10,412,467         10,417,069          6,373,615          6,295,767
  Transfers between divisions
   (including fixed account), net                2,354,330         (4,413,507)        (3,172,525)          (239,980)
  Transfers of cost of insurance                (6,015,143)        (5,877,408)        (2,919,632)        (3,074,760)
  Transfers for contract benefits
   and terminations                             (1,173,909)        (1,288,304)          (596,759)          (992,670)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                   5,577,745         (1,162,150)          (315,301)         1,988,357
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets                      19,647,554          9,764,069          2,062,913          6,337,326
Balance at beginning of period                  87,098,143         77,334,074         44,992,916         38,655,590
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $   106,745,697    $    87,098,143    $    47,055,829    $    44,992,916
                                           ===============    ===============    ===============    ===============

See notes to financial statements.

                                                       FIDELITY(R)                           FIDELITY(R)
                                                       VIP GROWTH                          VIP HIGH INCOME
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $      (135,192)   $      (248,026)   $        90,044    $        51,577
  Realized gain (loss)                            (781,102)        (1,478,541)           (58,440)           (37,626)
  Unrealized appreciation
   (depreciation) during the year                3,023,491          2,855,932            (21,270)            43,624
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     2,107,197          1,129,365             10,334             57,575
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               6,719,143          7,920,437                230                248
  Transfers between divisions
   (including fixed account), net               (5,551,088)        (5,665,875)           (72,645)           (26,056)
  Transfers of cost of insurance                (3,456,240)        (3,977,955)           (28,472)           (34,104)
  Transfers for contract benefits
   and terminations                               (580,996)          (910,466)            (4,128)            (1,924)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (2,869,181)        (2,633,859)          (105,015)           (61,836)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets             (761,984)        (1,504,494)           (94,681)            (4,261)
Balance at beginning of period                  45,522,831         47,027,325            706,277            710,538
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    44,760,847    $    45,522,831    $       611,596    $       706,277
                                           ===============    ===============    ===============    ===============

                                               FIDELITY(R) VIP INVESTMENT                 FIDELITY(R) VIP
                                                       GRADE BOND                             MID CAP
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       193,646    $        94,287    $      (121,990)   $       (43,001)
  Realized gain (loss)                             152,321             94,125            725,211             (6,551)
  Unrealized appreciation
   (depreciation) during the year                 (234,674)            (1,135)         2,107,547          1,148,524
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                       111,293            187,277          2,710,768          1,098,972
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               2,511,945          1,694,431          2,334,326          1,037,978
  Transfers between divisions
   (including fixed account), net                3,621,983          2,947,135          8,429,911          6,923,531
  Transfers of cost of insurance                  (888,151)          (509,248)        (1,020,724)          (401,892)
  Transfers for contract benefits
   and terminations                               (134,677)          (238,455)          (173,218)           (21,400)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                   5,111,100          3,893,863          9,570,295          7,538,217
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets            5,222,393          4,081,140         12,281,063          8,637,189
Balance at beginning of period                   7,144,156          3,063,016          9,820,888          1,183,699
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    12,366,549    $     7,144,156    $    22,101,951    $     9,820,888
                                           ===============    ===============    ===============    ===============

See notes to financial statements.

                                                FRANKLIN SMALL CAP VALUE                   GOLDMAN SACHS
                                                       SECURITIES                        VIT CAPITAL GROWTH
                                                        DIVISION                               DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $           992    $       (26,811)   $       (17,625)   $         1,935
  Realized gain (loss)                             529,202            156,627             20,693             14,176
  Unrealized appreciation during the
   year                                            373,562            666,508             84,521            154,395
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                       903,756            796,324             87,589            170,506
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               1,590,997            654,258            854,733            457,227
  Transfers between divisions
   (including fixed account), net                2,912,961          4,437,229          1,078,136            242,176
  Transfers of cost of insurance                  (606,755)          (236,953)          (328,017)          (186,991)
  Transfers for contract benefits
   and terminations                                (60,103)           (43,298)           (22,064)           (22,257)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                   3,837,100          4,811,236          1,582,788            490,155
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets            4,740,856          5,607,560          1,670,377            660,661
Balance at beginning of period                   7,496,427          1,888,867          2,370,892          1,710,231
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    12,237,283    $     7,496,427    $     4,041,269    $     2,370,892
                                           ===============    ===============    ===============    ===============

                                                         MFS(R)                                MFS(R)
                                                    RESEARCH SERIES                       UTILITIES SERIES
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       (57,845)   $        40,912    $       (64,978)   $       117,738
  Realized gain (loss)                            (290,258)          (756,324)         1,411,941            (92,451)
  Unrealized appreciation during the
   year                                          1,488,668          3,032,087          2,883,766          5,695,908
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     1,140,565          2,316,675          4,230,729          5,721,195
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               2,268,815          2,678,177          3,566,463          3,250,126
  Transfers between divisions
   (including fixed account), net               (2,171,545)        (2,499,149)           268,214            362,667
  Transfers of cost of insurance                (1,274,434)        (1,420,610)        (2,177,611)        (1,805,865)
  Transfers for contract benefits
   and terminations                               (187,258)          (339,738)          (524,765)          (355,493)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (1,364,422)        (1,581,320)         1,132,301          1,451,435
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets             (223,857)           735,355          5,363,030          7,172,630
Balance at beginning of period                  17,528,479         16,793,124         25,854,073         18,681,443
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    17,304,622    $    17,528,479    $    31,217,103    $    25,854,073
                                           ===============    ===============    ===============    ===============

See notes to financial statements.

                                                         PIMCO                                PROFUND
                                                      TOTAL RETURN                           VP ASIA 30
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                                                                      PERIOD FROM
                                                                                                     MAY 4, 2004(a)
                                                YEARS ENDED DECEMBER 31,            YEAR ENDED          THROUGH
                                           ----------------------------------      DECEMBER 31,       DECEMBER 31,
                                                2005               2004               2005                2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)             $     2,213,458    $       800,932    $        (9,852)   $           333
  Realized gain                                  1,506,532          1,286,695             41,148              9,695
  Unrealized appreciation
   (depreciation) during the year               (2,334,980)           863,242            284,703             27,482
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     1,385,010          2,950,869            315,999             37,510
Contractholder transactions--Note G:
  Net payments received from
   contract owners                              14,948,850         12,589,399            286,834             30,351
  Transfers between divisions
   (including fixed account), net               (1,535,670)        (3,255,655)         3,636,254            532,395
  Transfers of cost of insurance                (5,502,140)        (5,648,099)           (89,036)            (7,074)
  Transfers for contract benefits
   and terminations                               (881,616)        (1,178,674)           (35,549)            (4,850)
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets derived
  from contractholder transactions               7,029,424          2,506,971          3,798,503            550,822
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets                       8,414,434          5,457,840          4,114,502            588,332
Balance at beginning of period                  77,202,648         71,744,808            588,332                 --
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    85,617,082    $    77,202,648    $     4,702,834    $       588,332
                                           ===============    ===============    ===============    ===============

                                                        PROFUND                               PROFUND
                                                      VP EUROPE 30                         VP FINANCIALS
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                                PERIOD FROM
                                                              MAY 17, 2004(a)
                                              YEAR ENDED          THROUGH             YEARS ENDED DECEMBER 31,
                                             DECEMBER 31,       DECEMBER 31,     ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)             $        (4,592)   $          (254)   $            (7)   $       (23,783)
  Realized gain                                     94,097              5,014             65,903            288,649
  Unrealized appreciation
   (depreciation) during the year                  (22,552)            17,682             33,909            (24,681)
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                        66,953             22,442             99,805            240,185
Contractholder transactions--Note G:
  Net payments received from
   contract owners                                 151,431             15,581            279,641            397,347
  Transfers between divisions
   (including fixed account), net                  865,568            288,963            (78,423)          (101,461)
  Transfers of cost of insurance                   (61,468)            (8,857)          (151,244)          (210,695)
  Transfers for contract benefits
   and terminations                                (28,445)              (110)           (11,826)           (16,283)
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets derived
  from contractholder transactions                 927,086            295,577             38,148             68,908
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets                         994,039            318,019            137,953            309,093
Balance at beginning of period                     318,019                 --          3,107,729          2,798,636
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $     1,312,058    $       318,019    $     3,245,682    $     3,107,729
                                           ===============    ===============    ===============    ===============

(a) Commencement of operations

See notes to financial statements.

                                                                                             PROFUND VP
                                                       PROFUND VP                            LARGE-CAP
                                                       HEALTH CARE                             GROWTH
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                                                                      PERIOD FROM
                                                                                                    JUNE 1, 2004(a)
                                                YEARS ENDED DECEMBER 31,            YEAR ENDED          THROUGH
                                           ----------------------------------      DECEMBER 31,       DECEMBER 31,
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment loss                      $       (31,435)   $       (30,800)   $        (5,865)   $        (1,709)
  Realized gain (loss)                             161,150             64,505             12,320                 35
  Unrealized appreciation
   (depreciation) during the year                  116,532            (98,765)            (2,937)            14,392
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  from operations                                  246,247            (65,060)             3,518             12,718
Contractholder transactions--Note G:
  Net payments received from
   contract owners                                 563,610            486,699             72,809              8,815
  Transfers between divisions
   (including fixed account), net                  (66,725)           881,445            (31,341)           535,316
  Transfers of cost of insurance                  (257,759)          (275,449)           (47,756)           (18,317)
  Transfers for contract benefits
   and terminations                                (44,219)          (157,682)            (5,369)          (142,161)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                     194,907            935,013            (11,657)           383,653
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets              441,154            869,953             (8,139)           396,371
Balance at beginning of period                   2,550,549          1,680,596            396,371                 --
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $     2,991,703    $     2,550,549    $       388,232    $       396,371
                                           ===============    ===============    ===============    ===============

                                                       PROFUND VP                            PROFUND VP
                                                       LARGE-CAP                            RISING RATES
                                                         VALUE                               OPPORTUNITY
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                                PERIOD FROM                           PERIOD FROM
                                                              MAY 21, 2004(a)                        MAY 3, 2004(a)
                                              YEAR ENDED          THROUGH           YEAR ENDED          THROUGH
                                             DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment loss                      $        (6,366)   $        (7,598)   $       (16,040)   $        (9,067)
  Realized gain (loss)                              61,648            159,156           (279,086)          (163,650)
  Unrealized appreciation
   (depreciation) during the year                   24,417             19,718             60,931           (162,495)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  from operations                                   79,699            171,276           (234,195)          (335,212)
Contractholder transactions--Note G:
  Net payments received from
   contract owners                                 145,133             35,516            130,806            113,750
  Transfers between divisions
   (including fixed account), net                  274,391            202,409            142,404          2,095,804
  Transfers of cost of insurance                   (60,167)           (39,571)          (135,318)           (72,223)
  Transfers for contract benefits
   and terminations                                (19,456)            (7,574)           (24,961)          (117,791)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                     339,901            190,780            112,931          2,019,540
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets              419,600            362,056           (121,264)         1,684,328
Balance at beginning of period                     362,056                 --          1,684,328                 --
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $       781,656    $       362,056    $     1,563,064    $     1,684,328
                                           ===============    ===============    ===============    ===============

(a)Commencement of operations

See notes to financial statements.

                                                       PROFUND VP                            PROFUND VP
                                                        SMALL-CAP                             SMALL-CAP
                                                         GROWTH                                 VALUE
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                                PERIOD FROM                           PERIOD FROM
                                                              JUNE 1, 2004(a)                        MAY 7, 2004(a)
                                             YEAR ENDED           THROUGH           YEAR ENDED          THROUGH
                                             DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       (17,661)   $        (3,487)   $        (9,428)   $       (10,992)
  Realized gain (loss)                              27,952             71,672           (269,213)           124,406
  Unrealized appreciation
   (depreciation) during the year                   55,784             54,761            155,207            153,034
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  from operations                                   66,075            122,946           (123,434)           266,448
Contractholder transactions--Note G:
  Net payments received from contract
   owners                                          219,557             24,066            154,249             45,996
  Transfers between divisions
   (including fixed account), net                 (249,344)         2,048,914         (2,727,357)         3,384,137
  Transfers of cost of insurance                  (126,305)           (20,622)           (84,810)           (58,408)
  Transfers for contract benefits
   and terminations                                (47,294)               473             (6,286)          (147,220)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                    (203,386)         2,052,831         (2,664,204)         3,224,505
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets             (137,311)         2,175,777         (2,787,638)         3,490,953
Balance at beginning of period                   2,175,777                 --          3,490,953                 --
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $     2,038,466    $     2,175,777    $       703,315    $     3,490,953
                                           ===============    ===============    ===============    ===============

                                                                                              PROFUND VP
                                                         PROFUND                           U.S. GOVERNMENT
                                                      VP TECHNOLOGY                             PLUS
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                                                                      PERIOD FROM
                                                                                                    MAY 24, 2004(a)
                                                YEARS ENDED DECEMBER 31,            YEAR ENDED         THROUGH
                                           ----------------------------------      DECEMBER 31,       DECEMBER 31,
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       (16,424)   $       (42,586)   $        10,029    $         1,104
  Realized gain (loss)                             216,238            785,548             12,029             30,496
  Unrealized appreciation
   (depreciation) during the year                 (259,321)          (960,870)            (2,570)            10,496
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  from operations                                  (59,507)          (217,908)            19,488             42,096
Contractholder transactions--Note G:
  Net payments received from contract
   owners                                          541,343          1,071,700            130,485             12,639
  Transfers between divisions
   (including fixed account), net                 (273,954)        (4,932,404)           594,115            162,413
  Transfers of cost of insurance                  (284,948)          (406,697)           (52,344)            (9,683)
  Transfers for contract benefits
   and terminations                                (38,726)           (90,294)           (40,312)              (372)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                     (56,285)        (4,357,695)           631,944            164,997
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets             (115,792)        (4,575,603)           651,432            207,093
Balance at beginning of period                   4,204,610          8,780,213            207,093                 --
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $     4,088,818    $     4,204,610    $       858,525    $       207,093
                                           ===============    ===============    ===============    ===============

(a) Commencement of operations

See notes to financial statements.

                                                        SCUDDER                            T. ROWE PRICE
                                                 VIT SMALL CAP INDEX                       MID-CAP GROWTH
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       (40,224)   $       (52,437)   $       (71,504)   $       (83,666)
  Realized gain (loss)                             635,403            459,451          1,211,904            942,418
  Unrealized appreciation
   (depreciation) during the year                 (280,364)           961,644             62,357            700,347
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                       314,815          1,368,658          1,202,757          1,559,099
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               1,790,881          1,659,915          1,763,465          1,881,134
  Transfers between divisions
   (including fixed account), net                 (505,032)         1,933,875         (2,852,573)        (3,785,818)
  Transfers of cost of insurance                  (732,890)          (653,585)          (531,804)          (719,290)
  Transfers for contract benefits
   and terminations                                (63,956)          (351,797)          (106,825)          (333,037)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                     489,003          2,588,408         (1,727,737)        (2,957,011)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets              803,818          3,957,066           (524,980)        (1,397,912)
Balance at beginning of period                  11,218,321          7,261,255         10,534,991         11,932,903
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    12,022,139    $    11,218,321    $    10,010,011    $    10,534,991
                                           ===============    ===============    ===============    ===============

                                                       TEMPLETON                             VANGUARD(R)
                                                   FOREIGN SECURITIES                     VIF MID-CAP INDEX
                                                        DIVISION                              DIVISION
                                           ----------------------------------    ----------------------------------
                                                2005               2004               2005               2004
                                           ---------------    ---------------    ---------------    ---------------
INCREASE (DECREASE)
IN NET ASSETS
Operations:
  Net investment income (loss)             $       377,017    $       221,815    $        40,968    $         7,656
  Realized gain (loss)                            (180,324)        (1,380,920)           817,734            443,905
  Unrealized appreciation
   (depreciation) during the year                7,651,590         13,954,373          1,303,037          1,772,183
                                           ---------------    ---------------    ---------------    ---------------
Net increase in net assets from
  operations                                     7,848,283         12,795,268          2,161,739          2,223,744
Contractholder transactions--Note G:
  Net payments received from
   contract owners                               9,974,816          9,139,151          2,918,747          1,935,578
  Transfers between divisions
   (including fixed account), net               (7,781,114)          (547,062)        (1,015,199)         6,194,991
  Transfers of cost of insurance                (4,863,803)        (4,608,989)        (1,239,998)          (914,618)
  Transfers for contract benefits
   and terminations                             (1,029,903)        (1,247,614)          (166,764)          (482,880)
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets
  derived from contractholder
  transactions                                  (3,700,004)         2,735,486            496,786          6,733,071
                                           ---------------    ---------------    ---------------    ---------------
Net increase (decrease) in net assets            4,148,279         15,530,754          2,658,525          8,956,815
Balance at beginning of period                  85,801,430         70,270,676         17,761,341          8,804,526
                                           ---------------    ---------------    ---------------    ---------------
Balance at end of period                   $    89,949,709    $    85,801,430    $    20,419,866    $    17,761,341
                                           ===============    ===============    ===============    ===============

See notes to financial statements.

                                                                                VANGUARD(R)                    VANGUARD(R)
                                                                               VIF REIT INDEX          VIF SMALL COMPANY GROWTH
                                                                                 DIVISION                       DIVISION
                                                                        ---------------------------   ---------------------------
                                                                            2005           2004           2005           2004
                                                                        ------------   ------------   ------------   ------------
INCREASE IN NET ASSETS
Operations:
  Net investment income (loss)                                          $    453,345   $    276,548   $   (114,591)  $    (82,957)
  Realized gain                                                            2,406,452      1,070,159        984,569        541,917
  Unrealized appreciation (depreciation) during the year                    (347,886)     3,244,916        (19,666)     1,135,394
                                                                        ------------   ------------   ------------   ------------
Net increase in net assets from operations                                 2,511,911      4,591,623        850,312      1,594,354
Contractholder transactions--Note G:
  Net payments received from contract owners                               3,681,924      2,784,523      2,691,363      2,009,534
  Transfers between divisions (including fixed account), net                 170,025      3,708,277        298,511      1,126,659
  Transfers of cost of insurance                                          (1,739,259)    (1,311,085)      (883,706)      (775,937)
  Transfers for contract benefits and terminations                          (358,344)      (254,709)      (109,790)      (116,519)
                                                                        ------------   ------------   ------------   ------------
Net increase in net assets derived from contractholder transactions        1,754,346      4,927,006      1,996,378      2,243,737
                                                                        ------------   ------------   ------------   ------------
Net increase in net assets                                                 4,266,257      9,518,629      2,846,690      3,838,091
Balance at beginning of period                                            22,658,036     13,139,407     14,144,688     10,306,597
                                                                        ------------   ------------   ------------   ------------
Balance at end of period                                                $ 26,924,293   $ 22,658,036   $ 16,991,378   $ 14,144,688
                                                                        ============   ============   ============   ============

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF SEPARATE ACCOUNT A
                                DECEMBER 31, 2005

NOTE A--ORGANIZATION

Jefferson Pilot Financial Separate Account A (the "Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company (JP Financial). The Separate Account is organized as a unit investment trust registered under the Investment Company Act of 1940 as amended. The Separate Account was established for the purpose of funding flexible premium variable life insurance policies issued by JP Financial. As of December 31, 2005, the Separate Account is comprised of forty-six investment divisions, fourteen of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., two of which invest in certain American Century VP funds, two of which invest in certain American funds, six of which invest in certain Fidelity(R) portfolios, one of which invests in Franklin Small Cap Value Securities Fund, one of which invests in the Goldman Sachs VIT Capital Growth Fund, two of which invest in certain MFS(R) funds, one of which invests in the PIMCO Total Return Portfolio, eleven of which invest in certain ProFund VP funds, one of which invests in the Scudder VIT Small Cap Index Fund, one of which invests in the T. Rowe Price Mid-Cap Growth Portfolio, one of which invests in the Templeton Foreign Securities Fund, and three of which invest in certain Vanguard(R) VIF portfolios, all diversified Series Investment Companies.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above forty-six portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                               PURCHASES            SALES
                                            --------------      -------------
JPVF Capital Growth Division                $    1,207,130      $  18,379,646
JPVF Growth Division                             2,984,794          5,632,238
JPVF Strategic Growth Division                   1,306,129          8,778,531
JPVF S&P 500 Index Division                     16,286,697         21,367,699
JPVF Value Division                              6,517,827         10,926,347
JPVF Mid-Cap Growth Division                     3,804,803          3,644,026
JPVF Mid-Cap Value Division                      7,198,997          6,210,809
JPVF Small Company Division                      2,362,078          7,075,033
JPVF Small-Cap Value Division                    5,120,590          5,179,774
JPVF International Equity Division               5,720,087          3,564,512
JPVF World Growth Stock Division                 8,423,137          9,934,894

                                               PURCHASES            SALES
                                            --------------      -------------
JPVF High Yield Bond Division               $    3,649,652      $   4,317,352
JPVF Balanced Division                           3,819,448          7,648,180
JPVF Money Market Division                      33,906,544         34,010,353
American Century VP International Division       6,754,061          4,512,686
American Century VP Value Division               5,810,912          4,714,756
American Funds Growth Division                  13,453,097          3,033,456
American Funds Growth-Income Division            9,650,543          2,736,325
Fidelity(R) VIP Contrafund(R)Division           12,746,671          7,729,407
Fidelity(R) VIP Equity-Income Division           9,402,549          7,676,845
Fidelity(R) VIP Growth Division                  1,650,499          4,665,770
Fidelity(R) VIP High Income Division                95,892            110,828
Fidelity(R) VIP Investment Grade Bond
  Division                                       6,195,807            732,769
Fidelity(R) VIP Mid Cap Division                14,842,410          5,259,472
Franklin Small Cap Value Securities
  Division                                       9,360,577          5,474,892
Goldman Sachs VIT Capital Growth Division        3,029,663          1,463,911
MFS(R) Research Series Division                    603,956          2,026,362
MFS(R) Utilities Series Division                 8,889,561          7,821,242
PIMCO Total Return Division                     17,387,389          6,988,293
ProFund VP Asia 30 Division                      5,713,526          1,924,743
ProFund VP Europe 30 Division                    1,376,438            361,663
ProFund VP Financials Division                     706,890            666,576
ProFund VP Health Care Division                  4,412,087          4,250,289
ProFund VP Large-Cap Growth Division             1,922,300          1,938,948
ProFund VP Large-Cap Value Division              1,541,730          1,202,108
ProFund VP Rising Rates Opportunity
  Division                                       3,240,544          3,140,434
ProFund VP Small-Cap Growth Division             2,986,704          3,207,496
ProFund VP Small-Cap Value Division              1,014,131          3,629,087
ProFund VP Technology Division                   1,630,830          1,583,030
ProFund VP U.S. Government Plus Division         1,328,975            688,270
Scudder VIT Small Cap Index Division             3,185,425          2,490,801
T. Rowe Price Mid-Cap Growth Division            1,594,762          2,848,608
Templeton Foreign Securities Division            9,094,909         12,457,134
Vanguard(R) VIF Mid-Cap Index Division           5,710,759          5,192,089
Vanguard(R) VIF REIT Index Division              9,360,803          5,738,900
Vanguard(R) VIF Small Company Growth
  Division                                       4,574,537          1,947,187
                                            --------------      -------------
Total                                       $  281,576,850      $ 264,883,771
                                            ==============      =============

NOTE D--EXPENSES AND RELATED PARTY TRANSACTIONS

The Separate Account contains the net assets of six variable insurance policies, Ensemble, Ensemble II, Ensemble III, Ensemble EXEC, Ensemble Accumulator and Ensemble Protector. A mortality and expense risk charge payable to JP Financial is accrued daily which will not exceed .6%, .9%, .6%, .6%, .6%, .6% of the average net asset value of each division of the Separate Account on an annual basis for Ensemble, Ensemble II, Ensemble III, Ensemble EXEC, Ensemble Accumulator and Ensemble Protector, respectively.

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable insurance contracts that utilize the "Separate Account." Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.

During the year ended December 31, 2005, JPVF Portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, (JPIA), a registered investment adviser and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

                            CAPITAL                    STRATEGIC                                       MID-CAP       MID-CAP
                           GROWTH(1)    GROWTH(2)      GROWTH(3)      S&P500 INDEX(4)     VALUE(5)     GROWTH(6)     VALUE(7)
                          ----------    ---------    -------------    ---------------    ----------    ---------    ----------
First $25 Million            .75%         .65%           .80%              .24%             .75%         .90%         1.05%
Next $25 Million             .75%         .65%           .80%              .24%             .75%         .85%          .95%
Next $25 Million             .75%         .65%           .75%              .24%             .75%         .85%          .85%
Next $25 Million             .75%         .65%           .75%              .24%             .70%         .80%          .85%
Next $50 Million             .70%         .65%           .70%              .24%             .70%         .80%          .75%
Next $50 Million             .70%         .60%           .70%              .24%             .65%         .70%          .75%
Next $50 Million             .70%         .60%           .70%              .24%             .60%         .70%          .75%
Next $250 Million            .65%         .55%           .65%              .24%             .60%         .65%          .70%
Next $500 Million            .65%         .55%           .60%              .20%             .60%         .65%          .70%
Over $1 Billion              .60%         .55%           .60%              .16%             .60%         .65%          .70%

                            SMALL       SMALL-CAP    INTERNATIONAL      WORLD GROWTH     HIGH YIELD                   MONEY
                          COMPANY(5)     VALUE(8)      EQUITY(9)          STOCK(5)        BOND(10)     BALANCED     MARKET(11)
                          ----------    ---------    -------------    ---------------    ----------    ---------    ----------
First $40 Million            .75%         1.30%          1.00%             .75%             .75%         .65%         .50%
Next $10 Million             .75%         1.05%          1.00%             .75%             .75%         .65%         .50%
Next $10 Million             .75%         1.05%           .95%             .75%             .75%         .65%         .45%
Next $40 Million             .75%          .75%           .95%             .75%             .75%         .65%         .45%
Next $50 Million             .70%          .75%           .90%             .75%            .725%         .55%         .40%
Next $50 Million             .70%          .75%           .85%             .75%            .725%         .55%         .40%
Next $50 Million             .65%          .75%           .85%             .65%            .725%         .50%         .40%
Next $250 Million            .65%          .75%           .80%             .65%             .70%         .50%         .30%
Next $500 Million            .625%         .75%           .80%             .60%             .65%         .50%         .30%
Over $1 Billion              .60%          .75%           .80%             .60%             .60%         .50%         .30%

----------
(1) Prior to May 1, 2005 the management fee was .75% of the first $100 million average daily net assets and .70% over $100 million.
(2) Prior to May 1, 2005 the management fee was .65% of the average daily net assets.
(3) Prior to May 1, 2005 the management fee was .80% of the first $200 million average daily net assets, .75% of the next $1.1 billion and .70% over $1.3 billion.
(4) Prior to May 1, 2005 the management fee was 0.24% of the average daily net assets.
(5) Prior to May 1, 2005 the management fee for each Portfolio was .75% of the first $200 million average daily net assets, .70% for the next $1.1 billion and .65% over $1.3 billion.
(6) Prior to May 1, 2005 the management fee was .90% of the average daily net assets.
(7) Prior to May 1, 2005 the management fee was 1.05% of the average daily net assets.
(8) Prior to May 1, 2005 the management fee was 1.30% of the average daily net assets.
(9) Prior to May 1, 2005 the management fee was 1.00% of the average daily net assets.
(10) Prior to May 1, 2005 the management fee was .75% of the average daily net assets.
(11) Prior to May 1, 2005 the management fee was .50% of the first $200 million average daily net assets, .45% of the next $1.1 billion and .40% over $1.3 billion.

NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life insurance contract will be subject to federal income taxes on the income earned for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisy either a statutory safe habor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.

NOTE F--INVESTMENTS

Following is a summary of fund shares owned by the respective divisions of the Separate Account and the related net asset values at December 31, 2005.

                                                                    NET ASSET
                                                                     VALUE
                                                      SHARES       PER SHARE
                                                   ------------   ------------
JPVF Capital Growth Division                          6,690,483   $      22.51
JPVF Growth Division                                  1,995,603          15.90
JPVF Strategic Growth Division                        4,962,780          14.91
JPVF S&P 500 Index Division                          21,834,682           8.72
JPVF Value Division                                   3,054,826          22.84
JPVF Mid-Cap Growth Division                          1,205,635          11.02
JPVF Mid-Cap Value Division                           1,847,655          13.80
JPVF Small Company Division                           3,959,377          16.32
JPVF Small-Cap Value Division                         1,783,891          14.64
JPVF International Equity Division                    3,402,436          12.19
JPVF World Growth Stock Division                      4,524,929          27.12
JPVF High Yield Division                              1,925,392           7.91
JPVF Balanced Division                                3,786,650          13.94
JPVF Money Market Division                            3,722,472          10.96
American Century VP International Division            1,857,269           8.23
American Century VP Value Division                    1,097,813           8.19
American Funds Growth Division                          639,680          58.98
American Funds Growth-Income Division                   725,093          38.12
Fidelity(R) VIP Contrafund(R) Division                3,437,373          31.03
Fidelity(R) VIP Equity-Income Division                1,845,781          25.49
Fidelity(R) VIP Growth Division                       1,327,863          33.70
Fidelity(R) VIP High Income Division                     99,138           6.17
Fidelity(R) VIP Investment Grade Bond Division          982,849          12.57
Fidelity(R) VIP Mid Cap Division                        635,920          34.67
Franklin Small Cap Value Securities Division            727,860          16.79
Goldman Sachs VIT Capital Growth Division               378,396          10.68
MFS(R)Research Series Division                        1,054,412          16.41
MFS(R)Utilities Series Division                       1,314,798          23.74
PIMCO Total Return Division                           8,325,363          10.24
ProFund VP Asia 30 Division                             105,750          44.47
ProFund VP Europe 30 Division                            46,910          27.96
ProFund VP Financials Division                           93,116          34.84
ProFund VP Health Care Division                         106,704          28.01
ProFund VP Large-Cap Growth Division                     12,190          31.83
ProFund VP Large-Cap Value Division                      22,807          34.26
ProFund VP Rising Rates Opportunity Division             81,762          19.14
ProFund VP Small-Cap Growth Division                     52,529          38.80
ProFund VP Small-Cap Value Division                      21,377          32.88
ProFund VP Technology Division                          274,076          14.91

                                                                    NET ASSET
                                                                      VALUE
                                                     SHARES         PER SHARE
                                                   ------------   ------------
ProFund VP U.S. Government Plus Division                 26,165   $      32.75
Scudder VIT Small Cap Index Division                    835,110          14.39
T. Rowe Price Mid-Cap Growth Division                   395,076          25.32
Templeton Foreign Securities Division                 4,416,271          15.84
Templeton Foreign Securities Division                 1,277,109          15.62
Vanguard(R) VIF Mid-Cap Index Division                1,112,196          18.35
Vanguard(R) VIF REIT Index Division                   1,328,839          20.26
Vanguard(R) VIF Small Company Growth Division           866,037          19.61

For federal income tax purposes, the cost of shares owned at December 31, 2005 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Capital Growth Division
  Issuance of units                            1,189,812   $   23,920,237        1,461,259   $   28,341,987
  Redemptions of units                         1,657,548       39,980,138        1,730,634       40,656,436
                                          --------------   --------------   --------------   --------------
    Net Decrease                                (467,736)  $  (16,059,901)        (269,375)  $  (12,314,449)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Growth Division
  Issuance of units                              724,875   $    8,376,859          927,276   $    8,525,705
  Redemptions of units                           889,917       10,771,385        1,081,814       11,338,924
                                          --------------   --------------   --------------   --------------
    Net Decrease                                (165,042)  $   (2,394,526)        (154,538)  $   (2,813,219)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Strategic Growth Division
  Issuance of units                              978,728   $   12,717,939        1,373,455   $   16,500,591
  Redemptions of units                         1,303,971       19,906,928        1,504,158       20,727,291
                                          --------------   --------------   --------------   --------------
    Net Decrease                                (325,243)  $   (7,188,989)        (130,703)  $   (4,226,700)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF S&P 500 Index Division
  Issuance of units                            3,543,092   $   43,914,459        4,836,601   $   54,517,328
  Redemptions of units                         3,678,226       50,572,058        4,189,481       52,357,714
                                          --------------   --------------   --------------   --------------
    Net Increase (Decrease)                     (135,134)  $   (6,657,599)         647,120   $    2,159,614
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Value Division
  Issuance of units                              648,610   $   16,054,395          629,122   $   12,734,478
  Redemptions of units                           743,331       20,741,448          781,625       18,396,297
                                          --------------   --------------   --------------   --------------
    Net Decrease                                 (94,721)  $   (4,687,053)        (152,503)  $   (5,661,819)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Mid-Cap Growth Division
  Issuance of units                              617,510   $    6,139,511        1,156,356   $   10,016,970
  Redemptions of units                           613,389        5,872,778        1,512,361       13,012,983
                                          --------------   --------------   --------------   --------------
    Net Increase (Decrease)                        4,121   $      266,733         (356,005)  $   (2,996,013)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Mid-Cap Value Division
  Issuance of units                              675,803   $    9,257,888        1,114,084   $   13,611,145
  Redemptions of units                           775,269       10,703,328        1,227,220       14,987,892
                                          --------------   --------------   --------------   --------------
    Net Decrease                                 (99,466)  $   (1,445,440)        (113,136)  $   (1,376,747)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Small Company Division
  Issuance of units                              391,818   $   10,870,575          571,422   $   13,487,634
  Redemptions of units                           520,731       15,046,100          783,647       21,043,928
                                          --------------   --------------   --------------   --------------
    Net Decrease                                (128,913)  $   (4,175,525)        (212,225)  $   (7,556,294)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Small-Cap Value Division
  Issuance of units                              477,412   $    6,956,975        1,053,099   $   14,072,680
  Redemptions of units                           613,388        9,142,843        1,025,841       13,815,203
                                          --------------   --------------   --------------   --------------
    Net Increase (Decrease)                     (135,976)  $   (2,185,868)          27,258   $      257,477
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF International Equity Division
  Issuance of units                            1,317,647   $   12,972,271        1,563,680   $   13,384,409
  Redemptions of units                         1,085,003       10,706,558        1,328,322       11,556,925
                                          --------------   --------------   --------------   --------------
    Net Increase                                 232,644   $    2,265,713          235,358   $    1,827,484
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF World Growth Stock Division
  Issuance of units                              725,753   $   21,324,244          540,781   $   17,244,726
  Redemptions of units                           596,177       26,147,388          564,725       23,820,728
                                          --------------   --------------   --------------   --------------
    Net Increase (Decrease)                      129,576   $   (4,823,144)         (23,944)  $   (6,576,002)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF High Yield Bond Division
  Issuance of units                              459,719   $    5,661,033          898,837   $   10,579,727
  Redemptions of units                           584,593        7,250,601          851,760       10,083,390
                                          --------------   --------------   --------------   --------------
    Net Increase (Decrease)                     (124,874)  $   (1,589,568)          47,077   $      496,337
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Balanced Division
  Issuance of units                              638,059   $   11,157,983        1,000,604   $   18,369,900
  Redemptions of units                           762,677       15,722,065        1,170,848       21,605,124
                                          --------------   --------------   --------------   --------------
    Net Decrease                                (124,618)  $   (4,564,082)        (170,244)  $   (3,235,224)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
JPVF Money Market Division
  Issuance of units                            3,495,004   $   53,265,063        3,663,560   $   52,304,910
  Redemptions of units                         3,451,119       53,273,770        3,572,084       52,467,681
                                          --------------   --------------   --------------   --------------
    Net Increase (Decrease)                       43,885   $       (8,707)          91,476   $     (162,771)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
American Century VP International
  Division
  Issuance of units                              954,957   $    9,140,928          975,888   $    8,184,370
  Redemptions of units                           719,580        6,959,893          708,006        5,815,615
                                          --------------   --------------   --------------   --------------
    Net Increase                                 235,377   $    2,181,035          267,882   $    2,368,755
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
American Century VP Value Division
  Issuance of units                              567,663   $    7,039,453          965,247   $   10,976,510
  Redemptions of units                           547,705        6,796,157          651,005        7,439,815
                                          --------------   --------------   --------------   --------------
    Net Increase                                  19,958   $      243,296          314,242   $    3,536,695
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
American Funds Growth Division
  Issuance of units                            1,449,065   $   20,307,930        1,677,872   $   21,314,641
  Redemptions of units                           712,496        9,889,140          727,349        9,279,993
                                          --------------   --------------   --------------   --------------
    Net Increase                                 736,569   $   10,418,790          950,523   $   12,034,648
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
American Funds Growth-Income Division
  Issuance of units                            1,133,491   $   14,792,904        1,472,191   $   18,552,820
  Redemptions of units                           613,059        8,122,509          671,573        8,499,759
                                          --------------   --------------   --------------   --------------
    Net Increase                                 520,432   $    6,670,395          800,618   $   10,053,061
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
Fidelity(R) VIP Contrafund(R) Division
  Issuance of units                            1,631,615   $   30,339,465        1,292,132   $   21,296,399
  Redemptions of units                         1,228,281       24,761,720        1,242,996       22,458,549
                                          --------------   --------------   --------------   --------------
    Net Increase (Decrease)                      403,334   $    5,577,745           49,136   $   (1,162,150)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
Fidelity(R) VIP Equity-Income Division
  Issuance of units                            1,109,323   $   14,605,602        1,464,949   $   18,063,090
  Redemptions of units                         1,096,596       14,920,903        1,279,560       16,074,733
                                          --------------   --------------   --------------   --------------
    Net Increase (Decrease)                       12,727   $     (315,301)         185,389   $    1,988,357
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
Fidelity(R) VIP Growth Division
  Issuance of units                              940,520   $    9,225,315        1,413,130   $   14,035,803
  Redemptions of units                         1,177,846       12,094,496        1,606,067       16,669,662
                                          --------------   --------------   --------------   --------------
    Net Decrease                                (237,326)  $   (2,869,181)        (192,937)  $   (2,633,859)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
Fidelity(R) VIP High Income Division
  Issuance of units                                  255   $        3,070              493   $        5,630
  Redemptions of units                             9,018          108,085            5,929           67,466
                                          --------------   --------------   --------------   --------------
    Net Decrease                                  (8,763)  $     (105,015)          (5,436)  $      (61,836)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
Fidelity(R) VIP Investment Grade Bond
  Division
  Issuance of units                              764,052   $    8,026,250          817,048   $    8,386,515
  Redemptions of units                           277,354        2,915,150          436,953        4,492,652
                                          --------------   --------------   --------------   --------------
    Net Increase                                 486,698   $    5,111,100          380,095   $    3,893,863
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
Fidelity(R) VIP Mid Cap Division
  Issuance of units                            1,124,601   $   19,436,673          971,534   $   14,164,480
  Redemptions of units                           568,341        9,866,378          470,414        6,626,263
                                          --------------   --------------   --------------   --------------
    Net Increase                                 556,260   $    9,570,295          501,120   $    7,538,217
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
Franklin Small Cap Value Securities
  Division
  Issuance of units                              790,684   $   12,399,650          787,169   $   10,953,865
  Redemptions of units                           534,413        8,562,550          459,747        6,142,629
                                          --------------   --------------   --------------   --------------
    Net Increase                                 256,271   $    3,837,100          327,422   $    4,811,236
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
Goldman Sachs VIT Capital Growth
  Division
  Issuance of units                              448,549   $    3,756,524          185,570   $    1,480,798
  Redemptions of units                           267,806        2,173,736          126,382          990,643
                                          --------------   --------------   --------------   --------------
    Net Increase                                 180,743   $    1,582,788           59,188   $      490,155
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
MFS(R) Research Series Division
  Issuance of units                              298,738   $    3,016,978          460,344   $    4,072,596
  Redemptions of units                           408,880        4,381,400          611,882        5,653,916
                                          --------------   --------------   --------------   --------------
    Net Decrease                                (110,142)  $   (1,364,422)        (151,538)  $   (1,581,320)
                                          ==============   ==============   ==============   ==============

                                                                YEAR ENDED DECEMBER 31,
                                          -----------------------------------------------------------------
                                                        2005                              2004
                                          -------------------------------   -------------------------------
                                               UNITS           AMOUNT            UNITS           AMOUNT
                                          --------------   --------------   --------------   --------------
MFS(R) Utilities Series Division
  Issuance of units                              992,691   $   15,338,054          972,775   $   11,970,551
  Redemptions of units                           893,838       14,205,753          853,930       10,519,116
                                          --------------   --------------   --------------   --------------
    Net Increase                                  98,853   $    1,132,301          118,845   $    1,451,435
                                          ==============   ==============   ==============   ==============

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
PIMCO Total Return Division
  Issuance of units                                  2,301,760   $   28,184,973        2,680,935   $   32,232,483
  Redemptions of units                               1,711,399       21,155,549        2,469,397       29,725,512
                                                --------------   --------------   --------------   --------------
    Net Increase                                       590,361   $    7,029,424          211,538   $    2,506,971
                                                ==============   ==============   ==============   ==============

                                                                                            PERIOD FROM
                                                                                          MAY 4, 2004(a)
                                                          YEAR ENDED                          THROUGH
                                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Asia 30 Division
  Issuance of units                                    539,452   $    6,394,130           56,898   $      590,140
  Redemptions of units                                 228,240        2,595,627            3,779           39,318
                                                --------------   --------------   --------------   --------------
    Net Increase                                       311,212   $    3,798,503           53,119   $      550,822
                                                ==============   ==============   ==============   ==============

                                                                                            PERIOD FROM
                                                                                          MAY 17, 2004(a)
                                                          YEAR ENDED                          THROUGH
                                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Europe 30 Division
  Issuance of units                                    127,880   $    1,451,929           35,563   $      369,007
  Redemptions of units                                  46,330          524,843            6,786           73,430
                                                --------------   --------------   --------------   --------------
    Net Increase                                        81,550   $      927,086           28,777   $      295,577
                                                ==============   ==============   ==============   ==============

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Financials Division
  Issuance of units                                     94,595   $    1,091,300          449,159   $    4,951,687
  Redemptions of units                                  91,129        1,053,152          445,531        4,882,779
                                                --------------   --------------   --------------   --------------
    Net Increase                                         3,466   $       38,148            3,628   $       68,908
                                                ==============   ==============   ==============   ==============

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Health Care Division
  Issuance of units                                    507,520   $    5,208,264          774,662   $    7,917,240
  Redemptions of units                                 479,053        5,013,357          691,572        6,982,227
                                                --------------   --------------   --------------   --------------
    Net Increase                                        28,467   $      194,907           83,090   $      935,013
                                                ==============   ==============   ==============   ==============


----------
(a) Commencement of operations

                                                                                            PERIOD FROM
                                                                                           JUNE 1, 2004(a)
                                                          YEAR ENDED                          THROUGH
                                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Large-Cap Growth Division
  Issuance of units                                    200,653   $    2,038,316           59,260   $      597,055
  Redemptions of units                                 201,500        2,049,973           21,233          213,402
                                                --------------   --------------   --------------   --------------
    Net Increase (Decrease)                               (847)  $      (11,657)          38,027   $      383,653
                                                ==============   ==============   ==============   ==============

                                                                                            PERIOD FROM
                                                                                           MAY 21, 2004(a)
                                                          YEAR ENDED                          THROUGH
                                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Large-Cap Value Division
  Issuance of units                                    165,170   $    1,767,509          517,677   $    5,238,043
  Redemptions of units                                 128,906        1,427,608          485,137        5,047,263
                                                --------------   --------------   --------------   --------------
    Net Increase                                        36,264   $      339,901           32,540   $      190,780
                                                ==============   ==============   ==============   ==============

                                                                                            PERIOD FROM
                                                                                          MAY 3, 2004(a)
                                                          YEAR ENDED                          THROUGH
                                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Rising Rates Opportunity Division
  Issuance of units                                    460,877   $    3,848,435          840,868   $    8,372,952
  Redemptions of units                                 458,578        3,735,504          648,735        6,353,412
                                                --------------   --------------   --------------   --------------
    Net Increase                                         2,299   $      112,931          192,133   $    2,019,540
                                                ==============   ==============   ==============   ==============

                                                                                            PERIOD FROM
                                                                                           JUNE 1, 2004(a)
                                                          YEAR ENDED                          THROUGH
                                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Small-Cap Growth Division
  Issuance of units                                    290,728   $    3,371,805          255,924   $    2,755,614
  Redemptions of units                                 313,726        3,575,191           64,814          702,783
                                                --------------   --------------   --------------   --------------
    Net Increase (Decrease)                            (22,998)  $     (203,386)         191,110   $    2,052,831
                                                ==============   ==============   ==============   ==============

                                                                                            PERIOD FROM
                                                                                           MAY 7, 2004(a)
                                                          YEAR ENDED                          THROUGH
                                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Small-Cap Value Division
  Issuance of units                                    118,580   $    1,386,618          865,941   $    9,415,779
  Redemptions of units                                 352,369        4,050,822          575,418        6,191,274
                                                --------------   --------------   --------------   --------------
    Net Increase (Decrease)                           (233,789)  $   (2,664,204)         290,523   $    3,224,505
                                                ==============   ==============   ==============   ==============

----------
(a) Commencement of operations

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP Technology Division
  Issuance of units                                    229,533   $    2,350,587          378,708   $    3,790,363
  Redemptions of units                                 246,722        2,406,872          820,974        8,148,058
                                                --------------   --------------   --------------   --------------
    Net Decrease                                       (17,189)  $      (56,285)        (442,266)  $   (4,357,695)
                                                ==============   ==============   ==============   ==============

                                                                                            PERIOD FROM
                                                                                          MAY 24, 2004(a)
                                                          YEAR ENDED                          THROUGH
                                                       DECEMBER 31, 2005                 DECEMBER 31, 2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
ProFund VP U.S. Government Plus Division
  Issuance of units                                    128,847   $    1,560,159           60,041   $      620,012
  Redemptions of units                                  76,553          928,215           41,598          455,015
                                                --------------   --------------   --------------   --------------
    Net Increase                                        52,294   $      631,944           18,443   $      164,997
                                                ==============   ==============   ==============   ==============

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
Scudder VIT Small Cap Index Division
  Issuance of units                                    471,666   $    5,765,778          744,475   $    8,521,006
  Redemptions of units                                 434,361        5,276,775          526,991        5,932,598
                                                --------------   --------------   --------------   --------------
    Net Increase                                        37,305   $      489,003          217,484   $    2,588,408
                                                ==============   ==============   ==============   ==============

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
T. Rowe Price Mid-Cap Growth Division
  Issuance of units                                    157,279   $    2,012,655          481,708   $    5,478,271
  Redemptions of units                                 293,957        3,740,392          753,111        8,435,282
                                                --------------   --------------   --------------   --------------
    Net Decrease                                      (136,678)  $   (1,727,737)        (271,403)  $   (2,957,011)
                                                ==============   ==============   ==============   ==============

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
Templeton Foreign Securities Division
  Issuance of units                                  1,431,765   $   21,787,442        1,728,844   $   24,849,450
  Redemptions of units                               1,413,043       25,487,446        1,438,077       22,113,964
                                                --------------   --------------   --------------   --------------
    Net Increase (Decrease)                             18,722   $   (3,700,004)         290,767   $    2,735,486
                                                ==============   ==============   ==============   ==============

----------
(a) Commencement of operations

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
Vanguard(R) VIF Mid-Cap Index Division
  Issuance of units                                    761,771   $    9,927,164        1,338,072   $   15,069,732
  Redemptions of units                                 735,110        9,430,378          763,205        8,336,661
                                                --------------   --------------   --------------   --------------
    Net Increase                                        26,661   $      496,786          574,867   $    6,733,071
                                                ==============   ==============   ==============   ==============

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
Vanguard(R) VIF REIT Index Division
  Issuance of units                                    859,867   $   13,986,052        1,221,712   $   16,605,506
  Redemptions of units                                 747,596       12,231,706          870,037       11,678,500
                                                --------------   --------------   --------------   --------------
    Net Increase                                       112,271   $    1,754,346          351,675   $    4,927,006
                                                ==============   ==============   ==============   ==============

                                                                       YEAR ENDED DECEMBER 31,
                                                -----------------------------------------------------------------
                                                              2005                              2004
                                                -------------------------------   -------------------------------
                                                    UNITS            AMOUNT           UNITS            AMOUNT
                                                --------------   --------------   --------------   --------------
Vanguard(R) VIF Small Company Growth Division
  Issuance of units                                    549,600   $    6,617,394          943,926   $   10,424,477
  Redemptions of units                                 387,601        4,621,016          752,109        8,180,740
                                                --------------   --------------   --------------   --------------
    Net Increase                                       161,999   $    1,996,378          191,817   $    2,243,737
                                                ==============   ==============   ==============   ==============

NOTE H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable universal life contracts, investment income ratio, the expense ratios (excluding expenses for the underlying funds), and total return for each of the periods indicated therein for the year ended December 31, 2005 follows:

                                          AT DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                ----------------------------------   -------------------------------------------------------------
                                 UNITS          UNIT FAIR VALUE        INVESTMENT        EXPENSE RATIO**        TOTAL RETURN***
                                 (000S)        LOWEST TO HIGHEST      INCOME RATIO*     LOWEST TO HIGHEST      LOWEST TO HIGHEST
                                -------      ---------------------   ---------------   -------------------   ---------------------
JPVF Capital Growth Division
   2005                           5,966         $6.33 to $38.36            0.13%          .60% to .90%             3.84% to 4.15%
   2004                           6,433         $6.08 to $36.94            0.00%(a)       .60% to .90%             8.49% to 8.82%
   2003                           6,703         $5.59 to $34.06            0.00%(a)       .60% to .90%           25.84% to 26.22%
   2002                           7,248         $4.43 to $27.06            0.00%(a)       .60% to .90%         -31.73% to -31.53%
   2001                           7,059         $6.46 to $39.65            0.00%(a)       .60% to .90%         -25.87% to -25.64%
JPVF Growth Division
   2005                           2,758         $6.87 to $17.11            0.00%(a)       .60% to .90%           12.93% to 13.27%
   2004                           2,923         $6.06 to $15.15            0.00%(a)       .60% to .90%           10.83% to 11.16%
   2003                           3,078         $5.46 to $13.67            0.00%(a)       .60% to .90%           29.68% to 30.07%
   2002                           2,959         $4.19 to $10.54            0.00%(a)       .60% to .90%         -26.20% to -25.97%
   2001                           3,203         $5.67 to $14.28            0.00%(a)       .60% to .90%         -34.36% to -34.16%
JPVF Strategic Growth Division
   2005                           4,770         $5.68 to $21.54            0.48%          .60% to .90%             5.34% to 5.66%
   2004                           5,095         $5.38 to $20.44            0.00%(a)       .60% to .90%             8.68% to 9.01%
   2003                           5,225         $4.93 to $18.81            0.00%(a)       .60% to .90%           30.82% to 31.21%
   2002                           5,484         $3.76 to $14.38            0.00%(a)       .60% to .90%         -34.44% to -34.24%
   2001                           5,470         $5.72 to $21.93            0.00%(a)       .60% to .90%         -35.75% to -35.55%

                                          AT DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                ----------------------------------   -------------------------------------------------------------
                                 UNITS          UNIT FAIR VALUE        INVESTMENT        EXPENSE RATIO**        TOTAL RETURN***
                                 (000S)        LOWEST TO HIGHEST      INCOME RATIO*     LOWEST TO HIGHEST      LOWEST TO HIGHEST
                                -------      ---------------------   ---------------   -------------------   ---------------------
JPVF S&P 500 Index Division
   2005                          14,420         $8.83 to $19.81            1.65%          .60% to .90%             3.76% to 4.07%
   2004                          14,555         $8.49 to $19.09            1.21%          .60% to .90%             9.56% to 9.89%
   2003                          13,908         $7.72 to $17.42            1.22%          .60% to .90%           27.15% to 27.53%
   2002                          12,652         $6.06 to $13.70            1.09%          .60% to .90%         -23.03% to -22.80%
   2001                           9,624         $7.85 to $17.80            0.69%          .60% to .90%         -12.97% to -12.71%
JPVF Value Division
   2005                           2,543        $11.70 to $36.88            1.24%          .60% to .90%             7.02% to 7.34%
   2004                           2,637        $10.90 to $34.46            0.96%          .60% to .90%            8.98% to 10.85%
   2003                           2,790        $10.84 to $31.09            0.84%          .60% to .90%           27.03% to 27.41%
   2002                           2,786         $8.50 to $24.48            0.96%          .60% to .90%         -22.06% to -21.82%
   2001                           2,764        $10.88 to $31.41            0.91%          .60% to .90%             0.63% to 0.93%
JPVF Mid-Cap Growth Division
   2005                           1,246        $10.57 to $13.71            0.00%(a)       .60% to .90%           11.27% to 11.60%
   2004                           1,242          $9.50 to $9.75            0.00%(a)       .60% to .90%           10.84% to 11.17%
   2003                           1,598          $8.57 to $8.77            0.00%(a)       .60% to .90%           48.25% to 48.70%
   2002                             919          $5.78 to $5.90            0.00%(a)       .60% to .90%         -32.23% to -32.03%
   2001                             301          $8.53 to $8.68            0.00%(a)       .60% to .90%         -14.68% to -13.22%
   05/01/01                           4                  $10.00
JPVF Mid-Cap Value Division
   2005                           1,706        $12.10 to $14.98            0.00%(a)       .60% to .90%             9.03% to 9.36%
   2004                           1,805        $11.06 to $13.74            0.00%(a)       .60% to .90%           10.62% to 14.77%
   2003                           1,918        $11.97 to $12.03            0.00%(a)       .60% to .90%           41.86% to 42.28%
   2002                           1,593          $8.44 to $8.46            0.00%(a)       .60% to .90%         -14.43% to -14.18%
   2001                             962          $9.85 to $9.86            0.00%(a)       .60% to .90%           -1.46% to -1.36%
   05/01/01                           4                  $10.00
JPVF Small Company Division
   2005                           2,024        $10.06 to $38.45            0.00%(a)       .60% to .90%           10.96% to 11.30%
   2004                           2,153         $9.04 to $34.65            0.00%(a)       .60% to .90%             5.26% to 5.57%
   2003                           2,365         $8.56 to $32.92            0.00%(a)       .60% to .90%           39.07% to 39.49%
   2002                           2,310         $6.14 to $23.67            0.00%(a)       .60% to .90%         -29.59% to -29.38%
   2001                           2,385         $8.69 to $33.62            0.00%(a)       .60% to .90%           -8.02% to -7.74%
JPVF Small-Cap Value Division
   2005                           1,671        $11.28 to $15.95            0.00%(a)       .60% to .90%             4.16% to 4.48%
   2004                           1,807        $10.79 to $15.31            0.00%(a)       .60% to .90%            7.92% to 18.70%
   2003                           1,780        $12.35 to $12.90            0.00%(a)       .60% to .90%           34.57% to 34.98%
   2002                           1,490          $9.15 to $9.59            0.00%(a)       .60% to .90%         -13.42% to -13.16%
   2001                           1,038        $10.54 to $11.07            0.00%(a)       .60% to .90%            5.39% to 10.70%
   05/01/01                           3                  $10.00
JPVF International Equity
  Division
   2005                           3,678         $8.42 to $12.77            0.53%          .60% to .90%           18.39% to 18.74%
   2004                           3,445         $7.09 to $10.79            0.26%          .60% to .90%           15.96% to 16.32%
   2003                           3,210          $6.09 to $9.30            1.22%          .60% to .90%           30.20% to 30.59%
   2002                           3,122          $4.67 to $7.14            0.00%(a)       .60% to .90%         -23.48% to -23.25%
   2001                           2,901          $6.08 to $9.34            0.00%(a)       .60% to .90%         -23.67% to -23.44%
JPVF World Growth Stock
  Division
   2005                           2,650        $12.47 to $64.20            1.44%          .60% to .90%             7.91% to 8.23%
   2004                           2,520        $11.52 to $59.49            1.12%          .60% to .90%           15.22% to 17.50%
   2003                           2,544         $9.96 to $50.63            1.90%          .60% to .90%           32.89% to 33.29%
   2002                           2,702         $7.47 to $38.10            1.20%          .60% to .90%         -17.42% to -17.17%
   2001                           2,660         $9.02 to $46.14            1.63%          .60% to .90%           -7.26% to -6.98%

                                          AT DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                ----------------------------------   -------------------------------------------------------------
                                 UNITS          UNIT FAIR VALUE        INVESTMENT        EXPENSE RATIO**        TOTAL RETURN***
                                 (000S)        LOWEST TO HIGHEST      INCOME RATIO*     LOWEST TO HIGHEST      LOWEST TO HIGHEST
                                -------      ---------------------   ---------------   -------------------   ---------------------
JPVF High Yield Bond Division
   2005                           1,213        $10.52 to $12.64            6.74%          .60% to .90%             0.84% to 1.14%
   2004                           1,338        $10.40 to $12.54            6.59%          .60% to .90%             4.00% to 8.08%
   2003                           1,291        $11.34 to $11.60            5.71%          .60% to .90%           18.45% to 18.80%
   2002                           1,157          $9.55 to $9.79            0.04%          .60% to .90%             1.21% to 1.51%
   2001                           1,125          $9.40 to $9.68            9.03%          .60% to .90%             2.50% to 2.81%
JPVF Balanced Division
   2005                           2,589        $11.38 to $27.52            2.21%          .60% to .90%             4.43% to 4.74%
   2004                           2,713        $10.87 to $26.35            1.74%          .60% to .90%             8.63% to 8.68%
   2003                           2,884        $10.14 to $24.26            2.22%          .60% to .90%           13.02% to 13.35%
   2002                           2,780         $8.94 to $21.46            2.54%          .60% to .90%           -7.20% to -6.92%
   2001                           2,250         $9.61 to $23.13            2.54%          .60% to .90%           -5.15% to -4.87%
JPVF Money Market Division
   2005                           2,867        $10.24 to $19.68            0.70%          .60% to .90%             1.81% to 2.11%
   2004                           2,823        $10.02 to $19.33            0.72%          .60% to .90%            -0.12% to 0.26%
   2003                           2,732        $10.69 to $19.36            1.31%          .60% to .90%           -0.31% to -0.01%
   2002                           3,151        $10.69 to $19.42            2.45%          .60% to .90%             0.32% to 0.62%
   2001                           2,647        $10.62 to $19.36            3.34%          .60% to .90%             2.83% to 3.14%
American Century VP
  International Division
   2005                           1,453        $10.43 to $10.52            1.23%          .60% to .90%           12.24% to 12.58%
   2004                           1,218          $9.26 to $9.38            0.54%          .60% to .90%           13.89% to 14.24%
   2003                             950          $8.11 to $8.23            0.58%          .60% to .90%           23.40% to 23.77%
   2002                             475          $6.55 to $6.67            0.56%          .60% to .90%         -21.09% to -20.85%
   2001                             105          $8.28 to $8.46            0.00%(a)       .60% to .90%         -17.22% to -15.45%
   05/10/01                          --(c)               $10.00
American Century VP Value
  Division
   2005                             697        $11.28 to $12.95            0.77%          .60% to .90%             3.92% to 4.23%
   2004                             677        $10.82 to $12.46            0.87%          .60% to .90%            8.23% to 13.15%
   2003                             363        $11.01 to $11.04            0.75%          .60% to .90%           27.66% to 28.04%
   2002                             204          $8.62 to $8.63            0.00%(a)       .60% to .90%         -13.80% to -13.73%
   05/02/02                          --(c)               $10.00
American Funds Growth Division
   2005                           2,404        $12.47 to $16.08            0.81%          .60% to .90%           15.15% to 15.50%
   2004                           1,667        $10.79 to $13.96            0.22%          .60% to .90%            7.95% to 11.49%
   2003                             716        $12.31 to $12.52            0.22%          .60% to .90%           23.13% to 25.23%
   05/01/03                          --(c)               $10.00
American Funds Growth-Income
  Division
   2005                           1,973        $11.19 to $14.29            1.45%          .60% to .90%             4.89% to 5.20%
   2004                           1,452        $10.64 to $13.63            1.08%          .60% to .90%             6.37% to 9.38%
   2003                             652        $12.42 to $12.46            1.89%          .60% to .90%           24.17% to 24.58%
   05/05/03                          --(c)               $10.00
Fidelity(R) VIP Contrafund(R)
  Division
   2005                           4,878        $12.81 to $26.58            0.28%          .60% to .90%           15.89% to 16.24%
   2004                           4,475        $11.02 to $22.93            0.33%          .60% to .90%           10.18% to 14.44%
   2003                           4,426         $9.83 to $20.04            0.47%          .60% to .90%           27.31% to 27.70%
   2002                           4,561         $7.70 to $15.74            0.81%          .60% to .90%          -10.16% to -9.89%
   2001                           4,406         $8.55 to $17.52            0.78%          .60% to .90%         -13.04% to -12.77%

                                          AT DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                ----------------------------------   -------------------------------------------------------------
                                 UNITS          UNIT FAIR VALUE        INVESTMENT        EXPENSE RATIO**        TOTAL RETURN***
                                 (000S)        LOWEST TO HIGHEST      INCOME RATIO*     LOWEST TO HIGHEST      LOWEST TO HIGHEST
                                -------      ---------------------   ---------------   -------------------   ---------------------
Fidelity(R) VIP Equity-Income
  Division
   2005                           3,392        $11.41 to $14.82            1.63%          .60% to .90%             4.92% to 5.23%
   2004                           3,379        $10.84 to $14.12            1.49%          .60% to .90%            8.45% to 10.53%
   2003                           3,194        $10.96 to $12.78            1.70%          .60% to .90%           29.16% to 29.55%
   2002                           3,109          $8.46 to $9.89            1.56%          .60% to .90%         -17.69% to -17.44%
   2001                           2,513        $10.25 to $12.02            1.31%          .60% to .90%           -5.81% to -5.53%
Fidelity(R) VIP Growth
  Division
   2005                           4,113         $7.40 to $13.45            0.50%          .60% to .90%             4.85% to 5.17%
   2004                           4,351         $7.03 to $12.83            0.27%          .60% to .90%             2.45% to 2.76%
   2003                           4,544         $6.85 to $12.52            0.26%          .60% to .90%           31.66% to 32.05%
   2002                           4,319          $5.18 to $9.51            0.25%          .60% to .90%         -30.73% to -30.52%
   2001                           3,833         $7.46 to $13.73            0.08%          .60% to .90%         -18.39% to -18.15%
Fidelity(R) VIP High Income
  Division
   2005                              50                  $12.25           14.73%                 0.90%                      1.78%
   2004                              59                  $12.03            8.29%                 0.90%                      8.61%
   2003                              64                  $11.08            7.90%                 0.90%                     26.13%
   2002                              81                   $8.79           11.54%                 0.90%                      2.52%
   2001                              98                   $8.57           13.31%                 0.90%                    -12.53%
Fidelity(R) VIP Investment
  Grade Bond Division
   2005                           1,170        $10.42 to $10.50            2.67%          .60% to .90%             0.98% to 1.29%
   2004                             683        $10.29 to $10.40            2.31%          .60% to .90%             2.90% to 3.25%
   2003                             303        $10.07 to $10.16            0.00%(a)       .60% to .90%             0.70% to 1.64%
   05/05/03                          --(c)               $10.00
Fidelity(R) VIP Mid Cap
  Division
   2005                           1,144        $14.06 to $19.68            0.00%(a)       .60% to .90%           16.96% to 17.31%
   2004                             588        $11.99 to $16.82            0.00%(a)       .60% to .90%           19.86% to 23.54%
   2003                              87        $13.62 to $13.64            0.00%(a)       .60% to .90%           36.17% to 36.44%
   05/07/03                          --(c)               $10.00
Franklin Small Cap Value
  Securities Division
   2005                             729        $12.33 to $17.17            0.83%          .60% to .90%             7.79% to 8.12%
   2004                             473        $11.40 to $15.93            0.15%          .60% to .90%           14.05% to 22.63%
   2003                             145        $12.99 to $13.01            0.03%          .60% to .90%           29.87% to 30.12%
   05/08/03                          --(c)               $10.00
Goldman Sachs VIT Capital
  Growth Division
   2005                             461         $8.45 to $11.03            0.18%          .60% to .90%             2.02% to 2.33%
   2004                             280         $8.28 to $10.77            0.86%          .60% to .90%             7.77% to 8.11%
   2003                             221          $7.66 to $7.83            0.00%(a)       .60% to .90%             2.21% to 2.22%
   12/19/03                         219          $7.50 to $7.66
MFS(R) Research Series Division
   2005                           1,568         $8.10 to $12.69            0.48%          .60% to .90%             6.84% to 7.16%
   2004                           1,678         $7.56 to $11.88            1.08%          .60% to .90%           14.81% to 15.16%
   2003                           1,830         $6.56 to $10.35            0.67%          .60% to .90%           23.59% to 23.96%
   2002                           1,816          $5.29 to $8.37            0.27%          .60% to .90%         -25.21% to -24.99%
   2001                           1,832         $7.06 to $11.19            0.01%          .60% to .90%         -21.96% to -21.72%
MFS(R) Utilities Series
  Division
   2005                           1,959        $11.73 to $19.25            0.57%          .60% to .90%           15.79% to 16.14%
   2004                           1,860        $10.10 to $16.62            1.38%          .60% to .90%           29.03% to 29.42%
   2003                           1,741         $7.80 to $12.88            2.22%          .60% to .90%           34.68% to 35.08%
   2002                           1,751          $5.78 to $9.57            2.60%          .60% to .90%         -23.45% to -23.22%
   2001                           1,752         $7.52 to $12.50            3.21%          .60% to .90%         -24.89% to -24.66%

                                          AT DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                ----------------------------------   -------------------------------------------------------------
                                 UNITS          UNIT FAIR VALUE        INVESTMENT        EXPENSE RATIO**        TOTAL RETURN***
                                 (000S)        LOWEST TO HIGHEST      INCOME RATIO*     LOWEST TO HIGHEST      LOWEST TO HIGHEST
                                -------      ---------------------   ---------------   -------------------   ---------------------
PIMCO Total Return Division
   2005                           6,828        $10.65 to $12.55            3.43%          .60% to .90%             1.54% to 1.84%
   2004                           6,238        $10.46 to $12.36            1.89%          .60% to .90%             3.95% to 4.61%
   2003                           6,026        $11.89 to $27.87            2.87%          .60% to .90%             4.10% to 4.42%
   2002                           6,134        $11.42 to $26.69            4.05%          .60% to .90%             6.69% to 8.11%
   2001                           1,040        $10.53 to $10.56            4.30%(b)       .60% to .90%             5.34% to 5.64%
   05/01/01                          --(c)               $10.00
ProFund VP Asia 30 Division
   2005                             364        $11.68 to $12.66            0.23%          .60% to .90%           16.77% to 18.44%
   2004                              53        $10.69 to $11.69            0.62%          .60% to .90%            6.87% to 16.94%
   05/04/04                          --(c)               $10.00
ProFund VP Europe 30 Division
   2005                             110        $11.65 to $12.33            0.17%          .60% to .90%             7.12% to 7.44%
   2004                              29        $10.87 to $11.48            0.20%          .60% to .90%            8.76% to 14.76%
   05/17/04                          --(c)               $10.00
ProFund VP Financials Division
   2005                             270        $11.63 to $11.99            0.86%          .60% to .90%             3.06% to 3.36%
   2004                             266        $11.00 to $11.64              0.27%        .60% to .90%            9.35% to 12.46%
   2003                             262        $10.64 to $10.97            0.22%          .60% to .90%           27.83% to 28.21%
   2002                              83          $8.33 to $8.56            0.00%(a)       .60% to .90%         -16.75% to -14.42%
   05/08/02                          --(c)               $10.00
ProFund VP Health Care
  Division
   2005                             279        $10.67 to $10.99            0.00%(a)       .60% to .90%             5.07% to 5.39%
   2004                             251        $10.16 to $10.43            0.00%(a)       .60% to .90%             1.44% to 4.27%
   2003                             168        $10.01 to $10.04            0.00%(a)       .60% to .90%           16.37% to 16.72%
   2002                             104                   $8.60            0.00%(a)       .60% to .90%         -13.98% to -13.96%
   05/22/02                          --(c)               $10.00
ProFund VP Large-Cap Growth
  Division
   2005                              37        $10.38 to $10.43            0.00%(a)       .60% to .90%             0.03% to 3.76%
   2004                              38        $10.42 to $11.80            0.00%(a)       .60% to .90%             4.23% to 7.93%
   06/01/04                          --(c)               $10.00
ProFund VP Large-Cap Value
  Division
   2005                              69        $10.33 to $11.35            0.00%(a)       .60% to .90%             2.11% to 2.33%
   2004                              33        $10.43 to $11.11            0.00%(a)       .60% to .90%            4.16% to 11.14%
   05/21/04                          --(c)               $10.00
ProFund VP Rising Rates
  Opportunity Division
   2005                             194          $7.87 to $8.02            0.00%(a)       .60% to .90%           -8.72% to -8.44%
   2004                             192          $8.60 to $8.78            0.00%(a)       .60% to .90%         -14.01% to -12.20%
   05/03/04                          --(c)               $10.00
ProFund VP Small-Cap Growth
  Division
   2005                             168        $11.74 to $12.14            0.00%(a)       .60% to .90%             6.58% to 6.90%
   2004                             191        $10.97 to $11.39            0.00%(a)       .60% to .90%            9.81% to 13.87%
   06/01/04                          --(c)               $10.00
ProFund VP Small-Cap Value
  Division
   2005                              57        $11.86 to $12.38            0.00%(a)       .60% to .90%             3.07% to 3.38%
   2004                             291        $11.51 to $12.01            0.00%(a)       .60% to .90%           14.71% to 20.14%
   05/07/04                          --(c)               $10.00

                                          AT DECEMBER 31                              FOR THE YEAR ENDED DECEMBER 31
                                ----------------------------------   -------------------------------------------------------------
                                 UNITS          UNIT FAIR VALUE        INVESTMENT        EXPENSE RATIO**        TOTAL RETURN***
                                 (000S)        LOWEST TO HIGHEST      INCOME RATIO*     LOWEST TO HIGHEST      LOWEST TO HIGHEST
                                -------      ---------------------   ---------------   -------------------   ---------------------
ProFund VP Technology Division
   2005                             393        $10.15 to $11.46            0.37%          .60% to .90%             0.32% to 0.62%
   2004                             410        $10.11 to $11.38            0.00%(a)       .60% to .90%           -1.32% to 13.88%
   2003                             852        $10.25 to $11.08            0.00%(a)       .60% to .90%           44.66% to 45.10%
   2002                             282          $7.09 to $7.64            0.00%(a)       .60% to .90%         -29.15% to -23.62%
   05/02/02                          --(c)               $10.00
ProFund VP U.S. Government
  Plus Division
   2005                              71        $11.74 to $12.18            2.26%          .60% to .90%             8.06% to 8.38%
   2004                              18        $10.82 to $11.27            0.81%          .60% to .90%            8.29% to 12.70%
   05/24/04                          --(c)               $10.00
Scudder VIT Small Cap Index
  Division
   2005                             921        $11.83 to $13.08            0.39%          .60% to .90%             3.06% to 3.37%
   2004                             884        $11.45 to $12.69            0.19%          .60% to .90%           14.45% to 16.42%
   2003                             666                  $10.90            0.43%          .60% to .90%           44.75% to 45.18%
   2002                             232          $7.51 to $7.53            2.30%(b)       .60% to .90%         -24.95% to -24.70%
   05/01/02                          --(c)               $10.00
T. Rowe Price Mid-Cap Growth
  Division
   2005                             689        $14.39 to $14.63            0.00%(a)       .60% to .90%           13.41% to 13.75%
   2004                             826        $12.68 to $12.86            0.00%(a)       .60% to .90%           16.99% to 17.35%
   2003                           1,097        $10.84 to $10.96            0.00%(a)       .60% to .90%           36.86% to 37.27%
   2002                             278          $7.92 to $7.99            0.00%(a)       .60% to .90%         -20.78% to -20.14%
   05/02/02                          --(c)               $10.00
Templeton Foreign Securities
  Division
   2005                           4,850        $11.17 to $22.74            1.27%          .60% to .90%             9.49% to 9.51%
   2004                           4,831        $10.20 to $20.77            1.15%          .60% to .90%           17.81% to 17.82%
   2003                           4,541         $8.66 to $17.63            1.85%          .60% to .90%           31.37% to 31.42%
   2002                           4,278         $6.59 to $13.42            1.79%          .60% to .90%         -19.14% to -19.05%
   2001                           3,980         $8.14 to $16.60            3.04%          .60% to .90%         -16.50% to -16.49%
Vanguard(R) VIF Mid-Cap Index
  Division
   2005                           1,432        $12.99 to $14.24            1.00%          .60% to .90%           12.96% to 13.29%
   2004                           1,406        $11.46 to $12.61            0.87%          .60% to .90%           14.63% to 19.24%
   2003                             831        $10.57 to $10.66            0.70%          .60% to .90%           32.86% to 33.26%
   2002                             456          $7.96 to $8.00            0.00%(a)       .60% to .90%         -20.42% to -20.02%
   05/01/02                          --(c)               $10.00
Vanguard(R) VIF REIT Index
  Division
   2005                           1,514        $13.65 to $17.92            2.68%          .60% to .90%           10.84% to 11.17%
   2004                           1,402        $12.28 to $16.17            2.47%          .60% to .90%           22.80% to 29.34%
   2003                           1,050        $12.50 to $12.55            3.48%          .60% to .90%           34.27% to 34.67%
   2002                             753          $9.31 to $9.32            0.00%(a)       .60% to .90%           -6.90% to -6.79%
   05/02/02                          --(c)               $10.00
Vanguard(R) VIF Small Company
  Growth Division
   2005                           1,312        $11.79 to $12.94            0.00%(a)       .60% to .90%             5.31% to 5.63%
   2004                           1,151        $11.16 to $12.28            0.08%          .60% to .90%           11.60% to 14.26%
   2003                             958        $10.75 to $10.77            0.01%          .60% to .90%           39.81% to 40.23%
   2002                             337          $7.68 to $7.69            0.00%(a)       .60% to .90%         -23.20% to -23.11%
   05/02/02                          --(c)               $10.00

----------
(a) No income dividend during the period

(b) Annualized for the periods prior to the 2003 adoption of the Statement of Position 03-5 - Financial Highlights of Separate Accounts: An Amendment to the Audit and Accounting Guide AUDITS OF INVESTMENT COMPANIES.

(c) Units less than 500 are reported as zero

* These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts through reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the range presented.

                                   PART C
                             OTHER INFORMATION
Item 27. EXHIBITS

     (a) Resolution of Board of Directors of The Volunteer State Life Insurance Company, adopted at a meeting held on August 20, 1984.Fn1

     (b) Not applicable.

     (c) (i) Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (ii) Amendment to Underwriting Agreement between The Volunteer State Life Insurance Company and Chubb Securities Corporation.Fn2

         (iii) Specimen District Manager's Agreement of Chubb Securities Corporation.Fn2

         (iv) Specimen Sales Representative's Agreement of Chubb Securities Corporation.Fn1

         (v)   Schedule of Commissions.Fn2

     (d) (i)   Specimen Policy.Fn1

         (ii)  Specimen Riders.Fn1

               (a) Waiver of Premium Disability Rider Fn13

               (b) Accidental Death Benefit Rider Fn13

               (c) Children's Term Insurance Rider Fn13

               (d) Guaranteed Insurability Option Rider Fn13

               (e) Terminal Illness Accelerated Benefit Rider Fn13

               (f) Extension of Maturity Date Rider Fn13

               (g) Waiver of Specified Premium Rider Fn13

               (h) Primary Insured Term Rider Fn13

               (i) Other Insured Term Rider Fn13

               (j) Guaranteed Death Benefit Rider Fn13

     (e) Specimen Application.Fn8

     (f) (i) Amended and Restated Articles of Incorporation and Redomestication of Jefferson Pilot Financial Insurance Company.Fn10

     (f) (ii) By-Laws of Jefferson Pilot Financial Insurance Company.Fn10

     (g) Reinsurance Contracts.Fn8

     (h) Participation Agreements.

         (i) Fund Distribution Agreement between Jefferson Pilot Variable Fund, Inc. and Jefferson Pilot Variable Corporation.Fn5

         (ii) (a) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Investment Services, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn8

         (ii) (b) Administrative Services Agreement dated May 1, 2002 among Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company, and T. Rowe Price Associates, Inc. Fn8

         (iii) Participation Agreement among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Jefferson Pilot Financial Insurance Company.Fn8

          (iv) Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton Distributors, Inc., Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company.Fn12

          (v) (a) Participation Agreement among Variable Insurance Product Fund, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn4

                 (b) Addendum to the Participation Agreement.Fn4

                 (c) Addendum to the Participation Agreement.Fn4

          (vi) (a) Participation Agreement among Variable Insurance Product Fund II, Fidelity Distributors Corporation, and Chubb Life Insurance Company of America.Fn4

                 (b) Addendum to the Participation Agreement.Fn4

                 (c) Addendum to the Participation Agreement.Fn4
          (vii) (a) Participation Agreement by and among Ayco Series Trust (merged into Goldman Sachs Variable Trust), Mercer Allied Company, L.P. (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn7

                 (b) Administrative Services Agreement by and among Ayco Series Trust (merged into Goldman Sachs Variable Trust), the Ayco Company, L.P (merged into Goldman Sachs Asset Management L.P.), and Jefferson Pilot Financial Insurance Company.Fn7

          (viii) Shareholder Services Agreement by and between Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and American Century Investment Services, Inc.Fn7

          (ix) Participation Agreement between MFS Variable Insurance Trust, Chubb Life Insurance Company of America, and Massachusetts Financial Services Company.Fn2

          (x) Fund Participation Agreement by and among Deutsche Asset Management VIT Funds, Deutsche Asset Management, Inc., Jefferson Pilot Financial Insurance Company, and Jefferson Pilot LifeAmerica Insurance Company.Fn8

          (xi) (a) Participation Agreement between Jefferson Pilot Financial Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust, and PIMCO Funds Distributors LLC.Fn7

          (xi) (b) PIMCO Variable Insurance Trust Services Agreement.Fn8

          (xii) Participation Agreement among Jefferson Pilot Financial Insurance Company, ProFunds, and ProFund Advisors, LLC.Fn8

          (xiii) (a) Business Agreement by and among Jefferson Pilot Financial Insurance Company, Jefferson Pilot Variable Corporation, American Funds Distributors, Inc., and Capital Research and Management Company.Fn8

                 (b) Fund Participation Agreement among Jefferson Pilot Financial Insurance Company, American Funds Insurance Series, and Capital Research and Management Company.Fn8

     (i) Not Applicable.

     (j) Not Applicable.

     (k) Legal Opinion.Fn2 Fn13

     (l) Actuarial opinion and consent. Fn13

     (m) Sample calculation of items illustrated.Fn9
     (n) Consent of Independent Registered Public Accounting Firm. (filed herewith).

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii). (filed herewith)

---------------------
1. Incorporated by reference to Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form S-6 dated April 17, 1996 (File No. 33-7734).

2. Incorporated by reference to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 dated April 19, 2000 (File No. 333-93367).

3. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 of JPL Separate Account B of Jefferson Pilot Life America Insurance Company (fka Colonial Separate Account B) dated April 22, 1996 (File No. 33-77496).

4. Incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated June 9, 2000 (File No. 333-94539).

5. Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement on Form N-1A of Jefferson Pilot Variable Fund, Inc., dated March 2, 1998 (File No. 2-94479).

6. Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form S-6 filed April 18, 2001 (File No. 333-93367).

7. Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 of the JPF Variable Annuity Separate Account, dated April 22, 2002 (File No. 333-94539).

8. Incorporated by reference to Post-Effective Amendment No. 5 on Form N-6 to Registrant's Registration Statement on Form S-6, filed April 24, 2003 (File No. 333-93367).

9.   Incorporated by reference to Post-Effective Amendment No. 21 on Form N-6 to Registrant's Registration Statement on Form S-6, filed February 21, 2003 (File No. 033-07734).

10. Incorporated by reference to Registration Statement on Form N-4 for JPF Variable Annuity Separate Account II filed on August 1, 2000 (File No. 333-42742).

11. Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form S-6 dated April 28, 1997 (File No. 033-07734).

12. Incorporated by reference to Post-Effective Amendment No. 4 on Form N-6 to the Registration Statement on Form S-6 filed on April 28, 2003 (File No. 333-44228).

13. Incorporated by reference to Post-Effective Amendment No. 22 on Form N-6 to the Registration Statement on Form S-6 filed on April 28, 2003
     (File No. 33-7734).

Item 28. DIRECTORS AND OFFICERS
         JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AS OF APRIL 3, 2006

--------------------------------------------------------------------------------

NAME AND PRINCIPAL                 POSITION AND OFFICES
BUSINESS ADDRESS                   WITH DEPOSITOR
-------------------------------------------------------------------------------------------------------------------
Robert D. Bates                     Executive Vice President
8801 Indian Hills Drive
Omaha, NE 68114

Dennis R. Glass                     President & CEO

Charles C. Cornelio                 Executive Vice President

Mark E. Konen                       Executive Vice President

Warren H. May                       Executive Vice President

Reggie D. Adamson                   Senior Vice President, Acting Chief Financial Officer

Ronald R. Angarella                 Senior Vice President
One Granite Place
Concord, NH 03301

Michael J. Burns                    Senior Vice President

Sandra K. Callahan                  Senior Vice President

Leonard A. Cavallaro                Senior Vice President

C. Phillip Elam, II                 Senior Vice President

Randal J. Freitag                   Senior Vice President and Actuary

Marvin L. Maynard                   Senior Vice President

Paul D. Oschner                     Senior Vice President

Robert W. Powell                    Senior Vice President

Carol Rando                         Senior Vice President

William L. Seawell, II              Senior Vice President

Richard T. Stange                   Senior Vice President and General Counsel

Robert A. Reed                      Vice President, Secretary and Corporate Counsel

Rise CM Taylor                      Vice President and Treasurer

Ronald A. Jordan                    Vice President and Controller


BOARD OF DIRECTORS

Robert D. Bates
Charles C. Cornelio
Dennis R. Glass

Except as otherwise noted, the principal business address for each officer and director listed is 100 N. Greene Street, Greensboro, North Carolina 27401.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT
         See Annual Report on Form 10-K of Jefferson-Pilot Corporation, File No. 1-5955, filed March 14, 2006 and amended on March 23, 2006.

Item 30. INDEMNIFICATION

         The following provisions regarding the indemnification of underwriters and affiliated persons of Registrant are applicable:

         Section 21-2004 of the Nebraska Business Corporation Act, in general, allows a corporation to indemnify any director, officer, employee or agent of the corporation for amounts paid in settlement actually and reasonably incurred by him or her in connection with an action, suit or proceeding, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interest of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. In a case of a derivative action, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless a court in which the action was brought shall determine that such person is fairly and reasonably entitled to indemnify for such expenses which the Court shall deem proper.

         Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."

         Under the terms of the Underwriting Agreement, Depositor agrees to indemnify the distributor for any liability that the latter may incur to a Policyowner or party-in-interest under a Policy (a) arising out of any act or omission in the course of or in connection with rendering services under such Agreement, or (b) arising out of the purchase, retention or surrender of a Policy; provided that the Depositor will not indemnify the Distributor for any such liability that results from the latter's willful misfeasance, bad faith or gross negligence, or from the reckless disregard by the latter of its duties and obligations under the Underwriting Agreement.

         The By-laws of the Distributor, Jefferson Pilot Variable Corporation, provide that the corporation will indemnify a director, officer, employee or agent of the corporation to the full extent of North Carolina law.


         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, or controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless, in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. PRINCIPAL UNDERWRITERS

         Jefferson Pilot Variable Corporation ("JPVC") serves as principal underwriter and distributor of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation. JPVC is a registered broker dealer under the Securities and Exchange Act of 1934, as amended ("Exchange Act"), and is a member of the National Association of Securities Dealers, Inc.

         Jefferson Pilot Financial Insurance Company does not pay JPVC any commission or other compensation.

         JPVC also serves as distributor for the JPF Separate Account C, Jefferson Pilot Variable Annuity Separate Account and Jefferson Pilot Variable Annuity Separate Account II, all of which are separate accounts of Jefferson Pilot Financial Insurance Company.

         JPVC serves as the distributor for JPF Separate Account B and JPF Separate Account D, which are separate accounts of Jefferson Pilot LifeAmerica Insurance Company, a subsidiary of Jefferson Pilot Financial Insurance Company.

         JPVC also serves as principal underwriter for Jefferson Pilot Variable Fund Inc.

         Following are the officers and directors of JPVC. The principal business address of each of the officers and directors listed below is One Granite Place, Post Office Box 515, Concord, New Hampshire 03301.


OFFICERS
Ronald R. Angarella                 Chairman and Chief Executive Officer
David K. Booth                      President
David Armstrong                     Vice President
W. Thomas Boulter                   Vice President & Chief Compliance Officer
Craig D. Moreshead                  Secretary
John A. Weston                      Treasurer & Chief Financial Officer
Lisa S. Clifford                    Assistant Vice President
Donna M. Wilbur                     Assistant Treasurer


BOARD OF DIRECTORS
Ronald R. Angarella
David K. Booth
Charles C. Cornelio
Carol R. Hardiman

Item 32. LOCATION OF ACCOUNTS AND RECORDS

         The Depositor, Jefferson Pilot Financial Insurance Company and the principal Underwriter, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301.

         Each company maintains those accounts and records required to be maintained pursuant to Section 31(a) of the Investment Company Act and the rules promulgated thereunder.


Item 33. MANAGEMENT SERVICES

         None.


Item 34. REPRESENTATION OF REASONABLENESS OF FEES AND CHARGES

         Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by Jefferson Pilot Financial Insurance Company.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, JPF Separate Account A, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, all in Concord, New Hampshire on the 28th day of April, 2006.



(SEAL)                               JPF SEPARATE ACCOUNT A
                                       (Registrant)
                                     By: JEFFERSON PILOT FINANCIAL INSURANCE
                                         COMPANY (Depositor)
                                     By:  /s/ Ronald R. Angarella
                                     -------------------------------------------
                                              Ronald R. Angarella

                                     Title:   Senior Vice President
                                     -------------------------------------------

                                     JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                                     (Depositor)
                                     By:  /s/ Charles C. Cornelio*
                                          --------------------------------------
                                              Charles C. Cornelio

                                     Title: Executive Vice President
                                            ------------------------------------

ATTEST:


/s/ Frederick C. Tedeschi
--------------------------------
Frederick C. Tedeschi
Vice President


     Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


SIGNATURES                            TITLE                      DATE
----------                            -----                      ----

/s/ Dennis R. Glass*                  President and              April 28, 2006
-----------------------------------   Chief Executive Officer
    Dennis R. Glass

/s/ Reggie Adamson*                   Senior Vice President      April 28, 2006
-----------------------------------   and Acting Chief
    Reggie Adamson                    Financial Officer

/s/ Robert D. Bates*                  Director; Executive        April 28, 2006
-----------------------------------   Vice President
    Robert D. Bates

/s/ Charles C. Cornelio*              Director;                  April 28, 2006
-----------------------------------   Executive
Charles C. Cornelio                   Vice President

/s/ Ronald A. Jordan*                 Vice President             April 28, 2006
-----------------------------------   and Controller
Ronald A. Jordan                      (Principal Accounting
                                      Officer)


By: /s/ Frederick C. Tedeschi
    ------------------------------
    Frederick C. Tedeschi, Attorney-in-Fact
    April 28, 2006

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
              333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                           /s/ Dennis R. Glass
                                                           ---------------------
                                                           Dennis R. Glass
Date: April 27, 2006


(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Reggie Adamson, Senior Vice President and Acting Chief Financial Officer of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
              333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                          /s/ Reggie Adamson
                                                          ---------------------
                                                          Reggie Adamson

Date: April 27, 2006


(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of April, 2006.

                                                             /s/ Robert D. Bates
                                                             -------------------
                                                             Robert D. Bates

Date: April 24, 2006


(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, Ronald A. Jordan, Vice President and Controller of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald
R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 27th day of April, 2006.

                                                            /s/ Ronald A. Jordan
                                                            --------------------
                                                            Ronald A. Jordan

Date: April 27, 2006


(SEAL)

                               POWER OF ATTORNEY

KNOW BY ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of Jefferson Pilot Financial Insurance Company, a corporation organized and existing under the laws of Nebraska, does hereby constitute and appoint Frederick C. Tedeschi, Craig D. Moreshead, and Ronald R. Angarella, and each of them (with full power of substitution to appoint any Senior Officer, Vice President, Secretary or Assistant Secretary of the Company) as his true and lawful attorney and agent, to do any and all acts and things and to execute any and all instruments which said attorney and agent may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940 (collectively the "Acts"), and any rules, regulations, orders, or other requirements of the Securities and Exchange Commission ("Commission") in respect thereof. This Power of Attorney authorizes such attorneys and agents to sign the Undersigned's name on his or her behalf as officer and/or director of the Company to any and all registrations statements and/or amendments thereto, reports, instruments, or documents and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement or amendment and to any instrument or document filed as part of, as an exhibit to or in connection with, said registration statement and/or amendment filed or to be filed with the Commission under the Acts. Without limiting the scope of this Power of Attorney, it shall apply to filings by or on behalf of the Company's separate accounts currently in existence or established in the future, including without limitation, those listed below:

     JPF Separate Account A (Registration File Nos. 33-07734; 333-44228;
               333-93367; 333-113050; 333-113334; and 333-131890)

           JPF Separate Account C (Registration File No. 333-01781)

THE UNDERSIGNED does hereby ratify and confirm as his own act and deed all that said attorney and agent (or the substitute) shall do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 24th day of April, 2006.

                                                        /s/ Charles C. Cornello
                                                        -----------------------
                                                        Charles C. Cornello

Date: April 24, 2006


(SEAL)

                                  EXHIBIT INDEX

n.     Consent of Independent Registered Public Accounting Firm.

q.     Procedures Memorandum pursuant to Rule 6e-3(T)(b)(12)(iii)